                                                  April 30, 1999   Annual Report
                                                                          NUVEEN
                                                                    Mutual Funds


Nuveen Municipal Bond Funds

Dependable, tax-free income to help
you keep more of what you earn.


Municipal Bond Fund

Insured Municipal Bond Fund

[PHOTO APPEARS HERE]


 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

     Contents

 1   Dear Shareholder

 4   Report from the Portfolio Managers

 6   Nuveen Municipal Bond Fund Highlights

 7   Nuveen Insured Municipal Bond Fund Highlights

 8   Portfolio of Investments

25   Statement of Net Assets

26   Statement of Operations

27   Statement of Changes in Net Assets

28   Notes to Financial Statements

33   Financial Highlights

35   Report of Independent Public Accountants

36   Building a Better Portfolio

37   Fund Information

DEAR Shareholder

[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board

I'm pleased to inform you that over the past 12 months, Nuveen Municipal Bond Fund and Nuveen Insured Municipal Bond Fund continued to meet their primary objectives of providing you with dependable tax-free income and attractive after-tax total returns. The combination of these two components demonstrates once again that Nuveen's municipal bond funds can serve as excellent investment options for income-oriented investors.

"Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures."

The Year in Review.

The past 12 months saw the U.S. economy continue its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades. Much of the current economic growth is propelled by consumer demand, which has helped the U.S. resist the downward pull of weaker overseas markets.

     All indications point to a confident U.S. consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock and job markets. This belief is reflected in the most recent Consumer Confidence Index report, issued by the Conference Board, Inc., which showed a record-setting seventh consecutive month of gains in May.

     On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to send recovery signals.

     Inflation in the U.S. continued to operate at benign levels, with an increase of 2.2% for the 12 months ended April 30, 1999. Despite a spike in consumer prices in April, propelled by rising energy costs (which are showing signs of retreating), the general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable.

     As Federal Reserve Chairman Alan Greenspan recently stated, one of the key factors in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.

"Municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments."

     On the interest rate front, last fall saw the Federal Reserve ease short-term rates for the first time in almost three years. Between the end of September and mid-November 1998, three successive cuts brought the federal funds rate to 4.75%, averting a potential domestic credit crunch and restoring some stability to global markets.

     Following the success of these preemptive moves, the Federal Reserve indicated that fighting inflation continued to be a top priority by remaining in a proactive mode and responding to April's increased consumer prices with a shift to a tightening bias. By doing this, the Fed signaled its continued support of the market without changing interest rates or fundamentally altering the economy.

     In the months ahead, we will continue to watch for indications from the Fed and other factors that affect the economy's future, including wage and employment statistics, reports on productivity growth, capital equipment spending, and the progress of international economic recovery. We believe these key components will influence the outlook for fixed-income markets well into the new millennium.


Municipal Bonds: An Attractive Investment Option.

     As interest rates declined over the past year, our municipal bond funds continued to provide bright spots among the various investment options, offering attractive, stable income in a market that places a high premium on yield.

     In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. In fact, for the first four months of 1999, municipals continued to outperform Treasuries.

     The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds from the price decline that occurred in the Treasury market during the first four months of the year. While the interest rate on 30-year Treasury bonds rose from 5.10% at the end of December to 5.66% as of April 30, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, gained just three basis points--from 5.26% to 5.29%. Given the inverse relationship between interest rates and bond prices, we saw bond prices fall as rates rose over this period.

     Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries. The differential in performance reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises of the past year. As the financial turmoil subsided in the first quarter of 1999, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities. The combination of an increase in interest rates and a decline in demand caused U.S. Treasuries to drop in price.

     At the end of April 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 94%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds-- even before the tax advantages of municipal bonds were taken into account. On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

     During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997.

     In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion.

     In the first four months of 1999, however, as the market settled into a more stable interest rate environment, refunding activity dropped off dramatically. As a result, municipal supply in 1999 has declined by approximately 25% from the levels of a year ago. This, in turn, has enhanced the attractiveness of the municipal bonds that were brought to market, as demand-- especially from individual investors--remained relatively strong.


The Value of Nuveen Expertise. Nuveen Mutual Funds are a diverse collection of investments featuring an impressive ensemble of highly regarded asset management firms--Premier Advisers/SM/--who direct the investment activities of each portfolio.

     The Premier Advisers are firms that have earned a reputation for excellence in their field of expertise--whether in municipal bonds, blue-chip growth stocks, large-cap value stocks, or international securities.

     The Premier Advisers include: Nuveen Investment Advisory Services for income investing, Rittenhouse Financial Services for growth investing, and Institutional Capital Corporation for value investing.

     For more information on Nuveen funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

     We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways that Nuveen funds can help you establish a diversified portfolio designed to build and sustain long-term financial security.

     Nuveen Municipal Bond Fund and Nuveen Insured Municipal Bond Fund are two examples of the quality investments that embody Nuveen's income investing expertise--carrying on a tradition that has been established throughout Nuveen's 100-year history. More than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

     We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.

                                        Sincerely,

                                        /s/  Timothy R. Schwertfeger
                                        -----------------------------
                                        Timothy R. Schwertfeger
                                        Chairman of the Board
                                        June 15, 1999


"...Municipal supply in 1999 has declined... this has enhanced the attractiveness of the municipal bonds that were brought to market."

Report from the Portfolio Managers

Nuveen Municipal Bond Fund and Nuveen Insured Municipal Bond Fund closed their fiscal years April 30, 1999, both outperforming their appropriate Lipper peer group*. Tom Spalding, portfolio manager of Nuveen Municipal Bond Fund, and Steve Krupa, portfolio manager of Nuveen Insured Municipal Bond Fund, discuss the activity within the municipal market during the year, and address the performance and key investment strategies for their respective funds.

Comments cover the fiscal year ended April 30, 1999, and all performance statistics are quoted for Class A shares at net asset value.


What economic factors affected the municipal market over the past year? The major news event of the year was the emerging foreign markets' financial crises, which caused a surge in the global demand for U.S. Treasury bonds--the world's most liquid and risk-free securities. This phenomenon is commonly referred to as a "flight to quality." However, because municipal bonds are not as attractive to foreign buyers, who generally cannot take advantage of their tax-exempt feature, the big news in `98 had little affect on the municipal market.

     The Federal Reserve Board responded to the global crisis by lowering short-term interest rates three times between late September and early November. By early 1999, investor sentiment improved and the crisis appeared to be over. However, stronger-than-expected U.S. economic growth led to a dramatic selloff in the Treasury market in February. Municipal bonds outperformed Treasury securities during the selloff.

     As the second quarter of 1999 approached, the foreign economic crises receded further into the background and the U.S. economy remained buoyant. However, inflation fears began to take hold as oil prices rebounded and the consumer price index spiked upward, causing yields on most fixed-income securities to rise.

     Municipal issuance was very strong during the funds' fiscal year, as issuers took advantage of low interest rates. Because of higher supply and lower demand, municipal bond yields exceeded taxable yields at times, making it a rewarding asset class for investors. More typically, municipals yield about 86% of comparably maturing Treasury bonds.


Tom, how did Nuveen Municipal Bond Fund perform during the year? For the fiscal year ended April 30, 1999, the total return** for Class A shares on net asset value was 6.28%, equivalent to a taxable total return of 8.46% for investors in the 31% federal income tax bracket. The fund's 6.28% total return exceeded the 5.78% average annual total return posted by the Lipper General Municipal Debt Peer Group*, ranking it 66 out of 258 national municipal bond funds.


What led to such strong performance? For more than 20 years, our objective has been to achieve the higher returns of longer-term bonds while maintaining the lower volatility of intermediate securities. As value investors, we try to identify sectors and geographic regions of the country that we think will outperform, regardless of the direction of interest rates.

     We have also worked hard to maintain a high degree of call protection in the portfolio. Bonds are typically issued with the right of the issuer to call or redeem the bond if interest rates fall. We strive to purchase bonds with seven to 10 years of call protection.


* The Lipper peer group return represents the average annualized returns of the funds in the Lipper General Municipal Debt Peer Group (for Nuveen Municipal Bond Fund) and in the Lipper Insured Municipal Debt category (for Nuveen Insured Municipal Bond Fund). The returns assume reinvestment of dividends and do not reflect any applicable sales charge.

**Total return is the sum of the fund's income and capital gains distributions plus price changes in the underlying bond portfolio.

What key strategies were used over the course of the year? Our emphasis on securities issued by the State of Illinois has been a very successful strategy. The Midwest, because of its industrial base, has rebounded strongly from the recession of the early 1990s. As a result, credit quality has improved, leading to upgrades and price appreciation within Nuveen Municipal Bond Fund's portfolio.

     While we continue to invest in the healthcare industry, we have found that it is very important to be selective. In our experience, teaching hospitals such as Northwestern Memorial Hospital have been strong credits. Northwestern Memorial, one of the leading teaching facilities in Chicago, is gaining market share, cutting costs and maintaining high levels of liquidity.

     We are also comfortable with our investments in hospitals outside the urban and suburban zones, which are dominant in their service areas. These issues are generally lower-rated but offer excellent yields.


Turning to Nuveen Insured Municipal Bond Fund, Steve, how did it perform during its fiscal year? For the fiscal year ended April 30, 1999, the total return on net asset value was 6.43%, equivalent to a taxable total return of 8.66% for investors in the 31% federal income tax bracket. This return exceeded the 6.04% average annual total return posted by the Lipper Insured Municipal Debt Peer Group*, ranking it 17 of 48 national insured municipal bond funds.

     In addition to these performance numbers, we also increased the fund's dividend during the period.


To what do you attribute the fund's strong relative performance? We chose to keep the portfolio's duration relatively short during a period when interest rates were rising, which turned out to be a good move. Bond prices fall when interest rates rise because investors can purchase new bonds with higher yields. The shorter the duration, which measures a bond's price volatility, or reaction to interest rate movements, the less sensitive the bond is to changes in interest rates.

     In addition, raising the dividend reflected our ability to buy higher yielding bonds during the year. We have also worked hard to maintain a high degree of call protection in the portfolio. As Tom mentioned, bonds are typically issued with the right of the issuer to call or redeem the bond if interest rates fall. We strive to purchase bonds with seven to 10 years of call protection.


What key strategies were used over the course of the year? Besides our duration strategy, our value-investing philosophy of seeking undervalued sectors and individual bonds proved effective during the year.

     For example, deregulation in the electric utility industry and the changing environment of health care has created investment opportunities. Industry experts predict that electric power will be offered soon to consumers from national vendors, much like long-distance telephone service is today.

     The hospital industry is undergoing consolidation in response to cutbacks in Medicare and other government reimbursement programs. These changes may create uncertainty for investors. However, we believe that our extensive research process allows us to find bonds backed by strong hospitals. These bonds are temporarily undervalued.


Tom and Steve, what is your outlook for the municipal bond market, as well as Nuveen Municipal Bond Fund and Nuveen Insured Municipal Bond Fund? We believe that municipal bonds will continue offering attractive yields in relation to U.S. Treasury securities. Due to the fact that supply is down and the demand from retail buyers is growing, we believe that municipals could outperform taxable bonds over the next six months.

     As the outlook for the economy has strengthened over the past several months, prices for lower-rated bonds have firmed up. Because the extra yield on lower-rated securities is no longer compelling, we will be very selective in that area.

     We also see the best values for bonds maturing in 20 years rather than 30 years or longer. The 20-year bonds offer most of the yield of the longer maturities without nearly as much price volatility.

     We will continue searching for pockets of opportunity that will help us maintain the strength of the fund's dividend and total return.

   NUVEEN MUNICIPAL BOND FUND

Highlights as of April 30, 1999

Quick Facts

                                A Shares   B Shares    C Shares    R Shares
NAV                             $  9.57     $  9.57     $  9.57     $  9.58
---------------------------------------------------------------------------
April's Dividend                $0.0375     $0.0315     $0.0330     $0.0390
---------------------------------------------------------------------------
Fund Symbol                       NMBAX       NUMBX         N/A       NUVBX
---------------------------------------------------------------------------
CUSIP                         67065Q202   67065Q103   67065Q301   67065Q400
---------------------------------------------------------------------------
Inception Date                     6/95        2/97        6/95       11/76
---------------------------------------------------------------------------


Total Return (Annualized)/1/

                                       A Shares           B Shares    C Shares   R Shares
                                   NAV         Offer        NAV         NAV         NAV
1-Year                             6.28%       1.86%       5.49%       5.91%      6.59%
-----------------------------------------------------------------------------------------
5-Year                             6.97%       6.07%       6.24%       6.29%      7.24%
-----------------------------------------------------------------------------------------
10-Year                            7.18%       6.72%       6.60%       6.43%      7.44%
-----------------------------------------------------------------------------------------
1-Year TER*                        8.46%       3.96%       7.32%       7.84%      8.86%

*  Taxable Equivalent Return (31%)
/1/Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Index Comparison/2/


        [LINE CHART APPEARS HERE]

          Nuveen Municipal    Nuveen Municipal   Lehman Brothers Municipal
         Bond Fund (Offer)    Bond Fund (NAV)           Bond Index
              $19,163             $20,004                 $21,804
--------------------------------------------------------------------------
April 1989    $ 9,580             $10,000                $10,000
--------------------------------------------------------------------------
               10,129              10,573                 10,721
--------------------------------------------------------------------------
               11,196              11,687                 11,952
--------------------------------------------------------------------------
               12,212              12,747                 13,089
--------------------------------------------------------------------------
               13,437              14,026                 14,745
--------------------------------------------------------------------------
               13,681              14,281                 15,063
--------------------------------------------------------------------------
               14,563              15,201                 16,045
--------------------------------------------------------------------------
               15,478              16,156                 17,342
--------------------------------------------------------------------------
               16,541              17,267                 18,652
--------------------------------------------------------------------------
               18,031              18,821                 20,387
--------------------------------------------------------------------------
April 1999     19,163              20,004                 21,804
--------------------------------------------------------------------------


Monthly Tax-Free Dividends (Class A Shares)/3/

     [BAR CHART APPEARS HERE]

May 1998          .0375
-----------------------
June 1998         .0375
-----------------------
July 1998         .0375
-----------------------
August 1998       .0375
-----------------------
September 1998    .0375
-----------------------
October 1998      .0375
-----------------------
November 1998     .0375
-----------------------
December 1998     .0375
-----------------------
January 1999      .0375
-----------------------
February 1999     .0375
-----------------------
March 1999        .0375
-----------------------
April 1999        .0375
-----------------------

/3/The Fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0256 per share.


Portfolio Statistics

Fund Net Assets                $3.0 billion
-------------------------------------------
Effective Maturity              17.44 years
-------------------------------------------
Average
Effective Duration                     5.99
-------------------------------------------

Top Five Sectors

Utilities                               23%
-------------------------------------------
Health Care                             18%
-------------------------------------------
U.S. Guaranteed                         15%
-------------------------------------------
Tax Obligation (Limited)                 9%
-------------------------------------------
Water and Sewer                          9%
-------------------------------------------


Bond Credit Quality**

[PIE CHART APPEARS HERE]


AAA/U.S. Grtd................44%
AA...........................34%
A............................13%
BBB/NR....................... 9%


**as a percentage of total bond holdings



Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.


/2/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Past performance is not predictive of future results.

     NUVEEN INSURED MUNICIPAL BOND FUND

Highlights as of April 30, 1999


Quick Facts
                                      A Shares    B Shares    C Shares    R Shares
NAV                                    $ 11.16     $ 11.16     $ 11.05     $ 11.11
----------------------------------------------------------------------------------
April's Dividend                       $0.0450     $0.0380     $0.0395     $0.0465
----------------------------------------------------------------------------------
Fund Symbol                              NMBIX       NMBBX       NMBKX       NITNX
----------------------------------------------------------------------------------
CUSIP                                67065Q509   67065Q608   67065Q707   67065Q806
----------------------------------------------------------------------------------
Inception Date                            9/94        2/97        9/94       12/86
----------------------------------------------------------------------------------

Total Return (Annualized)/1/

                                              A Shares           B Shares    C Shares   R Shares
                                           NAV        Offer        NAV         NAV        NAV
1-Year                                    6.43%       1.99%       5.63%       5.86%      6.62%
----------------------------------------------------------------------------------------------
5-Year                                    7.21%       6.29%       6.38%       6.38%      7.37%
----------------------------------------------------------------------------------------------
10-Year                                   7.68%       7.21%       7.06%       6.86%      7.89%
----------------------------------------------------------------------------------------------
1-Year TER*                               8.66%       4.13%       7.51%       7.83%      8.94%

*   Taxable Equivalent Return (31%)

/1/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Index Comparison/2/


               [LINE CHART APPEARS HERE]


Lehman Brothers Municipal      Nuveen Ins Municipal      Nuveen Ins Municipal
       Bond Index                Bond Fund (NAV)          Bond Fund (Offer)
         $21,804                     $20,946                   $20,066
-----------------------------------------------------------------------------
         $10,000                     $10,000                   $ 9,580
-----------------------------------------------------------------------------
         $10,721                     $10,502                   $10,061
-----------------------------------------------------------------------------
         $11,953                     $11,720                   $11,228
-----------------------------------------------------------------------------
         $13,090                     $12,909                   $12,367
-----------------------------------------------------------------------------
         $14,746                     $14,657                   $14,041
-----------------------------------------------------------------------------
         $15,063                     $14,791                   $14,170
-----------------------------------------------------------------------------
         $16,065                     $15,864                   $15,198
-----------------------------------------------------------------------------
         $17,343                     $17,009                   $16,295
-----------------------------------------------------------------------------
         $18,652                     $18,049                   $17,291
-----------------------------------------------------------------------------
         $20,387                     $19,682                   $18,855
-----------------------------------------------------------------------------
         $21,804                     $20,946                   $20,066
-----------------------------------------------------------------------------

Past performance is not predictive of future results.

Monthly Tax-Free Dividends (Class A Shares)/3/



                           [BAR CHART APPEARS HERE]



May         1998             .0445
June        1998             .0445
July        1998             .0445
August      1998             .0445
September   1998             .0445
October     1998             .0445
November    1998             .0445
December    1998             .0445
January     1999             .0450
February    1999             .0450
March       1999             .0450
April       1999             .0450

/3/ The Fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0326 per share.

Portfolio Statistics


Fund Net Assets                         $861 million
-----------------------------------------------------
Effective Maturity                       18.10 years
-----------------------------------------------------
Average
Effective Duration                              6.26
-----------------------------------------------------

Top Five Sectors

U.S. Guaranteed                                   32%
-----------------------------------------------------
Health Care                                       15%
-----------------------------------------------------
Tax Obligation (General)                          11%
-----------------------------------------------------
Utilities                                         10%
-----------------------------------------------------
Housing (Single Family)                            9%
-----------------------------------------------------

Bond Credit Quality**

                           [PIE CHART APPEARS HERE]

Insured          68%
Insured & U.S.
Guaranteed       29%
U.S. Guaranteed   3%


**as a percentage of total bond holdings


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

/2/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Past performance is not predictive of future results.

               Portfolio of Investments
               Nuveen Municipal Bond Fund
               April 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Alabama -- 1.4%

$ 3,255,000    The Board of Trustees of Alabama, Agricultural and Mechanical                 5/08 at 102         AAA    $ 3,173,332
                 University, Revenue Bonds, Series 1998, 5.000%, 11/01/25

  7,000,000    City of Birmingham, Alabama, Water and Sewer Revenue Warrants, Series         1/08 at 101         AA-      6,500,900
                 1998-A, 4.750%, 1/01/29

               Jefferson County, Alabama, Sewer Revenue Capital Improvement
               Warrants, Series 1999-A:
  4,000,000      5.750%, 2/01/38                                                             2/09 at 101         AAA      4,271,280
 16,000,000      5.125%, 2/01/39                                                             2/09 at 101         AAA     15,653,280

 12,000,000    Baptist Medical Center Special Care Facilities Financing Authority           11/08 at 101         AAA     11,554,440
                 of the City of Montgomery, Alabama, Revenue Bonds, Series 1998-B
                 (Baptist Health), 5.000%, 11/15/29
------------------------------------------------------------------------------------------------------------------------------------
               Alaska -- 0.4%

 12,375,000    Alaska Housing Finance Corporation, Collateralized Home Mortgage             12/03 at 102         AAA     12,624,604
                 Bonds, 1990 Series A, 5.850%, 6/01/25
------------------------------------------------------------------------------------------------------------------------------------
               Arizona -- 2.4%

  7,750,000    Arizona Board of Regents, Arizona State University, System Revenue            7/02 at 101          AA      8,230,965
                 Refunding Bonds, Series 1992-A, 5.750%, 7/01/12

 21,600,000    Salt River Project Agricultural Improvement and Power District,               1/02 at 100          AA     22,095,288
                 Arizona, Salt River Project Electric System Revenue Bonds, 1992
                 Series C, 5.500%, 1/01/28

  8,580,000    Salt River Project Agricultural Improvement and Power District,               7/99 at 100          AA      8,646,495
                 Arizona, Salt River Project Electric System Revenue Bonds, 1973
                 Series A, 5.000%, 1/01/10

               Salt River Project Agricultural Improvement and Power District,
               Arizona, Salt River Project Electric System Revenue Refunding Bonds,
               1993 Series C:
  5,000,000      4.900%, 1/01/08                                                             1/04 at 102          AA      5,176,450
 19,320,000      4.750%, 1/01/17                                                             1/04 at 100          AA     18,679,349

  7,000,000    The Industrial Development Authority of the City of Scottsdale, Arizona,      9/01 at 102         AAA      7,394,940
                 Hospital Revenue Refunding Bonds (Scottsdale Memorial Hospitals),
                 Series 1996-A, 5.625%, 9/01/12
------------------------------------------------------------------------------------------------------------------------------------
               Arkansas -- 0.5%

 11,210,000    Jefferson County, Arkansas, Hospital Refunding Revenue Bonds,                 7/03 at 102           A     12,162,177
                 Series 1993, 6.000%, 7/01/06

  4,000,000    Jefferson County, Arkansas, Pollution Control Revenue Refunding              12/02 at 102        BBB-      4,015,000
                 Bonds (Entergy Arkansas, Inc. Project), Series 1997,
                 5.600%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
               California -- 13.3%

 21,220,000    California Health Facilities Financing Authority, Insured                     7/04 at 102         AAA     21,402,916
                 Health Facility Refunding Revenue Bonds (Catholic Healthcare West),
                 1994 Series A, 5.000%, 7/01/14

               State of California, Department of Water Resources, Central Valley Project,
               Water System Revenue Bonds, Series L:
 15,515,000      5.700%, 12/01/16                                                        6/03 at 101 1/2          AA     16,417,042
  9,500,000      5.750%, 12/01/19                                                        6/03 at 101 1/2          AA     10,029,720
 12,250,000      5.500%, 12/01/23                                                        6/03 at 101 1/2          AA     12,644,083

 21,000,000    State of California, Department of Water Resources, Central                  12/03 at 101          AA     20,185,410
                 Valley Project, Water System Revenue Bonds, Series M,
                 4.875%, 12/01/27

 12,000,000    State Public Works Board of the State of California, Lease                   11/04 at 102         Aaa     14,148,120
                 Revenue Bonds (Department of Corrections), 1994 Series A
                 (California State Prison-Monterey County (Soledad II)),
                 7.000%, 11/01/19 (Pre-refunded to 11/01/04)

 11,500,000    California Statewide Communities Development Authority,                      10/03 at 102         AAA     12,380,325
                 Insured Health Facilities Revenue, Certificates of Participation
                 (UniHealth America), 1993 Series A, 5.500%, 10/01/14


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               California (continued)

$38,795,000    California Statewide Communities Development Authority,                       7/03 at 102          AA    $39,409,901
                 Certificates of Participation, St. Joseph Health System
                 Obligated Group, 5.500%, 7/01/23

 15,725,000    Central Joint Powers Health Financing Authority, Certificates                 2/03 at 102        Baa1     15,905,680
                 of Participation, Series 1993 (Community Hospital of
                 Central California), 5.250%, 2/01/13

  9,000,000    East Bay Municipal Utility District (Alameda and Contra Costa                 6/03 at 102         AAA      8,863,560
                 Counties, California), Water System Subordinated Revenue
                 Refunding Bonds, Series 1993A, 5.000%, 6/01/21

               Foothill/Eastern Transportation Corridor Agency, California,
               Toll Road Revenue Bonds, Series 1995A:
 45,000,000      0.000%, 1/01/23                                                            No Opt. Call         BBB-    12,728,700
 15,000,000      6.000%, 1/01/34                                                             1/05 at 102         BBB-    16,116,150

 17,040,000    Los Angeles Convention and Exhibition Center Authority, Lease                 8/03 at 102         AAA     17,433,965
                 Revenue Bonds, 1993 Refunding Series A, City of Los Angeles,
                 California, 5.125%, 8/15/13

 17,575,000    Department of Water and Power of the City of Los Angeles,                     4/02 at 102       AA***     19,228,456
                 California, Water Works Revenue Bonds, Issue of 1992,
                 6.500%, 4/15/32

 16,000,000    The City of Los Angeles, California, Refunding Series 1993-B,                 6/03 at 102         AAA     16,924,320
                 5.700%, 6/01/23

 20,670,000    The City of Los Angeles, California, Wastewater System Revenue               11/03 at 102         AAA     20,891,376
                 Bonds, Series 1993-D, 5.200%, 11/01/21

 15,750,000    Los Angeles County Metropolitan Transit Authority, Proposition                7/03 at 102         AA-     16,515,765
                 A, Sales Tax Revenue Refunding Bonds, Series 1993-A, 5.500%,
                 7/01/13

               Los Angeles County Metropolitan Transit Authority,
                 Proposition C, Sales Tax Revenue Second Senior Bonds,
                 Series 1993-B:
 20,935,000      4.750%, 7/01/18                                                             7/03 at 102         AAA     20,355,938
  8,000,000      5.250%, 7/01/23                                                             7/03 at 102         AAA      8,106,560

 10,500,000    Los Angeles County Sanitation Districts Financing Authority,                 10/03 at 102          AA     11,081,805
                 Capital Projects Revenue Bonds, 1993 Series A (Senior Ad
                 Valorem Obligation Bonds), 5.375%, 10/01/13

 31,360,000    Los Angeles County Transportation Commission, California,                     7/02 at 102         Aaa     34,947,270
                 Proposition C, Sales Tax Revenue, Second Senior Bonds,
                 Series 1992-A, 6.750%, 7/01/19 (Pre-refunded to 7/01/02)

  5,000,000    The Metropolitan Water District of Southern California, Water                 7/02 at 102          AA      5,210,450
                 Revenue Bonds, Issue of 1992, 5.500%, 7/01/19

 17,700,000    Sacramento County Sanitation Districts Financing Authority,                  12/03 at 102          AA     16,730,040
                 1993 Revenue Bonds, 4.750%, 12/01/23

  8,050,000    The Regents of the University of California, Refunding Revenue                9/02 at 102         AAA      9,039,989
                 Bonds (Multiple Purpose Projects), Series A, 6.875%,
                 9/01/16 (Pre-refunded to 9/01/02)
-----------------------------------------------------------------------------------------------------------------------------------
               Colorado -- 1.0%

 22,060,000    Colorado Housing and Finance Authority, Single Family Housing                11/01 at 102         Aa1     23,214,620
                 Revenue Refunding Bonds, 1991 Series A, 7.250%, 11/01/31

  6,595,000    City and County of Denver, Colorado, Airport System Revenue                  11/01 at 100         AAA      6,890,588
                 Bonds, Series 1996D, 5.875%, 11/15/16
-----------------------------------------------------------------------------------------------------------------------------------
               Connecticut -- 0.1%

  2,970,000    Connecticut Resources Recovery Authority, Bridgeport Resco                7/99 at 100 1/2           A      2,995,275
                 Company, L.P. Project Bonds, Series B, 8.625%, 1/01/04
-----------------------------------------------------------------------------------------------------------------------------------
               District of Columbia -- 0.6%

 20,700,000    Washington Convention Center Authority (Washington, D.C.),                   10/08 at 100         AAA     19,055,385
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998, 4.750%, 10/01/28
-----------------------------------------------------------------------------------------------------------------------------------
               Florida -- 2.1%

 31,000,000    Hillsborough County Industrial Development Authority,                         5/02 at 103          AA     35,201,740
                 Pollution Control Revenue Refunding Bonds (Tampa Electric
                 Company Project), Series 1992, 8.000%, 5/01/22

 25,000,000    Orlando Utilities Commission, Water and Electric Subordinated                10/99 at 100         Aa2     24,396,250
                 Revenue Bonds, Series 1989D, 5.000%, 10/01/23

  1,270,000    The Elderly Housing Corporation of Sarasota, Inc. (Elderly                   7/99 at 103         N/R      1,313,282
                 Housing Project for the Sarasota Housing Authority),
                 First Mortgage Revenue Bonds, Series 1978, 7.500%, 7/01/09

9

                    Portfolio of Investments
                    Nuveen Municipal Bond Fund (continued)
                    April 30, 1999

 Principal                                                                                 Optional Call                     Market
    Amount     Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Hawaii - 0.3%

$ 8,000,000    Department of Budget and Finance of the State of Hawaii, Special Purpose      7/01 at 102         AAA    $ 8,813,440
                 Revenue Bonds, Kapiolani Health Care System Obligated Group (Pali Momi
                 Medical Center Project), Series 1991, 7.650%, 7/01/19 (Pre-refunded to
                 7/01/01)
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 19.2%

 16,545,000    City of Chicago, General Obligation Bonds (Emergency Telephone System),       1/03 at 102         AAA     17,889,943
                 Series 1993, 5.625%, 1/01/23 (Pre-refunded to 1/01/03)

  7,880,000    City of Chicago, General Obligation Bonds, Series 1993, 5.250%, 1/01/18       1/04 at 102         AAA      7,947,768

 21,335,000    Chicago Metropolitan Housing Development Corporation, Housing Development     7/02 at 102          AA     22,846,585
                 Revenue Refunding Bonds (FHA-Insured Mortgage Loans--Section 8 Assisted
                 Projects), Series 1992B, 6.900%, 7/01/22

  7,965,000    City of Chicago, Motor Fuel Tax Revenue Bonds, Refunding Series 1993,         1/03 at 101         AAA      7,871,332
                 5.000%, 1/01/16

 21,710,000    City of Chicago (Illinois), Chicago O'Hare International Airport, General     1/04 at 102         AAA     21,384,784
                 Airport Second Lien Revenue Refunding Bonds, 1993 Series C, 5.000%, 1/01/18

 61,150,000    City of Chicago (Illinois), Chicago O'Hare International Airport, General     1/04 at 102          A+     60,093,940
                 Airport Revenue Refunding Bonds, 1993 Series A, 5.000%, 1/01/16

 22,335,000    City of Chicago, Water Revenue Bonds, Series 1995, 5.000%, 11/01/15          11/06 at 102         AAA     22,360,015

 25,380,000    The County of Cook (Illinois), General Obligation Bonds, Series 1993A,       11/03 at 100         AAA     24,458,706
                 5.000%, 11/15/23

 17,300,000    DuPage Water Commission (DuPage, Cook and Will Counties, Illinois),           3/02 at 100         AAA     18,148,911
                 Illinois), General Obligation Water Refunding Bonds, Series 1992,
                 5.750%, 3/01/11

 11,350,000    DuPage Water Commission (DuPage, Cook and Will Counties, Illinois), Water     5/03 at 102         Aa1     11,718,081
                 Refunding Revenue Bonds, Series 1993, 5.250%, 5/01/14

  8,500,000    Illinois Development Finance Authority, Revenue and Refunding Bonds,          2/00 at 102     Baa2***      8,985,350
                 Series 1990A (Columbus-Cuneo-Cabrini Medical Center), 8.500%, 2/01/15
                 (Pre-refunded to 2/01/00)

 17,075,000    Illinois Educational Facilities Authority, Revenue Refunding Bonds,           7/03 at 102         Aa1     17,689,700
                 The University of Chicago, Series 1993B, 5.600%, 7/01/24

 55,100,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1994A             8/04 at 102          AA     58,809,883
                 (Northwestern Memorial Hospital), 6.000%, 8/15/24

  6,115,000    Illinois Health Facilities Authority, Revenue Refunding Bonds,               10/03 at 102          A-      6,116,345
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

 10,000,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1992             10/02 at 102         AAA     10,835,700
                 (Highland Park Hospital), 6.200%, 10/01/22

 34,120,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1993             11/03 at 102         AAA     34,728,018
                 (Rush-Presbyterian-St. Luke's Medical Center Obligated Group), 5.500%,
                 11/15/25

  7,275,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1994              3/04 at 102         AAA      8,003,155
                 (Southern Illinois Hospital Services), 5.850%, 3/01/14 (Pre-refunded to 3/01/04)

  3,000,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1998A            11/08 at 101         AAA      2,880,840
                 (Rush-Presbyterian-St. Luke's Medical Center Obligated Group), 5.000%,
                 11/15/24

 15,000,000    Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue            2/06 at 102         AAA     16,049,700
                 Bonds, Series 1996 (Sinai Health System), 6.000%, 2/15/24

 15,100,000    State of Illinois, General Obligation Bonds, Series of March 1992            10/02 at 102          AA     16,465,795
                 (Full Faith and Credit), 6.200%, 10/01/04

               State of Illinois, General Obligation Bonds, Series of August 1992
               (Full Faith and Credit):
 14,750,000      5.875%, 6/01/10                                                             6/02 at 102          AA     15,783,680
  5,000,000      5.875%, 6/01/11                                                             6/02 at 102          AA      5,357,950

 10,000,000    State of Illinois, General Obligation Bonds, Series of April 1993             4/03 at 102          AA     10,614,800
                 (Full Faith & Credit), 5.700%, 4/01/18

 14,200,000    State of Illinois, Build Illinois Bonds (Sales Tax Revenue Bonds),            6/03 at 102         AAA     14,373,240
                 Series S, 5.250%, 6/15/18

 15,315,000    State of Illinois, Build Illinois Bonds (Sales Tax Revenue Bonds),            6/01 at 100         AAA     15,965,581
                 Series O, 6.000%, 6/15/18

               The Illinois State Toll Highway Authority, Toll Highway Priority
                 Revenue Bonds, 1992 Series A:
 20,000,000        6.450%, 1/01/13 (Pre-refunded to 1/01/03)                                 1/03 at 102      AA-***     22,157,400
  8,805,000        6.200%, 1/01/16 (Pre-refunded to 1/01/03)                                 1/03 at 102         AAA      9,692,808



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Illinois (continued)

               Metropolitan Pier and Exposition Authority (Illinois),
               McCormick Place Expansion Project Bonds, Series 1992A:
$11,305,000      0.000%, 6/15/17                                                            No Opt. Call         AAA    $ 4,474,180
 43,180,000      6.500%, 6/15/27 (Pre-refunded to 6/15/03)                                   6/03 at 102         Aaa     48,426,370

 15,950,000    Metropolitan Pier and Exposition Authority (Illinois),                       No Opt. Call         AAA      4,894,736
                 McCormick Place Expansion Project Refunding Bonds, Series
                 1996A, 0.000%, 12/15/21

 16,510,000    Metropolitan Pier and Exposition Authority (Illinois),                        6/07 at 101         AAA     17,116,082
                 Dedicated State Tax Revenue Bonds, Series 1997, 5.125%, 6/01/11

  5,000,000    Regional Transportation Authority, Cook, DuPage, Kane, Lake,                  6/03 at 102         AAA      5,471,700
                 McHenry and Will Counties (Illinois), General Obligation
                 Refunding Bonds, Series 1993B, 5.800%, 6/01/13
                 (Pre-refunded to 6/01/03)

  1,615,000    The Elderly Housing Corporation of Zion (Illinois), Housing                   9/99 at 102           A      1,659,219
                 Development Revenue Bonds (Dell-Zion Associates-Section 8
                 Assisted Project), Series 1978, 7.750%, 3/01/10
------------------------------------------------------------------------------------------------------------------------------------
               Indiana -- 3.6%

 10,835,000    Duneland School Building Corporation, First Mortgage Bonds,                   8/07 at 101         AAA     11,851,431
                 Series 1997, 5.450%, 8/01/15 (Pre-refunded to 8/01/07)

 11,590,000    Indiana Health Facility Financing Authority, Hospital Revenue                 9/02 at 102         AAA     12,536,092
                 Refunding Bonds, Series 1992A (Methodist Hospital of
                 Indiana, Inc.), 5.750%, 9/01/11

 49,600,000    Indiana Health Facilities Financing Authority, Hospital                      11/03 at 102         Aa2     51,331,040
                 Revenue Bonds (Daughters of Charity), Series 1993, 5.750%, 11/15/22

 10,100,000    Indiana State Office Building Commission Correctional                        12/01 at 102      Aa3***     10,966,075
                 Facilities Program, Revenue Bonds, Series 1991, 6.375%,
                 7/01/16 (Pre-refunded to 12/01/01)

  2,750,000    The Indianapolis Local Public Improvement Bond Bank, Series                   2/03 at 102          AA      3,016,283
                 1992 D, 6.750%, 2/01/20

 12,500,000    The Indianapolis Local Public Improvement Bond Bank, Series                   1/03 at 102         AAA     13,447,125
                 1993 A, 6.000%, 1/10/18

  2,350,000    Southwind Housing, Inc., 7.125%, 11/15/21                                    No Opt. Call      N/R***      2,616,937
------------------------------------------------------------------------------------------------------------------------------------
               Iowa -- 0.2%

  3,815,000    City of Davenport, Iowa, Hospital Facility Revenue Bonds                      7/02 at 100         AAA      4,216,567
                 (Mercy Hospital Project), Series 1992, 6.625%, 7/01/14
                 (Pre-refunded to 7/01/02)

  2,915,000    Iowa Housing Finance Authority, Single Family Mortgage Bonds,                 8/99 at 100         Aaa      2,924,853
                 1977 Series A, 5.875%, 8/01/08
------------------------------------------------------------------------------------------------------------------------------------
               Kentucky -- 3.0%

 34,500,000    County of Carroll, Kentucky, Collateralized Pollution Control                 9/02 at 102         Aa2     38,643,795
                 Revenue Bonds (Kentucky Utilities Company Project), 1992
                 Series A, 7.450%, 9/15/16

  1,725,000    Kentucky Housing Corporation, Housing Revenue Bonds                           7/01 at 102         AAA      1,801,694
                 (FHA-Insured/VA Guaranteed), 1991 Series A, 7.250%, 1/01/17

               Kentucky Housing Corporation, Housing Revenue Bonds, 1993
               Series B (Federally Insured or Guaranteed Mortgage Loans):
 17,600,000      5.300%, 7/01/10                                                             1/04 at 102         AAA     18,207,552
 14,400,000      5.400%, 7/01/14                                                             1/04 at 102         AAA     14,870,592

 16,980,000    The Turnpike Authority of Kentucky, Resource Recovery Road                    7/99 at 100          A+     16,985,434
                 Revenue Refunding Bonds, 1987 Series A, 5.000%, 7/01/08
------------------------------------------------------------------------------------------------------------------------------------
               Maine -- 0.8%

               Maine State Housing Authority, Mortgage Purchase Bonds, 1994
               Series A:
 13,650,000      5.650%, 11/15/20                                                            2/04 at 102          AA     13,901,433
 10,000,000      5.700%, 11/15/26                                                            2/04 at 102          AA     10,178,300
------------------------------------------------------------------------------------------------------------------------------------
               Maryland -- 0.1%

  2,500,000    Community Development Administration, Maryland Department of                  1/07 at 102         Aa2      2,654,100
                 Housing and Community Development, Housing Revenue Bonds,
                 Series 1996A, 5.875%, 7/01/16

            Portfolio of Investments
            Nuveen Municipal Bond Fund (continued)
            April 30, 1999




  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Massachusetts -- 3.1%

$15,000,000    Massachusetts Bay Transportation Authority, Certificates of                   8/00 at 102         AAA    $16,067,550
                 Participation, 1990 Series A, 7.650%, 8/01/15
                 (Pre-refunded to 8/01/00)

  5,170,000    The Commonwealth of Massachusetts, General Obligation Refunding              No Opt. Call         AA-      5,335,595
                 Bonds, 1993 Series C, 4.700%, 8/01/02

               Massachusetts Water Resources Authority, General Revenue Bonds,
               1990 Series A:
  6,500,000      7.500%, 4/01/16 (Pre-refunded to 4/01/00)                                   4/00 at 102         AAA      6,875,700
  9,605,000      6.000%, 4/01/20 (Pre-refunded to 4/01/00)                                   4/00 at 100         AAA      9,845,989

               Massachusetts Water Resources Authority, General Revenue Refunding
               Bonds, 1993 Series B:
 14,890,000      5.250%, 3/01/13                                                             3/03 at 102          A1     15,360,226
 10,795,000      5.000%, 3/01/22                                                             3/03 at 100          A1     10,444,594

               Massachusetts Water Resources Authority, General Revenue Bonds,
               1993 Series C:
 12,705,000      5.250%, 12/01/20 (Pre-refunded to 12/01/04)                                12/04 at 102         Aaa     13,779,589
 13,345,000      5.250%, 12/01/20                                                           12/04 at 102          A1     13,373,291
------------------------------------------------------------------------------------------------------------------------------------
               Michigan -- 6.0%

 15,000,000    School District of the City of Detroit, Wayne County, Michigan,               5/06 at 102         AAA     16,639,950
                 School Building and Site Improvement Bonds (Unlimited Tax General
                 Obligation), Series 1996A, 5.700%, 5/01/25
                 (Pre-refunded to 5/01/06)

 10,000,000    School District of the City of Detroit, Wayne County, Michigan,               5/09 at 101         AAA      9,379,600
                 School Building and Site Improvement Bonds (Unlimited Tax
                 General Obligation), Series 1998B, 4.750%, 5/01/28

  3,370,000    Michigan Higher Education Facilities Authority, Limited                       5/08 at 100          AA      3,332,323
                 Obligation Revenue and Revenue Refunding Bonds, Series 1998C
                 (Aquinas College Project), 5.125%, 5/01/16

               State Building Authority, State of Michigan, 1998 Revenue Bonds Series I
               (Facilities Program):
  7,500,000      4.750%, 10/15/17                                                           10/09 at 100          AA      7,253,625
  6,000,000      4.750%, 10/15/21                                                           10/09 at 100          AA      5,671,140

               Michigan State Hospital Finance Authority, Hospital Revenue and Refunding
               Bonds (The Detroit Medical Center Obligated Group), Series 1993B:
 19,585,000      5.750%, 8/15/13                                                             8/04 at 102         BBB     19,395,026
 69,575,000      5.500%, 8/15/23                                                             8/04 at 102         BBB     66,258,360

  3,000,000    Michigan State Hospital Finance Authority, Hospital Revenue                  10/05 at 100         AAA      3,576,990
                 Refunding Bonds (Genesys Health System Obligated Group),
                 Series 1995A, 7.500%, 10/01/27 (Pre-refunded to 10/01/05)

 12,080,000    Michigan State Housing Development Authority, Rental Housing                  4/04 at 102         AAA     12,583,253
                 Revenue Bonds, 1994 Series B, 5.700%, 4/01/12

 15,600,000    State of Michigan, State Trunk Line Fund Bonds, Series 1992A,                10/02 at 100         AA-     16,116,204
                 5.500%, 10/01/21

 16,805,000    Hospital Finance Authority of the City of St. Joseph, Revenue                 1/04 at 102         AAA     16,949,523
                 Refunding Bonds (Mercy Memorial Medical Center Obligated Group),
                 Series 1993, 5.250%, 1/01/16
------------------------------------------------------------------------------------------------------------------------------------
               Minnesota -- 0.4%

  2,110,000    Minnesota Housing Finance Agency, Housing Development Bonds,                  8/99 at 101          AA      2,139,835
                 1977 Series A, 6.250%, 2/01/20

  8,375,000    Minnesota Housing Finance Agency, Rental Housing Bonds, 1995                  2/05 at 102         AAA      8,805,978
                 Series D, 5.800%, 8/01/11
------------------------------------------------------------------------------------------------------------------------------------
               Mississippi -- 0.3%

  7,500,000    Mississippi Business Finance Corporation, Pollution Control                  10/03 at 102        BBB-      7,537,350
                 Revenue Refunding Bonds (System Energy Resources, Inc. Project),
                 Series 1998, 5.875%, 4/01/22
------------------------------------------------------------------------------------------------------------------------------------
               Missouri -- 0.9%

  3,650,000    The Industrial Development Authority of the City of Kansas City,             11/08 at 102         N/R      3,533,200
                 Missouri, Retirement Facility Refunding and Improvement Revenue Bonds,
                 Series 1998A (Kingswood Project), 5.800%, 11/15/17

  6,195,000    Missouri Housing Development Commission, Housing Development Bonds,           9/99 at 101         AA+      6,307,006
                 Series B 1979 (Federally Insured Mortgage Bonds), 7.000%, 9/15/22

 15,750,000    Health and Educational Facilities Authority of the State of              10/99 at 102 1/2        BBB+     16,437,015
                 Missouri, Health Facilities Refunding and Improvement Revenue
                 Bonds (Heartland Health Systems Project), Series 1989,
                 8.125%, 10/01/10


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Montana - 0.2%

$ 5,825,000    Montana Health Facility Authority, Health Care Revenue Bonds, Series 1996     6/06 at 102        BBB-    $ 6,134,249
                (Community Medical Center, Inc.), 6.375%, 6/01/18
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 0.8%

 23,515,000    Consumers Public Power District, Nebraska, Nuclear Facility Revenue Bonds,    7/99 at 100          A+     23,542,277
                1968 Series, 5.100%, 1/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Nevada - 0.4%

  2,000,000    City of Henderson, Nevada, Local Improvement District No. T-4 (Green          5/09 at 103         N/R      1,998,840
                Valley Properties), Senior Limited Obligation Refunding Bonds, 1999
                Series A, 5.900%, 11/01/18

  8,630,000    City of Reno, Nevada, Insured Hospital Revenue Bonds (St. Mary's Regional     5/03 at 102         AAA      9,264,391
                Medical Center), Series 1993A, 5.800%, 5/15/13
-----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 0.3%

  8,500,000    The Industrial Development Authority of the State of New Hampshire,          12/01 at 103          A-      9,239,330
                Pollution Control Revenue Bonds (Central Maine Power Company Project),
                1984 Series B, 7.375%, 5/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 0.4%

 10,750,000    New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds, 1992   5/02 at 102          A+     11,644,830
                Series A, 6.950%, 11/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 7.0%

 11,190,000    Battery Park City Authority, Senior Revenue Refunding Bonds, Series 1993A,   11/03 at 102          AA     11,230,060
                5.000%, 11/01/13

  5,000,000    Municipal Assistance Corporation for the City of New York (A Public          No Opt. Call          AA      5,581,800
                Benefit Corporation of the State of New York), Series L Bonds (Issued
                Pursuant to the 1991 General Bond Resolution), 6.000%, 7/01/07

  2,350,000    The City of New York, General Obligation Bonds, Fiscal 1996 Series C,        No Opt. Call          A-      2,560,889
                6.000%, 8/15/04

  8,000,000    The City of New York, General Obligation Bonds, Fiscal 1994 Series D,     8/03 at 101 1/2          A-      8,435,120
                5.750%, 8/15/11

  8,525,000    The City of New York, General Obligation Bonds, Fiscal 1992 Series C,     8/02 at 101 1/2         AAA      9,416,204
                Fixed Rate Bonds, Subseries C-1, 6.625%, 8/01/12 (Pre-refunded to
                8/01/02)

               The City of New York, General Obligation Bonds, Fiscal 1996 Series G:
  7,500,000     5.900%, 2/01/05                                                             No Opt. Call          A-      8,157,450
 12,655,000     5.750%, 2/01/17                                                          2/06 at 101 1/2          A-     13,459,352

 15,620,000    The City of New York, General Obligation Bonds, Fiscal 1997 Series E,     8/06 at 101 1/2          A-     16,986,594
                6.000%, 8/01/16

 14,000,000    The City of New York, General Obligation Bonds, Fiscal 1995 Series F,         2/05 at 101       A-***     15,973,860
                6.625%, 2/15/25 (Pre-refunded to 2/15/05)

 11,770,000    The City of New York, General Obligation Bonds, Fiscal 1998 Series J,         8/08 at 101          A-     12,341,316
                5.375%, 8/01/13

  4,000,000    The City of New York, General Obligation Bonds, Fiscal 1999 Series H,         3/09 at 101          A-      3,823,680
                5.000%, 3/15/29

  8,600,000    New York City Municipal Water Finance Authority, Water and Sewer          6/02 at 101 1/2          A1      9,199,678
                System Revenue Bonds, Fiscal 1993 Series A, 6.000%, 6/15/17

 10,000,000    New York City Transitional Finance Authority, Future Tax Secured              5/09 at 101          AA      9,426,800
                Bonds, Fiscal 1999 Series B, 4.750%, 11/01/23

  8,400,000    Dormitory Authority of the State of New York, Beth Israel Medical            11/00 at 102         AAA      9,102,828
                Center Revenue Bonds, Series 1996, 6.000%, 11/01/15

  8,000,000    Dormitory Authority of the State of New York, Mental Health Services          2/07 at 102          A-      8,277,920
                Facilities Improvement Revenue Bonds, Series 1997B, 5.500%, 8/15/17

               New York State Housing Finance Agency, Health Facilities Revenue
               Bonds (New York City), 1990 Series A Refunding:
 16,160,000     8.000%, 11/01/08 (Pre-refunded to 11/01/00)                                 11/00 at 102         AAA     17,541,034
  3,330,000     8.000%, 11/01/08                                                            11/00 at 102        BBB+      3,544,485

  8,000,000    New York Local Government Assistance Corporation (A Public Benefit            4/02 at 102         AAA      8,892,480
                Corporation of the State of New York), Series 1991D Bonds, 7.000%,
                4/01/18 (Pre-refunded to 4/01/02)

 11,490,000    State of New York Mortgage Agency, Mortgage Revenue Bonds, Eighth            10/99 at 100         Aaa     11,774,378
                Series A, 6.875%, 4/01/17

Portfolio of Investments
Nuveen Municipal Bond Fund (continued)
April 30, 1999

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               New York (continued)

$ 17,270,000   Power Authority of the State of New York, General Purpose Bonds,              1/03 at 102         Aaa   $ 18,484,772
                 Series CC, 5.250%, 1/01/18 (Pre-refunded to 1/01/03)

   5,000,000   Triborough Bridge and Tunnel Authority (New York), General Purpose            1/04 at 100         Aa3      4,739,350
                 Revenue Bonds, Series 1994A, 4.750%, 1/01/19
------------------------------------------------------------------------------------------------------------------------------------
               North Carolina - 3.2%

  16,750,000   North Carolina Eastern Municipal Power Agency, Power System Revenue           7/99 at 100        Baa1     16,775,293
                 Bonds, Refunding Series 1989 A, 6.500%, 1/01/24

  68,450,000   North Carolina Eastern Municipal Power Agency, Power System Revenue           1/03 at 102        Baa1     72,268,825
                 Bonds, Refunding Series 1993 B, 6.250%, 1/01/12

   4,750,000   North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds     10/03 at 102          AA      4,830,608
                 (Presbyterian Health Services Corp. Project), Series 1993,
                 5.500%, 10/01/20

   1,195,000   Housing Authority of the City of Wilmington, North Carolina, First           No Opt. Call      N/R***      1,253,424
                 Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10
------------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 0.3%

   5,375,000   The Comanche County Hospital Authority (Lawton, Oklahoma), Hospital           7/99 at 102         AAA      5,524,371
                 Revenue Bonds, Series 1989, 8.050%, 7/01/16 (Pre-refunded to 7/01/99)

   2,970,000   Midwest City Memorial Hospital Authority (Midwest City, Oklahoma),            4/02 at 102     BBB+***      3,314,312
                 Hospital Revenue Bonds, Series 1992, 7.375%, 4/01/12 (Pre-refunded to
                 4/01/02)
------------------------------------------------------------------------------------------------------------------------------------
               Oregon - 0.4%

  10,000,000   State of Oregon, Department of Administrative Services, Certificates of       5/07 at 101         AAA     11,182,200
                 Participation, 1997 Series A, 5.800%, 5/01/24 (Pre-refunded to 5/01/07)
------------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 2.7%

  10,000,000   Lehigh County Industrial Development Authority, Pollution Control Revenue     9/04 at 102         AAA     11,183,600
                 Refunding Bonds, 1994 Series B (Pennsylvania Power and Light Company
                 Project), 6.400%, 9/01/29

  22,500,000   Pennsylvania Housing Finance Agency, Rental Housing Refunding Bonds,          7/03 at 102         AAA     23,420,925
                 Issue 1993, 5.750%, 7/01/14

               Pennsylvania Housing Finance Agency, Multifamily Housing Refunding Bonds
               (Federal Housing Administration Insured Mortgage Loans), Issue FHA-1992:
   4,025,000     8.100%, 7/01/13                                                             7/02 at 102         AAA      4,444,969
  16,830,000     8.200%, 7/01/24                                                             7/02 at 102         AAA     18,634,681

  16,600,000   Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue     6/03 at 100         AAA     16,187,988
                 Refunding Bonds (City of Philadelphia Funding Program), Series of
                 1993A, 5.000%, 6/15/22

   7,000,000   City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds,            8/01 at 100         AAA      7,517,160
                 Sixteenth Series, 7.000%, 8/01/18 (Pre-refunded to 8/01/01)
------------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 0.3%

   8,095,000   Rhode Island Convention Center Authority, Refunding Revenue Bonds, 1993       5/03 at 100         AAA      7,874,007
                 Series B, 5.000%, 5/15/20
------------------------------------------------------------------------------------------------------------------------------------
               Texas - 5.1%

   3,470,000   City of Austin, Texas, Combined Utility Systems Revenue Refunding Bonds,     11/04 at 100         AAA      3,665,777
                 Series 1994, 5.750%, 5/15/24

               City of Austin, Texas, Water, Sewer and Electric Refunding Revenue Bonds,
               Series 1982:
     135,000     14.000%, 11/15/01 (Pre-refunded to 5/15/99)                                 5/99 at 100       A2***        146,414
     105,000     14.000%, 11/15/01                                                           5/00 at 100        A***        125,182
  14,295,000     14.000%, 11/15/01                                                          No Opt. Call           A     16,209,386

  29,500,000   Brazos River Authority, Texas, Collateralized Revenue Refunding Bonds         8/00 at 102         AAA     30,809,505
                 (Houston Lighting and Power Company Project), Series 1995,
                 5.800%, 8/01/15

   6,585,000   Crowley Independent School District, Tarrant and Johnson Counties,            8/08 at 100         AAA      7,531,989
                 Unlimited Tax School Building Bonds, Series 1997, 6.500%, 8/01/23


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)

               Grapevine-Colleyville Independent School District (Tarrant and Dallas
               Counties, Texas), Unlimited Tax School Building and Refunding Bonds,
               Series 1998:
$ 4,890,000     0.000%, 8/15/19                                                             No Opt. Call         AAA    $ 1,722,062
 10,000,000     0.000%, 8/15/24                                                             No Opt. Call         AAA      2,672,500

 25,900,000    Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,          8/04 at 102         AAA     27,047,888
                Series 1994, 5.300%, 8/15/13

  7,000,000    Harris County Health Facilities Development Corporation, Texas,              No Opt. Call         AAA      7,523,460
                Hospital Revenue Bonds (St. Luke's Episcopal Hospital Project),
                Series 1991A, 6.750%, 2/15/21

 53,280,000    City of San Antonio, Texas, Electric and Gas Systems Revenue                  2/02 at 101         Aa1     52,935,278
               Refunding Bonds, New Series 1992,
                5.000%, 2/01/17
------------------------------------------------------------------------------------------------------------------------------------
               Utah - 3.5%

               Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds,
               1993 Series A:
  7,300,000     5.500%, 7/01/13                                                              7/03 at 102          A+      7,571,560
 27,805,000     5.500%, 7/01/20                                                              7/03 at 102          A+     28,422,271
 53,085,000     5.000%, 7/01/23                                                              7/03 at 100          A+     50,960,007

 15,100,000    Intermountain Power Agency (Utah), Power Supply Revenue Refunding             7/07 at 102         AAA     16,148,393
                Bonds, 1997 Series B, 5.750%, 7/01/19

  1,355,000    Layton (Utah), Industrial Development Revenue Bonds (C.D.I. Ltd.              6/99 at 100         N/R      1,358,469
                Project-K Mart Guaranteed), 8.750%, 6/01/05
------------------------------------------------------------------------------------------------------------------------------------
               Vermont - 0.0%

    190,000    University of Vermont and State Agricultural College, Housing,                7/99 at 100          A+        190,849
                Dining and Student Services Facilities System Bonds, Lot 1 Series
                1969-A, 6.300%, 7/01/06
------------------------------------------------------------------------------------------------------------------------------------
               Virginia - 3.4%

  7,750,000    Richmond Metropolitan Authority (Virginia), Expressway Revenue and            7/02 at 102         AAA      8,417,120
                Refunding Bonds, Series 1992-B, 6.250%, 7/15/22

 39,630,000    Virginia Housing Development Authority, Commonwealth Mortgage Bonds,          1/02 at 102         AA+     41,454,962
                1992 Series A, 7.150%, 1/01/33

  3,070,000    Virginia Housing Development Authority, Multifamily Mortgage Bonds,           5/99 at 101         AA+      3,181,288
                1978 Series B, 6.700%, 11/01/21

               Virginia Housing Development Authority, Multifamily Housing Bonds,
               1993 Series C:
 19,080,000     5.550%, 5/01/08                                                              5/03 at 102         AA+     19,848,924
 28,075,000     5.900%, 5/01/14                                                              5/03 at 102         AA+     29,489,980
------------------------------------------------------------------------------------------------------------------------------------
               Washington - 6.1%

  6,045,000    Public Utility District No. 1 of Chelan County, Rocky Reach                   7/99 at 100          AA      6,045,242
                Hydro-Electric System Revenue Bonds, Series of 1968, 5.125%, 7/01/23

 13,890,000    Public Utility District No. 1 of Douglas County, Washington, Wells        9/99 at 100 1/2          A+     13,207,445
                Hydroelectric Revenue Bonds, Series of 1963, 4.000%, 9/01/18

  7,250,000    Municipality of Metropolitan Seattle, Sewer Refunding Revenue Bonds,          1/03 at 102         AAA      7,746,698
                Series Y, 5.700%, 1/01/12

  5,000,000    Washington Public Power Supply System, Nuclear Project No. 1                 No Opt. Call         Aa1      6,250,250
                Refunding Revenue Bonds, Series 1989B, 7.125%, 7/01/16

               Washington Public Power Supply System, Nuclear Project No. 1
               Refunding Revenue Bonds, Series 1993A:
 14,260,000     7.000%, 7/01/07                                                             No Opt. Call         Aa1     16,721,276
 18,500,000     5.750%, 7/01/13                                                              7/03 at 102         Aa1     19,730,990
 10,000,000     5.700%, 7/01/17                                                              7/03 at 102         AAA     10,415,900

  7,805,000    Washington Public Power Supply System, Nuclear Project No. 1                 No Opt. Call         Aa1      9,294,662
                Refunding Revenue Bonds, Series 1993B, 7.000%, 7/01/09

 10,000,000    Washington Public Power Supply System, Nuclear Project No. 1                  7/03 at 102         Aa1     10,220,200
                Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15

  8,835,000    Washington Public Power Supply System, Nuclear Project No. 3                  7/03 at 102         Aa1      9,173,911
                Refunding Revenue Bonds, Series 1993B, 5.700%, 7/01/18

Portfolio of Investments

April 30, 1999

     Principal                                                                             Optional Call                     Market
        Amount     Description                                                               Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                   Washington (continued)

                   Washington Public Power Supply System, Nuclear Project No. 3
                     Refunding Revenue Bonds, Series 1993C:
$    9,180,000       5.300%, 7/01/10                                                         7/03 at 102         Aa1 $    9,483,766
    51,070,000       5.375%, 7/01/15                                                         7/03 at 102         Aa1     52,194,561
    11,545,000       5.500%, 7/01/18                                                         7/03 at 102         Aa1     11,788,946
-----------------------------------------------------------------------------------------------------------------------------------
                   Wisconsin - 4.4%

     4,355,000     Wisconsin Housing and Economic Development Authority, Insured            No Opt. Call       AA***      4,699,785
                     Mortgage Revenue Refunding Bonds, 1977 Series A, 5.800%, 6/01/17

     8,500,000     Wisconsin Housing and Economic Development Authority, Multifamily         4/02 at 102         AA-      9,167,590
                     Housing Revenue Bonds, 1992 Series B, 7.050%, 11/01/22

    28,200,000     Wisconsin Housing and Economic Development Authority, Housing            12/03 at 102         AA-     29,483,382
                     Revenue Bonds, 1993 Series C, 5.800%, 11/01/13

    13,700,000     Wisconsin Health and Educational Facilities Authority, Revenue           11/01 at 102         AAA     14,667,494
                     Bonds, Series 1991 (Columbia Hospital, Inc.), 6.250%, 11/15/21

     9,830,000     Wisconsin Health and Educational Facilities Authority, Health             6/02 at 102         AAA     10,608,339
                     Facilities Refunding Revenue Bonds (SSM Health Care), Series 1992AA,
                     6.250%, 6/01/20

     3,950,000     Wisconsin Health and Educational Facilities Authority, Revenue           10/04 at 102         AAA      4,289,462
                     Bonds, Series 1994A (Froedtert Memorial Lutheran Hospital, Inc.),
                     5.875%, 10/01/13

     6,000,000     Wisconsin Health and Educational Facilities Authority, Revenue           12/02 at 102         AAA      6,479,039
                     Bonds, Series 1992A (Meriter Hospital, Inc.), 6.000%, 12/01/22

    18,500,000     Wisconsin Health and Educational Facilities Authority, Revenue Bonds,     8/03 at 102         AAA     18,260,979
                     Series 1993 (Aurora Health Care Obligated Group), 5.250%, 8/15/23

    32,000,000     Wisconsin Health and Educational Facilities Authority, Revenue Bonds,     5/06 at 102         AAA     33,692,160
                     Series 1996 (Aurora Medical Group, Inc. Project), 5.750%, 11/15/25
-----------------------------------------------------------------------------------------------------------------------------------
$2,872,185,000     Total Investments - (cost $2,659,153,911) - 98.2%                                                  2,919,418,804
==============---------------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 1.8%                                                                  52,291,278
                   ----------------------------------------------------------------------------------------------------------------
                   Net Assets - 100%                                                                                 $2,971,710,082
                   ================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                  See accompanying notes to financial statements

----
16

Portfolio of Investments
Nuveen Insured Municipal Bond Fund
April 30, 1999

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Alabama - 7.5%

$  5,600,000   The Alabama Public Health Care Authority, Mortgage Revenue Bonds, Series      4/06 at 102         AAA   $  6,035,960
                 1996, 6.000%, 10/01/25

   2,120,000   The Water Supply Board of the City of Albertville (Alabama), Water            3/02 at 102         AAA      2,313,196
                 Revenue Bonds, Series 1992, 6.700%, 3/01/11

   3,500,000   City of Athens (Alabama), Electric Revenue Warrants, Series 1995,             6/05 at 102         AAA      3,797,815
                 6.000%, 6/01/25

   4,205,000   The Governmental Utility Services Corporation of the City of Auburn,         12/99 at 102         AAA      4,396,916
                 Floating/Fixed Rate Wastewater Treatment Revenue Bonds, Series 1984
                 (Merscot-Auburn Limited Partnership Project), 7.300%, 1/01/12

   1,875,000   The Special Care Facilities Financing Authority of the City of Birmingham     1/01 at 102         AAA      1,952,719
                 (Alabama), Revenue Bonds, Series 1991-A (The Baptist Medical Centers),
                 7.000%, 1/01/21

   1,225,000   The Utilities Board of the City of Daphne (Alabama), Water, Gas and Sewer     6/00 at 102         AAA      1,297,643
                 Revenue Refunding Bonds, Series 1990B, 7.350%, 6/01/20

   6,750,000   The Public Building Authority of the City of Huntsville (Alabama),           10/05 at 102         AAA      7,345,080
                 Municipal Justice and Public Safety Center Lease Revenue Bonds, Series
                 1996A, 6.000%, 10/01/25

   3,000,000   City of Madison (Alabama), General Obligation School Warrants, Series         2/04 at 102         AAA      3,354,960
                 1994, 6.250%, 2/01/19

   5,500,000   City of Madison (Alabama), General Obligation Warrants, Series 1995,          4/05 at 102         AAA      5,959,470
                 6.000%, 4/01/23

   5,580,000   Baptist Medical Center Special Care Facilities Financing Authority of the     9/07 at 102         AAA      5,672,516
                 City of Montgomery, Revenue Bonds, Series 1997-C (Baptist Medical
                 Center), 5.375%, 9/01/22

  12,000,000   The Medical Clinic Board of the City of Montgomery (Alabama), Health Care     3/06 at 102         AAA     12,926,760
                 Facility Revenue Bonds, Jackson Hospital and Clinic, Series 1996,
                 6.000%, 3/01/26

               The Utilities Board of the City of Oneonta (Alabama), Utility Revenue
               Bonds, Series 1994:
   2,860,000     6.900%, 11/01/24 (Pre-refunded to 11/01/04)                                11/04 at 102         AAA      3,329,812
     140,000     6.900%, 11/01/24                                                           11/04 at 102         AAA        160,740

               West Morgan-East Lawrence Water Authority, Water Revenue Bonds, Series
               1994:
   2,200,000     6.800%, 8/15/19 (Pre-refunded to 8/15/04)                                   8/04 at 102         AAA      2,539,812
   3,000,000     6.850%, 8/15/25 (Pre-refunded to 8/15/04)                                   8/04 at 102         AAA      3,470,490
------------------------------------------------------------------------------------------------------------------------------------
               Alaska - 2.7%

               Alaska Industrial Development and Export Authority, Revolving Fund Bonds,
               Series 1997A:
   4,500,000     5.900%, 4/01/17 (Alternative Minimum Tax)                                   4/07 at 102         AAA      4,789,935
   5,000,000     6.125%, 4/01/27 (Alternative Minimum Tax)                                   4/07 at 102         AAA      5,460,800

   6,870,000   Alaska Housing Finance Corporation, Mortgage Revenue Bonds, 1996              6/06 at 102         AAA      7,309,680
                 Series A, 6.000%, 12/01/15

   5,000,000   Alaska Housing Finance Corporation, Mortgage Revenue Bonds, 1997              6/07 at 102         AAA      5,282,450
                 Series A, 6.000%, 6/01/27
------------------------------------------------------------------------------------------------------------------------------------
               Arizona - 2.0%

   5,000,000   Navajo County, Arizona, Pollution Control Corporation, Pollution Control      8/03 at 102          A-      5,116,800
                 Revenue Refunding Bonds (Arizona Public Service Company), 1993
                 Series A, 5.875%, 8/15/28

               Tempe Union High School District No. 213 of Maricopa County, Arizona,
               School Improvement and Refunding Bonds, Series 1994:
   4,290,000     6.000%, 7/01/10 (Pre-refunded to 7/01/04)                                   7/04 at 101         AAA      4,744,011
   1,710,000     6.000%, 7/01/10                                                             7/04 at 101         AAA      1,872,057

   5,000,000   City of Tucson, Arizona, Water System Revenue Bonds, Series 1994-A            7/06 at 101         AAA      5,620,350
                 (1996), 6.000%, 7/01/21 (Pre-refunded to 7/01/06)
------------------------------------------------------------------------------------------------------------------------------------
               California - 9.4%

   3,525,000   Brea Public Financing Authority (Orange County, California), 1991 Tax         8/01 at 102         AAA      3,861,038
                 Allocation Revenue Bonds, Series A (Redevelopment Project AB),
                 7.000%, 8/01/15 (Pre-refunded to 8/01/01)

Portfolio of Investments
Nuveen Insured Municipal Bond Fund (continued)
April 30, 1999

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               California (continued)

$  5,000,000   California Health Facilities Financing Authority, Insured Health Facility     7/06 at 102         AAA   $  5,429,550
                 Refunding Revenue Bonds (Catholic Healthcare West), 1996 Series A,
                 6.000%, 7/01/25

  27,860,000   California Housing Finance Agency, Home Mortgage Revenue Bonds, 1999         No Opt. Call         AAA      5,288,664
                 Series B, 0.000%, 2/01/30 (Alternative Minimum Tax)

  10,000,000   California Statewide Communities Development Authority, Certificates of       4/08 at 101         AAA     10,024,500
                 Participation, Citrus Valley Health Partners, Inc., 5.125%, 4/01/23

     995,000   M-S-R Public Power Agency (California), San Juan Project Refunding            7/99 at 100         AAA        997,239
                 Revenue Bonds, Series H, 5.900%, 7/01/20

  13,750,000   Ontario Redevelopment Financing Authority (San Bernardino County,             8/03 at 102         AAA     14,953,538
                 California), 1993 Revenue Bonds (Ontario Redevelopment Project No. 1),
                 5.800%, 8/01/23

   5,295,000   County of Riverside (California) (1994 Desert Justice Facility Project),     12/04 at 101         AAA      5,934,689
                 Certificates of Participation, 6.000%, 12/01/12 (Pre-refunded to
                 12/01/04)

   2,250,000   Sacramento Municipal Utility District (California), Electric Revenue          9/01 at 102         AAA      2,445,502
                 Bonds, 1991 Series Y, 6.500%, 9/01/21 (Pre-refunded to 9/01/01)

  17,355,000   County of San Bernardino (California), Single Family Home Mortgage             5/07 at 28 1/16    AAA      3,153,924
                 Revenue Bonds, (Mortgage-Backed Securities Program), 1997 Series A,
                 0.000%, 5/01/31 (Alternative Minimum Tax)

  17,500,000   San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding         1/07 at 102         AAA     17,757,950
                 Revenue Bonds, Series 1997A, 5.250%, 1/15/30

  10,000,000   The Regents of the University of California, Revenue Bonds (Multiple          9/02 at 102         AAA     11,073,700
                 Purpose Projects), Series D, 6.375%, 9/01/24 (Pre-refunded to 9/01/02)
------------------------------------------------------------------------------------------------------------------------------------
               Colorado--1.0%

               Board of Water Commissioners, City and County of Denver, Colorado,
               Certificates of Participation, Series 1991:
   2,675,000     6.625%, 11/15/11 (Pre-refunded to 11/15/01)                                11/01 at 101         AAA      2,895,928
   1,825,000     6.625%, 11/15/11                                                           11/01 at 101         AAA      1,959,813

   3,500,000   Jefferson County, Colorado, Refunding Certificates of Participation,         12/02 at 102         AAA      3,889,970
                 6.650%, 12/01/08
------------------------------------------------------------------------------------------------------------------------------------
               Delaware--0.5%

   3,600,000   Delaware Economic Development Authority, Pollution Control Refunding          5/02 at 102         AAA      3,930,156
                 Revenue Bonds (Delmarva Power and Light Company Project), Series 1992B,
                 6.750%, 5/01/19
------------------------------------------------------------------------------------------------------------------------------------
               District of Columbia--2.7%

   6,000,000   District of Columbia (Washington, D.C.), General Obligation Bonds, Series     6/04 at 102         AAA      6,679,919
                 1994B, 6.100%, 6/01/11 (Pre-refunded to 6/01/04)

  17,000,000   Washington Convention Center Authority (Washington, D.C.), Senior Lien       10/08 at 101         AAA     16,541,339
                 Dedicated Tax Revenue Bonds, Series 1998, 5.000%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
               Florida--0.1%

     920,000   Florida Keys Aqueduct Authority, Water Revenue Refunding Bonds, Series        9/01 at 101         AAA        994,400
                 1991, 6.750%, 9/01/21 (Pre-refunded to 9/01/01)

      80,000   Florida Keys Aqueduct Authority, Water Revenue Bonds, Series 1991,            9/01 at 101         AAA         85,896
                 6.750%, 9/01/21
------------------------------------------------------------------------------------------------------------------------------------
               Georgia--3.3%

   5,000,000   City of Albany (Georgia), Sewage System Revenue Bonds, Series 1992,           7/02 at 102         AAA      5,534,250
                 6.625%, 7/01/17 (Pre-refunded to 7/01/02)

   5,000,000   Development Authority of Appling County (Georgia), Pollution Control          1/04 at 101         AAA      5,618,450
                 Revenue Bonds (Oglethorpe Power Corporation--Hatch Project), Series
                 1994, 7.150%, 1/01/21

   5,000,000   Development Authority of Burke County (Georgia), Pollution Control            5/04 at 102         AAA      4,988,050
                 Revenue Bonds (Georgia Power Company--Vogtle Plant Project), Third
                 Series 1999, 5.250%, 5/01/34 (WI)

   2,250,000   Chatham County Hospital Authority, Hospital Revenue Bonds (Memorial           1/01 at 102         AAA      2,416,073
                 Medical Center, Inc.) (Savannah, Georgia), Series 1990A,
                 7.000%, 1/01/21 (Pre-refunded to 1/01/01)

   3,020,000   Development Authority of the City of Marietta, First Mortgage Revenue         9/05 at 102         AAA      3,265,586
                 Bonds (Life College, Inc.), Series 1995A and Series 1995B,
                 5.950%, 9/01/19

     Principal                                                                          Optional Call                         Market
        Amount    Description                                                             Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                  Georgia (continued)

$    6,180,000    Marietta Development Authority (Life College), 6.250%, 9/01/25          9/05 at 102          AAA    $    6,908,684
------------------------------------------------------------------------------------------------------------------------------------
                  Illinois--15.2%

     2,500,000    City of Chicago, Illinois, General Obligation Adjustable Rate       7/02 at 101 1/2          AAA         2,771,850
                    Bonds, Central Public Library Project, Series C of 1988,
                    6.850%, 1/01/17 (Pre-refunded to 7/01/02)

     5,000,000    City of Chicago, General Obligation Bonds, Series A of 1992,            1/02 at 102          AAA         5,397,650
                    6.250%, 1/01/12 (Pre-refunded to 1/01/02)

                  Chicago School Reform Board of Trustees of the Board of
                  Education of the City of Chicago, Illinois, Unlimited Tax
                  General Obligation Bonds (Dedicated Tax Revenues), Series 1997:
     9,590,000      5.800%, 12/01/17                                                     12/07 at 102          AAA        10,314,716
    10,000,000      5.750%, 12/01/27                                                     12/07 at 102          AAA        10,665,300

    10,000,000    Chicago School Reform Board of Trustees of the Board of                12/07 at 102          AAA         9,976,500
                    Education of the City of Chicago, Illinois, Unlimited Tax
                    General Obligation Bonds (Dedicated Tax Revenues),
                    Series 1997A, 5.250%, 12/01/30

    12,800,000    Public Building Commission of Chicago, Illinois, Building              12/03 at 102          AAA        14,083,200
                    Revenue Bonds, Series A of 1993 (Board of Education of the
                    City of Chicago), 5.750%, 12/01/18 (Pre-refunded to 12/01/03)

     6,540,000    Town of Cicero, Cook County, Illinois, General Obligation              12/04 at 102          AAA         7,323,623
                    Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14

     7,500,000    The County of Cook, Illinois, General Obligation Bonds,                11/03 at 100          AAA         7,227,750
                    Series 1993A, 5.000%, 11/15/23

     2,500,000    Community College District No. 508, Cook County, Illinois,             No Opt. Call          AAA         3,197,425
                    Certificates of Participation, 8.750%, 1/01/07

     2,370,000    Board of Governors of State Colleges and Universities,                  4/04 at 102          AAA         2,669,947
                    Illinois, Eastern Illinois University, Auxiliary Facilities
                    System Revenue Bonds, Series 1994A, 6.375%, 4/01/16
                    (Pre-refunded to 4/01/04)

                  Illinois Educational Facilities Authority, Revenue Refunding
                  Bonds (Midwestern University), Series 1966B:
     1,455,000      6.250%, 5/15/26 (Pre-refunded to 5/15/06)                             5/06 at 102          AAA         1,666,979
       445,000      6.250%, 5/15/26                                                       5/06 at 102          AAA           493,060

     4,500,000    Illinois Health Facilities Authority, Revenue Bonds,                    5/04 at 102          AAA         4,958,910
                    Series 1994 (Ingalls Health System Project), 6.250%, 5/15/24

     3,000,000    Illinois Health Facilities Authority, Revenue Bonds,                    8/04 at 102          AAA         3,365,850
                    Series 1994A (The University of Chicago Hospitals Project),
                    6.125%, 8/15/24 (Pre-refunded to 8/15/04)

     4,000,000    Illinois Health Facilities Authority, Health Care Facilities           11/04 at 102          AAA         4,570,760
                    Revenue Bonds, Series 1995 (Northwestern Medical Faculty
                    Foundation, Inc.), 6.500%, 11/15/15
                    (Pre-refunded to 11/15/04)

     7,000,000    Illinois Health Facilities Authority, Revenue Bonds (Carle              1/06 at 102          AAA         7,484,470
                    Foundation), Series 1996, 6.000%, 1/01/27

       169,000    Illinois Health Facilities Authority, Revenue Bonds (Community         No Opt. Call          AAA           192,139
                    Provider Pooled Loan Program), 7.900%, 8/15/03

       952,000    Illinois Health Facilities Authority, Revenue Bonds,                    8/99 at 100          AAA           964,167
                    Series 1988-B (Community Provider Pooled Loan Program),
                    7.900%, 8/15/03

    10,000,000    Illinois Housing Development Authority, Homeowner Mortgage              8/08 at 101          AAA         9,894,400
                    Revenue Bonds, 1998 Subseries G-2, 5.250%, 8/01/29
                    (Alternative Minimum Tax)

     5,000,000    State of Illinois, General Obligation Bonds,                            8/04 at 102           AA         5,427,850
                    Series of August 1994, 5.875%, 8/01/19

                  State of Illinois, General Obligation Bonds, Series of
                  February 1995:
     3,065,000      6.100%, 2/01/19                                                       2/05 at 102          AAA         3,349,340
     5,545,000      6.100%, 2/01/20                                                       2/05 at 102          AAA         6,059,410

     8,790,000    Community Unit School District Number 60 (Waukegan), Lake              No Opt. Call          AAA         3,197,714
                    County, Illinois, General Obligation School Bonds,
                    Series 1999A & B, 0.000%, 12/01/18

     4,000,000    Regional Transportation Authority, Cook, DuPage, Kane, Lake,            6/03 at 102          AAA         4,384,880
                    McHenry and Will Counties, Illinois, General Obligation
                    Refunding Bonds, Series 1993C, 5.850%, 6/01/23
                    (Pre-refunded to 6/01/03)
------------------------------------------------------------------------------------------------------------------------------------
                  Indiana--6.7%

     5,000,000    Indiana Health Facility Financing Authority, Hospital Revenue           5/02 at 102          AAA         5,398,200
                    Refunding and Improvement Bonds, Series 1992 (Community
                    Hospitals Projects), 6.400%, 5/01/12

     5,000,000    Indiana Municipal Power Agency, Power Supply System Revenue             1/03 at 102          AAA         5,417,700
                    Bonds, 1993 Series A, 6.125%, 1/01/19

          Portfolio of Investments

          April 30, 1999



CAPTION>

  Principal                                                                             Optional Call                         Market
     Amount    Description                                                                Provisions*     Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
               Indiana (continued)

               Indiana Housing Finance Authority, Single Family Mortgage
               Revenue Bonds, 1997 Series B-2:
$  1,755,000     6.000%, 7/01/16 (Alternative Minimum Tax)                            1/07 at 101 1/2           Aaa     $  1,845,505
  10,620,000     6.125%, 1/01/27 (Alternative Minimum Tax)                            1/07 at 101 1/2           Aaa       11,184,984

   3,750,000   City of Indianapolis, Indiana, Gas Utility System Revenue Bonds,           6/02 at 102           AAA        4,093,050
                 Series 1992 A, 6.200%, 6/01/23
                 (Pre-refunded to 6/01/02)

   4,950,000   Jasper County, Indiana, Collateralized Pollution Control                   7/01 at 102           AAA        5,354,712
                 Refunding Revenue Bonds (Northern Indiana Public Service Company
                 Project), Series 1991, 7.100%, 7/01/17

   2,000,000   Lawrence Central High School Building Corporation, Marion County,          7/00 at 102           AAA        2,125,520
                 Indiana, First Mortgage Bonds, Series 1990, 7.250%, 7/01/08
                 (Pre-refunded to 7/01/00)

   3,300,000   Marion County Convention and Recreational Facilities Authority,            6/01 at 102           AAA        3,586,407
                 Indiana, Excise Taxes Lease Rental Revenue Bonds, Series 1991B,
                 7.000%, 6/01/21 (Pre-refunded to 6/01/01)

  11,300,000   Marion County Convention and Recreational Facilities Authority,            6/08 at 101           AAA       10,846,870
                 Indiana, Excise Taxes Lease Rental Revenue Subordinate Bonds,
                 Series 1997A, 5.000%, 6/01/27

   1,000,000   City of Princeton, Indiana, Pollution Control Refunding Revenue Bonds,     3/00 at 102           AAA        1,051,590
                 1990 Series (Public Service Company of Indiana, Inc. - Project C),
                 7.375%, 3/15/12

   2,000,000   Hospital Authority of St. Joseph County, Indiana, Fixed Rate Hospital      8/01 at 102           AAA        2,184,320
                 Revenue Refunding Bonds, Series 1991A (Memorial Hospital of
                 South Bend Project), 7.000%, 8/15/20 (Pre-refunded to 8/15/01)

   2,190,000   Shelby County Jail Building Corporation, First Mortgage Bonds,             7/02 at 102           AAA        2,415,855
                 Shelby County, Indiana, 6.500%, 7/15/09 (Pre-refunded to 7/15/02)

   2,265,000   Southwest Allen Multi-School Building Corporation, First Mortgage          1/02 at 101           AAA        2,427,514
                 Refunding Bonds, Series 1992B, Ft. Wayne, Indiana, 6.375%, 1/15/09

------------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 2.4%

   7,000,000   Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds    5/02 at 102           AAA        7,755,720
                 (Southern Baptist Hospital Project), Series 1992, 6.800%, 5/15/12
                 (Pre-refunded to 5/15/02)

               State of Louisiana, General Obligation Bonds, Series 1992-A:
   5,000,000     6.500%, 5/01/09                                                          5/02 at 102           AAA        5,492,250
   2,000,000     6.500%, 5/01/12 (Pre-refunded to 5/01/02)                                5/02 at 102           AAA        2,196,900

   4,750,000   Hospital Service District No. 1 of the Parish of Tangipahoa,               2/04 at 102           AAA        5,224,810
                 State of Louisiana, Hospital Revenue Bonds (Series 1994),
                 6.250%, 2/01/24

------------------------------------------------------------------------------------------------------------------------------------
               Maine - 3.4%

  11,500,000   Maine Health and Higher Educational Facilities Authority,                  7/05 at 102           AAA       12,418,505
                 Revenue Bonds, Series 1995A, 5.875%, 7/01/25

               Maine Health and Higher Educational Facilities Authority, Revenue
               Bonds, Series 1994B:
   3,110,000     7.000%, 7/01/24 (Pre-refunded to 7/01/04)                                7/04 at 102           AAA        3,612,110
      65,000     7.000%, 7/01/24                                                          7/04 at 102           AAA           74,307

  11,090,000   Maine State Housing Authority, Mortgage Purchase Bonds,                    5/06 at 102           AAA       11,964,114
                 1996 Series B-2, 6.450%, 11/15/26
                 (Alternative Minimum Tax)

               Town of Old Orchard Beach, Maine, 1992 General Obligation Bonds:
     750,000     6.650%, 9/01/09 (Pre-refunded to 9/01/02)                                9/02 at 103           AAA          840,600
     500,000     6.650%, 9/01/10 (Pre-refunded to 9/01/02)                                9/02 at 103           AAA          560,400

------------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 3.4%

   3,500,000   City of Boston, Massachusetts, Revenue Bonds, Boston City Hospital         8/00 at 102           Aaa        3,751,755
                 (FHA-Insured Mortgage), Series A, 7.625%, 2/15/21
                 (Pre-refunded to 8/15/00)

   1,150,000   City of Haverhill, Massachusetts, General Obligation Municipal Purpose     6/02 at 102           AAA        1,284,550
                 Loan of 1992, Series A, 7.000%, 6/15/12 (Pre-refunded to 6/15/02)

   1,250,000   Massachusetts Bay Transportation Authority, Certificates of                8/00 at 102           AAA        1,338,963
                  Participation, 1990 Series A, 7.650%, 8/01/15
                  (Pre-refunded to 8/01/00)

   3,400,000   Massachusetts Health and Educational Facilities Authority,                 7/02 at 102           AAA        3,717,084
                 Revenue Bonds, New England Medical Center Hospitals Issue,
                 Series F, 6.625%, 7/01/25

   4,000,000   Massachusetts Health and Educational Facilities Authority,                 7/02 at 102           AAA        4,358,320
                 Revenue Bonds, South Shore Hospital Issue, Series D,
                 6.500%, 7/01/22

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts (continued)

  $5,875,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,    11/03 at 102         AAA    $ 5,825,004
                 Cape Cod Health Systems, Inc. Issue, Series A, 5.250%, 11/15/21

   4,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,    10/05 at 102         AAA      4,329,400
                 Berkshire Health Systems Issue, Series D, 6.000%, 10/01/19

   5,225,000   Massachusetts Turnpike Authority, Metropolitan Highway System Revenue         1/09 at 101         AAA      4,986,740
                 Bonds, 1999 Series A (Subordinated), 5.000%, 1/01/39
-----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 4.3%

  12,130,000   City of Bay City, County of Bay, State of Michigan, 1991 General             No Opt. Call         AAA      3,866,680
                 Obligation Unlimited Tax Street Improvement Bonds, 0.000%, 6/01/21

   5,000,000   Caledonia Community Schools, Counties of Kent, Allegan and Barry,             5/02 at 102         AAA      5,522,000
                 State of Michigan, 1992 School Building and Site and Refunding Bonds
                 (General Obligation - Unlimited Tax), 6.700%, 5/01/22
                 (Pre-refunded to 5/01/02)

   2,500,000   Chelsea School District, Counties of Washtenaw and Jackson, State of          5/05 at 101         AAA      2,784,900
                 Michigan, 1995 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 6.000%, 5/01/19

   2,000,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,              7/01 at 102         AAA      2,162,280
                 Series 1991, 6.625%, 7/01/21 (Pre-refunded to 7/01/01)

   1,500,000   County of Lenawee, Michigan, Hospital Finance Authority, Hospital             7/09 at 101         AAA      1,443,135
                 Revenue and Refunding Bonds (Lenawee Health Alliance Obligated Group),
                 Series 1999A, 5.000%, 7/01/28

   3,500,000   Michigan State Housing Development Authority, Single Family Mortgage         11/08 at 101         AAA      3,499,825
                 Revenue Bonds, 1998B, 5.200%, 12/01/18 (Alternative Minimum Tax)

   5,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds            11/06 at 102         AAA      5,355,700
                 (Sparrow Obligated Group), Series 1996, 5.900%, 11/15/26

   8,280,000   Michigan State Housing Development Authority, Rental Housing Revenue          4/07 at 102         AAA      8,811,824
                 Bonds, 1997 Series A, 6.100%, 10/01/33 (Alternative Minimum Tax)

   2,000,000   Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds           12/01 at 102         AAA      2,173,000
                 (The Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1991DD, 6.875%, 12/01/21

   1,085,000   School District of the City of River Rouge, County of Wayne, State        5/03 at 101 1/2         AAA      1,130,103
                 of Michigan, 1993 School Building and Site Bonds
                 (General Obligation - Unlimited Tax), 5.625%, 5/01/22
-----------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.8%

   6,400,000   Medical Center Educational Building Corporation (Mississippi),               12/04 at 102         AAA      7,131,264
                 Revenue Bonds, Series 1993 (University of Mississippi Medical Center
                 Project), 5.900%, 12/01/23 (Pre-refunded to 12/01/04)
-----------------------------------------------------------------------------------------------------------------------------------
               Missouri - 1.0%

   7,950,000   St. Louis Municipal Finance Corporation, City Justice Center,                 2/06 at 102         AAA      8,632,110
                 Leasehold Revenue Improvement Bonds, Series 1996A (City of St. Louis,
                 Missouri, Lessee), 5.950%, 2/15/16
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 0.6%

   5,000,000   Nebraska Investment Finance Authority, Health Facilities Revenue Bonds        2/08 at 102         AAA      5,199,800
                 (Children's Healthcare Services Obligated Group), Series 1997, 5.500%,
                 8/15/27
-----------------------------------------------------------------------------------------------------------------------------------
               Nevada - 0.6%

   2,500,000   County of Churchill, Nevada, Health Care Facilities Revenue Bonds             1/04 at 102         AAA      2,688,550
                 (Western Health Network, Inc.), Series 1994A, 6.000%, 1/01/24

   2,000,000   Clark County, Nevada, Industrial Development Refunding Revenue Bonds         10/02 at 102         AAA      2,230,320
                 (Nevada Power Company Project), Series 1992C, 7.200%, 10/01/22
-----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 0.4%

   2,850,000   New Hampshire Higher Educational and Health Facilities Authority,             7/02 at 102         AAA      3,088,745
                 Revenue Refunding Bonds, University System of New Hampshire Issue,
                 Series 1992, 6.250%, 7/01/20
-----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 0.2%

   1,665,000   Housing Finance Corporation of the Township of Pennsauken (Pennsauken,       10/99 at 103         AAA      1,720,544
                 New Jersey), Section 8 Assisted Housing Revenue Bonds (Pennsauken
                 Housing Associates - 1979 Elderly Project), 8.000%, 4/01/11

                Portfolo of Investments
                Nuveen Insured Municipal Bond Fund (continued)
                April 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               New Mexico - 0.9%

 $3,000,000    City of Albuquerque, New Mexico, Hospital System Revenue Bonds,               8/99 at 100         AAA    $ 3,023,490
                 1992 Series B (Presbyterian Healthcare Services), 6.600%, 8/01/07
  4,445,000    City of Farmington, New Mexico, Pollution Control Revenue Refunding          12/02 at 102         AAA      4,873,943
                 Bonds, 1992 Series A (Public Service Company of New Mexico, San Juan
                 and Four Corners Projects), 6.375%, 12/15/22
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 9.4%

               Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,
               Series 1992B:
  4,955,000      6.250%, 7/01/17 (Pre-refunded to 7/01/02)                                   7/02 at 102         AAA      5,434,000

  6,925,000      6.250%, 7/01/22 (Pre-refunded to 7/01/02)                                   7/02 at 102         AAA      7,594,440

  5,000,000    Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds, 7/04 at 101 1/2         AAA      5,651,700
                 Series 1994A, 6.375%, 7/01/18 (Pre-refunded to 7/01/04)

  5,935,000    The City of New York, General Obligation Bonds,                           8/02 at 101 1/2         AAA      6,555,445
                 Fiscal 1992 Series C, Fixed Rate Bonds, Subseries
                 C-1, 6.625%, 8/01/12 (Pre-refunded to 8/01/02)

     65,000    The City of New York, General Obligation Bonds, Fiscal 1992               8/02 at 101 1/2         AAA         71,102
                 Series C, 6.625%, 8/01/12

  3,750,000    The City of New York, General Obligation Bonds, Fiscal 1992               2/02 at 101 1/2         AAA      4,095,263
                 Series B, 7.000%, 2/01/18

               The City of New York, General Obligation Bonds, Fiscal 1993 Series E:

  2,195,000      6.000%, 5/15/16 (Pre-refunded to 5/15/03)                               5/03 at 101 1/2         AAA      2,409,078

    815,000      6.000%, 5/15/16                                                         5/03 at 101 1/2         AAA        880,754

 19,500,000    New York City Municipal Water Finance Authority, Water and Sewer              6/06 at 101         AAA     20,014,995
               System Revenue Bonds, Series A, 5.375%, 6/15/26

               New York City Municipal Water Finance Authority, Water and Sewer
                 System Revenue Bonds, Fiscal 1992 Series A:

  3,010,000      6.750%, 6/15/16 (Pre-refunded to 6/15/01)                                   6/01 at 101         AAA      3,234,847

  3,320,000      6.750%, 6/15/16                                                             6/01 at 101         AAA      3,551,404

  4,470,000    New York City, Municipal Water Finance Authority, Water and Sewer         6/02 at 101 1/2         AAA      4,644,777
                 System Revenue Bonds, Fiscal 1993 Series A, 5.750%, 6/15/18

  3,900,000    New York City Transit Authority, Transit Facilities                          No Opt. Call         AAA      4,109,508
                 Refunding Revenue Bonds, Series 1993 (Livingston Plaza Project),
                 5.400%, 1/01/18

               New York City Industrial Development Agency, Civic Facility
               Revenue Bonds (USTA National Tennis Center Incorporated Project):

  3,500,000      6.500%, 11/15/10                                                           11/04 at 102         AAA      3,959,130

  3,000,000      6.600%, 11/15/11                                                           11/04 at 102         AAA      3,408,270

  5,240,000    Triborough Bridge and Tunnel Authority, Special Obligation Refunding          1/01 at 102         AAA      5,597,211
                 Bonds, Series 1991B, 6.875%, 1/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 0.3%

  2,500,000    Dublin City School District, Franklin, Delaware and Union Counties, Ohio,    12/02 at 102         AAA      2,754,950
                 Various Purpose School Building Construction and Improvement Bonds
                 (General Obligation - Unlimited Tax), 6.200%, 12/01/19
                 (Pre-refunded to 12/01/02)
-----------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 0.7%

    140,000    Muskogee County Home Finance Authority (Oklahoma), Single                     6/00 at 102         AAA        145,075
                 Family Mortgage Revenue Refunding Bonds,
                 Series 1990 A, 7.600%, 12/01/10

  5,000,000    Oklahoma Industries Authority, Health System Revenue Bonds                    8/05 at 102         AAA      5,586,550
                 (Obligated Group consisting of Baptist Medical Center of
                 Oklahoma, Inc., South Oklahoma City Hospital Corporation
                 and Baptist Rural Health System, Inc.), Fixed Rate Bonds,
                 6.250%, 8/15/12
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 1.0%

  3,000,000    North Penn Water Authority (Montgomery County, Pennsylvania),                11/04 at 101         AAA      3,483,270
                 Water Revenue Bonds, Series of 1994,
                 7.000%, 11/01/24 (Pre-refunded to 11/01/04)

  3,900,000    The Philadelphia Municipal Authority (Philadelphia, Pennsylvania),           11/01 at 102         AAA      4,305,717
                 Justice Lease Revenue Bonds, 1991 Series B, 7.125%,
                 11/15/18 (Pre-refunded to 11/15/01)

  1,000,000    Washington County Hospital Authority (Pennsylvania), Hospital                 7/00 at 102         AAA      1,058,490
                 Revenue Refunding Bonds, Series A of 1990 (The Washington Hospital
                 Project), 7.150%, 7/01/17

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Puerto Rico--0.5%

$  3,750,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1992 (General        7/02 at 101 1/2     AAA   $  4,140,675
                 Obligation Bonds), 6.600%, 7/01/13 (Pre-refunded to 7/01/02)
------------------------------------------------------------------------------------------------------------------------------------
               Rhode Island--2.6%

   4,000,000   City of Cranston, Rhode Island, General Obligation Bonds, 7.200%, 7/15/11     7/01 at 101 1/2     AAA      4,360,800
                 (Pre-refunded to 7/15/01)

   3,130,000   Kent County Water Authority (Rhode Island), General Revenue Bonds, 1994       7/04 at 102         AAA      3,486,601
                 Series A, 6.350%, 7/15/14

   1,000,000   Providence Housing Development Corporation, Mortgage Revenue Refunding        7/04 at 102         AAA      1,083,560
                 Bonds, Series 1994A (FHA-Insured Mortgage Loan--Barbara Jordan
                 Apartments Project) (Providence, Rhode Island), 6.650%, 7/01/15

   2,250,000   Rhode Island Depositors Economic Corporation, Special Obligation Bonds,       8/02 at 102         AAA      2,494,508
                 1992 Series A, 6.625%, 8/01/19 (Pre-refunded to 8/01/02)

  10,000,000   Rhode Island Clean Water Finance Agency, Wastewater Treatment System          9/07 at 102         AAA     10,535,600
                 Revenue Bonds (City of Cranston/Triton Ocean State LLC Project), Series
                 1997, 5.800%, 9/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               South Carolina--3.7%

               Charleston County, South Carolina, Charleston Public Facilities
               Corporation, Certificates of Participation, Series 1994B:
   1,430,000     6.875%, 6/01/14 (Pre-refunded to 6/01/04)                                   6/04 at 102         AAA      1,650,506
      70,000     6.875%, 6/01/14                                                             6/04 at 102         AAA         79,315
   2,385,000     7.000%, 6/01/19 (Pre-refunded to 6/01/04)                                   6/04 at 102         AAA      2,766,409
     115,000     7.000%, 6/01/19                                                             6/04 at 102         AAA        130,699

   5,435,000   Greenville Memorial Auditorium District Public Facilities Corporation,        3/06 at 102         AAA      6,041,763
                 South Carolina, Certificates of Participation (Bi-Lo Center Project),
                 Series 1996B, 5.750%, 3/01/22 (Pre-refunded to 3/01/06)

   3,845,000   Greenville Memorial Auditorium District Public Facilities Corporation,        3/09 at 102         AAA      3,856,535
                 South Carolina, Refunding Certificates of Participation (Bi-Lo Center
                 Project), Series 1999B, 5.200%, 3/01/27

  15,000,000   Orangeburg County, South Carolina, Solid Waste Disposal Facilities           11/02 at 101         AAA     15,476,850
                 Revenue Bond (South Carolina Electric and Gas Company Project), Series
                 1994, 5.700%, 11/01/24 (Alternative Minimum Tax)

   2,000,000   City of Rock Hill, South Carolina, Combined Utility System Revenue Bonds,     1/01 at 102         AAA      2,119,480
                 Series 1991, 6.375%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
               Texas--7.2%

   3,000,000   Bexar County, Texas, Health Facilities Development Corporation, Hospital      8/04 at 102         AAA      3,450,030
                 Revenue Bonds (Baptist Memorial Hospital System Project), Series 1994,
                 6.750%, 8/15/19 (Pre-refunded to 8/15/04)

   4,575,000   Harris County, Texas, Toll Road Senior Lien, Revenue Refunding Bonds,         8/02 at 102         AAA      5,059,127
                 Series 1992A, 6.500%, 8/15/17 (Pre-refunded to 8/15/02)

   1,000,000   Harris County Hospital District Refunding Revenue Bonds, Texas, Series       No Opt. Call         AAA      1,200,600
                 1990, 7.400%, 2/15/10

     500,000   City of Houston, Texas, Senior Lien Hotel Occupancy Tax and Parking           7/01 at 100         AAA        535,625
                 Facilities, Weekly Adjustable/Fixed Rate Revenue Bonds, Series 1985,
                 Custodial Receipts, Series A, 7.000%, 7/01/15 (Pre-refunded to 7/01/01)

     825,000   Lower Colorado River Authority, Priority Refunding Revenue Bonds, Series      1/01 at 102         AAA        881,917
                 1991 B, 7.000%, 1/01/11

               Retama Development Corporation, Special Facilities Revenue Bonds (Retama
               Park Racetrack Project), Series 1993:
   9,715,000     8.750%, 12/15/18                                                           No Opt. Call         AAA     14,280,273
   5,405,000     10.000%, 12/15/20                                                          No Opt. Call         AAA      8,895,387

   5,000,000   Tarrant County Health Facilities Development Corporation, Hospital           No Opt. Call         AAA      5,609,250
                 Revenue Refunding and Improvement Bonds (Fort Worth Osteopathic
                 Hospital, Inc. Project), Series 1993, 6.000%, 5/15/21

   6,080,000   Texas Health Facilities Development Corporation, Hospital Revenue Bonds       8/03 at 102         AAA      6,677,421
                 (All Saints Episcopal Hospitals of Fort Worth Project), Series 1993B,
                 6.250%, 8/15/22

   5,115,000   Texas Department of Housing and Community Affairs, Single Family Mortgage     9/07 at 102         AAA      5,295,508
                 Revenue Bonds, 1997 Series A Teams Structure, 5.800%, 9/01/29
                 (Alternative Minimum Tax)

                Portfolio of Investments
                Nuveen Insured Municipal Bond Fund (continued)
                April 30, 1999


   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)

$  5,050,000   Tyler Health Facilities Development Corporation, Texas, Hospital             11/07 at 102         AAA   $  5,288,916
                Revenue Bonds (East Texas Medical Center Regional Healthcare
                System Project), Series 1997B, 5.600%, 11/01/27

   5,000,000   Tyler Health Facilities Development Corporation, Texas, Hospital              2/09 at 102         AAA      5,003,900
                Revenue Bonds (East Texas Medical Center Regional Healthcare System
                Project), Series 1997D (Remarketed), 5.375%, 11/01/27
-----------------------------------------------------------------------------------------------------------------------------------
               Utah - 0.9%

   3,055,000   State of Utah, State Building Ownership Authority, Lease Revenue             11/05 at 100         AAA      3,360,928
                Bonds (State Facilities Master Lease Program), Series 1995A, 5.750%,
                5/15/18 (Pre-refunded to 11/15/05)

      60,000   Utah Housing Finance Agency, Single Family Mortgage Senior Bonds,            No Opt. Call         AAA         64,742
                1988 Issue C (Federally Insured or Guaranteed Mortgage Loans), 8.375%,
                7/01/19

   3,500,000   White City Water Improvement District, Salt Lake County, Utah, General        2/05 at 100         AAA      3,964,205
                Obligation Water Bonds, Series 1995, 6.600%, 2/01/25
                (Pre-refunded to 2/01/05)
-----------------------------------------------------------------------------------------------------------------------------------
               Vermont - 1.1%

   9,235,000   Vermont Housing Finance Agency, Single Family Housing Bonds,              6/07 at 101 1/2         AAA      9,714,758
                Series 9, 5.900%, 5/01/29 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Washington - 2.0%

   8,800,000   Public Utility District No. 1 of Chelan County, Washington,                   7/08 at 102         AAA      8,638,256
                Chelan Hydro-Consolidated System Revenue Bonds, Series 1998A, 5.250%,
                7/01/33 (Alternative Minimum Tax)

   1,000,000   City of Marysville, Washington, Water and Sewer Revenue Bonds,               12/03 at 100         AAA      1,135,590
                Series of 1991, 7.000%, 12/01/11 (Pre-refunded to 12/01/03)

   5,000,000   Washington Public Power Supply System, Nuclear Project No. 2                 No Opt. Call         AAA      5,346,100
                Refunding Revenue Bonds, Series 1993B, 5.400%, 7/01/05

   2,000,000   Bellingham School District No. 501, Whatcom County, Washington,              12/04 at 100         AAA      2,222,939
                Unlimited Tax General Obligation Bonds, Series of 1994, 6.125%,
                12/01/13 (Pre-refunded to 12/01/04)
-----------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 0.4%

   2,000,000   City of Superior, Wisconsin, Limited Obligation Refunding Revenue            No Opt. Call         AAA      2,480,119
                Bonds (Midwest Energy Resources Company Project), Series E-1991
                (Collateralized), 6.900%, 8/01/21

   1,000,000   Three Lakes School District General Obligation, 6.750%, 4/01/12               4/03 at 100         AAA      1,110,100
                (Pre-refunded to 4/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
               Wyoming - 0.2%

   2,000,000   The Trustees of the University of Wyoming, Facilities Revenue Bonds,          6/00 at 101         AAA      2,092,019
                Series 1991, 7.100%, 6/01/10
-----------------------------------------------------------------------------------------------------------------------------------
$841,771,000   Total Investments - (cost $782,201,919) - 99.1%                                                          853,095,629
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.9%                                                                       7,665,826
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $860,761,455
               ====================================================================================================================


               All of the bonds in the portfolio are either covered by Original Issue Insurance. Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

            * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

            ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

          (WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

Statement of Net Assets
April 30, 1999

                                                                                           Insured
                                                                 Municipal Bond     Municipal Bond
--------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)    $2,919,418,804       $853,095,629
Cash                                                                 12,291,880                 --
Receivables:
    Interest                                                         52,043,093         15,179,604
    Investments sold                                                    200,000                 --
    Shares sold                                                         962,964          1,548,296
Other assets                                                             39,634              9,675
--------------------------------------------------------------------------------------------------
        Total assets                                              2,984,956,375        869,833,204
--------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                               --            560,417
Payables:
    Investments purchased                                                    --          4,984,896
    Shares redeemed                                                   2,665,578            648,400
Accrued expenses:
    Management fees (note 6)                                          1,101,513            336,490
    12b-1 distribution and service fees (notes 1 and 6)                  30,273             34,514
    Other                                                               303,397            189,042
Dividends payable                                                     9,145,532          2,317,990
--------------------------------------------------------------------------------------------------
        Total liabilities                                            13,246,293          9,071,749
--------------------------------------------------------------------------------------------------
Net assets (note 7)                                              $2,971,710,082       $860,761,455
==================================================================================================
Class A Shares (note 1)
Net assets                                                       $  120,418,263       $109,985,516
Shares outstanding                                                   12,579,145          9,859,679
Net asset value and redemption price per share                   $         9.57       $      11.16
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)               $         9.99       $      11.65
==================================================================================================
Class B Shares (note 1)
Net assets                                                       $   10,085,570       $ 13,601,583
Shares outstanding                                                    1,053,529          1,219,133
Net asset value, offering and redemption price per share         $         9.57       $      11.16
==================================================================================================
Class C Shares (note 1)
Net assets                                                       $    7,190,608       $ 10,946,794
Shares outstanding                                                      751,553            990,641
Net asset value, offering and redemption price per share         $         9.57       $      11.05
==================================================================================================
Class R Shares (note 1)
Net assets                                                       $2,834,015,641       $726,227,562
Shares outstanding                                                  295,863,325         65,343,430
Net asset value, offering and redemption price per share         $         9.58       $      11.11
==================================================================================================

                                 See accompanying notes to financial statements.
25

Statement of Operations
Year Ended April 30, 1999

                                                                                               Insured
                                                                       Municipal Bond   Municipal Bond
------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                               $163,127,763      $47,880,643
------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                   13,391,083        4,052,926
12b-1 service fees - Class A (notes 1 and 6)                                  218,760          201,568
12b-1 distribution and service fees -- Class B (notes 1 and 6)                 62,958           90,103
12b-1 distribution and service fees -- Class C (notes 1 and 6)                 45,440           70,475
Shareholders' servicing agent fees and expenses                             2,611,482          757,723
Custodian's fees and expenses                                                 316,474          123,192
Trustees' fees and expenses (note 6)                                           56,461           13,824
Professional fees                                                              61,856           19,888
Shareholders' reports -- printing and mailing expenses                        500,720          152,849
Federal and state registration fees                                            97,695           71,871
Portfolio insurance expense                                                        --           32,366
Other expenses                                                                 61,175           26,655
------------------------------------------------------------------------------------------------------
Total expenses                                                             17,424,104        5,613,440
------------------------------------------------------------------------------------------------------
Net investment income                                                     145,703,659       42,267,203
------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)              9,886,226        1,889,114
Net change in unrealized appreciation or depreciation of investments       33,024,384        9,916,541
------------------------------------------------------------------------------------------------------
Net gain from investments                                                  42,910,610       11,805,655
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               $188,614,269      $54,072,858
======================================================================================================


                                                        See accompanying notes to financial statements.

                      Statement of Changes in Net Assets


                                                                           Municipal Bond                Insured Municipal Bond
                                                                    -----------------------------     ----------------------------
                                                                       Year Ended      Year Ended        Year Ended     Year Ended
                                                                          4/30/99         4/30/98           4/30/99        4/30/98
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                               $ 145,703,659   $ 147,700,569      $ 42,267,203   $ 41,918,555
Net realized gain from investment transactions (notes 1 and 4)          9,886,226       7,384,205         1,889,114      6,786,199
Net change in unrealized appreciation or depreciation
  of investments                                                       33,024,384     100,807,694         9,916,541     23,049,222
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                            188,614,269     255,892,468        54,072,858     71,753,976
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                             (5,110,885)     (4,066,811)       (4,814,934)    (3,941,471)
   Class B                                                               (259,255)        (85,661)         (375,574)      (102,807)
   Class C                                                               (250,362)       (205,194)         (396,974)      (294,623)
   Class R                                                           (139,355,083)   (144,088,029)      (36,432,960)   (37,785,864)
From accumulated net realized gains from investment transactions:
   Class A                                                               (276,503)       (268,871)         (289,942)      (249,043)
   Class B                                                                (16,969)         (6,710)          (28,707)        (6,889)
   Class C                                                                (15,972)        (15,012)          (28,282)       (20,375)
   Class R                                                             (7,337,232)     (9,099,862)       (2,094,492)    (2,288,357)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (152,622,261)   (157,836,150)      (44,461,865)   (44,689,429)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                      174,357,355     188,619,020        79,661,007     75,516,982
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                                    116,641,699     123,635,013        29,306,392     30,119,890
----------------------------------------------------------------------------------------------------------------------------------
                                                                      290,999,054     312,254,033       108,967,399    105,636,872
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                              (279,773,551)   (336,624,740)      (88,373,485)   (92,161,203)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                                          11,225,503     (24,370,707)       20,593,914     13,475,669
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                             47,217,511      73,685,611        30,204,907     40,540,216
Net assets at the beginning of year                                 2,924,492,571   2,850,806,960       830,556,548    790,016,332
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                      $2,971,710,082  $2,924,492,571      $860,761,455   $830,556,548
==================================================================================================================================
Balance of undistributed net investment income at the end of year  $    1,260,486  $      532,412      $    566,781   $    320,020
==================================================================================================================================

                                                                                    See accompanying notes to financial statements.

1. General Information and Significant Accounting Policies

The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Municipal Bond Fund ("Municipal Bond") and the Nuveen Insured Municipal Bond Fund ("Insured Municipal Bond") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Funds' Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value:

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 1999, Insured Municipal Bond had an outstanding when-issued purchase commitment of $4,984,896. There were no such outstanding purchase commitments in Municipal Bond.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended April 30, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Insurance

Insured Municipal Bond invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended April 30, 1999.

Expense Allocation

Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                               Municipal Bond
                                                                         ---------------------------------------------------------
                                                                             Year Ended 4/30/99             Year Ended 4/30/98
                                                                         ---------------------------------------------------------
                                                                              Shares          Amount        Shares          Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold:

   Class A                                                                 3,884,851   $  37,318,567     3,610,340   $  34,138,865
   Class B                                                                   649,958       6,249,871       425,808       4,027,584
   Class C                                                                   358,434       3,445,814       198,476       1,867,171
   Class R                                                                13,266,170     127,343,103    15,747,999     148,585,400

Shares issued to shareholders due to reinvestment of distributions:

   Class A                                                                   376,509       3,619,256       314,639       2,970,090
   Class B                                                                    16,794         161,493         5,660          53,689
   Class C                                                                    18,430         177,022        18,178         171,005
   Class R                                                                11,717,295     112,683,928    12,768,468     120,440,229
----------------------------------------------------------------------------------------------------------------------------------
                                                                          30,288,441     290,999,054    33,089,568     312,254,033
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:

   Class A                                                                (1,942,093)    (18,655,868)   (1,356,476)    (12,834,251)
   Class B                                                                   (50,591)       (484,678)      (45,312)       (430,447)
   Class C                                                                  (142,641)     (1,371,429)     (285,886)     (2,670,807)
   Class R                                                               (26,989,392)   (259,261,576)  (33,956,929)   (320,689,235)
----------------------------------------------------------------------------------------------------------------------------------
                                                                         (29,124,717)   (279,773,551)  (35,644,603)   (336,624,740)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                    1,163,724   $  11,225,503    (2,555,035)  $ (24,370,707)
==================================================================================================================================

                                                                                           Insured Municipal Bond
                                                                         ---------------------------------------------------------
                                                                             Year Ended 4/30/99             Year Ended 4/30/98
                                                                         ---------------------------------------------------------
                                                                              Shares          Amount        Shares          Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold:

   Class A                                                                 2,677,296   $  29,968,100     2,354,322    $ 26,011,707
   Class B                                                                   822,802       9,209,496       407,571       4,505,416
   Class C                                                                   367,390       4,077,116       311,528       3,417,614
   Class R                                                                 3,266,237      36,406,295     3,788,731      41,582,245

Shares issued to shareholders due to reinvestment of distributions:

   Class A                                                                   281,935       3,161,785       242,808       2,675,963
   Class B                                                                    16,650         186,828         5,134          56,987
   Class C                                                                    24,527         272,429        22,045         240,583
   Class R                                                                 2,299,262      25,685,350     2,475,051      27,146,357
----------------------------------------------------------------------------------------------------------------------------------
                                                                           9,756,099     108,967,399     9,607,190     105,636,872
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:

   Class A                                                                (1,302,533)    (14,580,513)     (891,941)     (9,818,160)
   Class B                                                                   (72,969)       (815,543)       (5,821)        (65,030)
   Class C                                                                  (137,020)     (1,519,584)     (129,381)     (1,413,103)
   Class R                                                                (6,411,557)    (71,457,845)   (7,358,468)    (80,864,910)
----------------------------------------------------------------------------------------------------------------------------------
                                                                          (7,924,079)    (88,373,485)   (8,385,611)    (92,161,203)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                               1,832,020    $ 20,593,914     1,221,579    $ 13,475,669
==================================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 1999, to shareholders of record on May 7, 1999, as follows:


                                                                     Insured
                                           Municipal Bond     Municipal Bond
-----------------------------------------------------------------------------
Dividend per share:

 Class A                                          $ .0375            $ .0450
 Class B                                            .0315              .0380
 Class C                                            .0330              .0395
 Class R                                            .0390              .0465
=============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended April 30, 1999, were as follows:

                                                                     Insured
                                           Municipal Bond     Municipal Bond
-----------------------------------------------------------------------------
Purchases:
 Long-term municipal securities              $343,495,419       $134,039,943
 Short-term municipal securities              164,493,000         64,700,000
Sales:
 Long-term municipal securities               347,465,026        109,417,057
 Short-term municipal securities              164,493,000         64,700,000
=============================================================================

At April 30, 1999, the identified cost of investments owned for federal income tax purposes was the same as the Cost for financial reporting purposes for each Fund.


5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 1999, were as follows:

                                                                     Insured
                                           Municipal Bond     Municipal Bond
-----------------------------------------------------------------------------
Gross unrealized:
   appreciation                             $ 261,853,519       $ 71,253,640

   depreciation                                (1,588,626)          (359,930)
-----------------------------------------------------------------------------
Net unrealized appreciation                 $ 260,264,893       $ 70,893,710
=============================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:


Average Daily Net Asset Value                                Management Fee
----------------------------------------------------------------------------
For the first $125 million                                       .5000 of 1%
For the next $125 million                                        .4875 of 1
For the next $250 million                                        .4750 of 1
For the next $500 million                                        .4625 of 1
For the next $1 billion                                          .4500 of 1
For net assets over $2 billion                                   .4250 of 1
=============================================================================


The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Municipal Bond and .975 of 1% of the average daily net asset value of Insured Municipal Bond, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended April 30, 1999, the Distributor collected sales charges on purchases of Class A Shares of approximately $579,200 and $567,200 for Municipal Bond and Insured Municipal Bond, respectively, of which approximately $503,500 and $500,900, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 1999, the Distributor compensated authorized dealers directly with approximately $283,100 and $398,500 in commission advances at the time of purchase for Municipal Bond and Insured Municipal Bond, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 1999, the Distributor retained approximately $78,600 and $118,800 in such 12b-1 fees for Municipal Bond and Insured Municipal Bond, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also retained approximately $24,000 and $31,400 of CDSC on share redemptions for Municipal Bond and Insured Municipal Bond, respectively, during the fiscal year ended April 30, 1999.


7. Composition of Net Assets

At April 30, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:


                                                                      Insured
                                            Municipal Bond     Municipal Bond
------------------------------------------------------------------------------
Capital paid-in                             $2,706,654,482       $787,802,152
Balance of undistributed net
 investment income                               1,260,486            566,781
Accumulated net realized gain from
 investment transactions                         3,530,221          1,498,812
Net unrealized appreciation of
 investments                                   260,264,893         70,893,710
------------------------------------------------------------------------------
Net assets                                  $2,971,710,082       $860,761,455
==============================================================================


8. Investment Composition

At April 30, 1999, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                                                      Insured
                                            Municipal Bond     Municipal Bond
------------------------------------------------------------------------------
Education and Civic Organizations                        1%                 4%
Health Care                                             18                 15
Housing/Multifamily                                      7                  1
Housing/Single Family                                    5                  9
Tax Obligation/General                                   7                 11
Tax Obligation/Limited                                   9                  8
Transportation                                           5                  3
U.S. Guaranteed                                         15                 32
Utilities                                               23                 10
Water and Sewer                                          9                  6
Other                                                    1                  1
------------------------------------------------------------------------------
                                                       100%               100%
==============================================================================


Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, either of which ensure the timely payment of principal and interest in the event of default (37% for Municipal Bond and 100% for Insured Municipal
Bond). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                             Financial Highlights

                             Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                     Investment Operations              Less Distributions
                               ---------------------------------    ---------------------------
                                                    Net
MUNICIPAL BOND                                Realized/
                                             Unrealized
                  Beginning           Net       Invest-                 Net                        Ending
                        Net       Invest-          ment             Invest-                           Net
Year Ended            Asset          ment          Gain                ment    Capital              Asset         Total
April 30,             Value    Income (a)        (Loss)    Total     Income      Gains    Total     Value    Return (b)
-----------------------------------------------------------------------------------------------------------------------
Class A (6/95)
     1999             $9.46          $.45         $ .13    $ .58      $(.45)     $(.02)   $(.47)    $9.57          6.28%
     1998              9.14           .46           .35      .81       (.46)      (.03)    (.49)     9.46          9.00
     1997 (c)          9.24           .08          (.10)    (.02)      (.08)        --     (.08)     9.14          (.23)
     1997 (d)          9.28           .48            --      .48       (.47)      (.05)    (.52)     9.24          5.26
     1996 (e)          9.15           .34           .14      .48       (.32)      (.03)    (.35)     9.28          5.33
Class B (2/97)
     1999              9.46           .38           .13      .51       (.38)      (.02)    (.40)     9.57          5.49
     1998              9.15           .38           .35      .73       (.39)      (.03)    (.42)     9.46          8.09
     1997 (c)          9.24           .09          (.11)    (.02)      (.07)        --     (.07)     9.15          (.25)
     1997 (e)          9.23           .03           .01      .04       (.03)        --     (.03)     9.24           .47
Class C (6/95)
     1999              9.44           .40           .15      .55       (.40)      (.02)    (.42)     9.57          5.91
     1998              9.14           .40           .34      .74       (.41)      (.03)    (.44)     9.44          8.20
     1997 (c)          9.23           .07          (.09)    (.02)      (.07)        --     (.07)     9.14          (.21)
     1997 (d)          9.26           .42            --      .42       (.40)      (.05)    (.45)     9.23          4.64
     1996 (e)          9.15           .29           .13      .42       (.28)      (.03)    (.31)     9.26          4.59
Class R (11/76)
     1999              9.46           .47           .14      .61       (.47)      (.02)    (.49)     9.58          6.59
     1998              9.15           .48           .34      .82       (.48)      (.03)    (.51)     9.46          9.09
     1997 (c)          9.24           .08          (.09)    (.01)      (.08)        --     (.08)     9.15          (.09)
     1997 (d)          9.28           .49           .01      .50       (.49)      (.05)    (.54)     9.24          5.53
     1996 (d)          9.00           .51           .31      .82       (.51)      (.03)    (.54)     9.28          9.31
     1995 (d)          9.28           .52          (.21)     .31       (.51)      (.08)    (.59)     9.00          3.60
=======================================================================================================================

                                             Ratios/Supplemental Data
                  -------------------------------------------------------------------------------
                                                   Ratio                       Ratio
                                                  of Net                      of Net
                                  Ratio of    Investment      Ratio of    Investment
                                  Expenses        Income      Expenses     Income to
                                to Average    to Average    to Average       Average
                      Ending    Net Assets    Net Assets    Net Assets    Net Assets
                         Net        Before        Before         After         After    Portfolio
Year Ended            Assets    Reimburse-    Reimburse-    Reimburse-    Reimburse-     Turnover
April 30,              (000)          ment          ment      ment (a)      ment (a)        Ratio
-------------------------------------------------------------------------------------------------
Class A (6/95)
     1999         $  120,418           .77%         4.71%          .77%         4.71%          12%
     1998             97,029           .80          4.83           .80          4.83           10
     1997 (c)         70,331           .77*         5.13*          .77*         5.13*           2
     1997 (d)         68,204           .81          5.11           .81          5.11           12
     1996 (e)         37,089           .86*         5.11*          .83*         5.14*          17
Class B (2/97)
     1999             10,086          1.52          3.96          1.52          3.96           12
     1998              4,136          1.56          4.05          1.56          4.05           10
     1997 (c)            468          1.53*         4.39*         1.53*         4.39*           2
     1997 (e)             43          1.51          5.23          1.51*         5.23*          12
Class C (6/95)
     1999              7,191          1.32          4.15          1.32          4.15           12
     1998              4,886          1.35          4.29          1.35          4.29           10
     1997 (c)          5,360          1.32*         4.58*         1.32*         4.58*           2
     1997 (d)          5,039          1.54          4.37          1.54          4.37           12
     1996 (e)          1,915          1.64*         4.33*         1.58*         4.39*          17
Class R (11/76)
     1999          2,834,016           .57          4.90           .57          4.90           12
     1998          2,818,442           .60          5.04           .60          5.04           10
     1997 (c)      2,774,648           .57*         5.33*          .57*         5.33*           2
     1997 (d)      2,818,214           .57          5.35           .57          5.35           12
     1996 (d)      2,878,641           .59          5.53           .59          5.53           17
     1995 (d)      2,741,178           .59          5.79           .59          5.79           17
=================================================================================================

*    Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  For the two months ended April 30.

(d)  For the fiscal year ended February 28/29.

(e)  From commencement of class operations as noted through February 28/29.

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                                Investment Operations                 Less Distributions
                           -------------------------------      ------------------------------

                                             Net
INSURED MUNICIPAL BOND                 Realized/
                                      Unrealized
                 Beginning        Net    Invest-                    Net                              Ending
                       Net    Invest-       ment                Invest-                                 Net
Year Ended           Asset       ment       Gain                   ment     Capital                   Asset       Total
April 30,            Value Income (a)     (Loss)     Total       Income       Gains       Total       Value  Return (b)
-----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
   1999             $11.03       $.54     $ .16      $ .70       $(.54)      $(.03)      $(.57)      $11.16       6.43%
   1998              10.66        .54       .41        .95        (.55)       (.03)       (.58)       11.03       9.05
   1997 (c)          10.82        .09      (.16)      (.07)       (.09)          -        (.09)       10.66       (.63)
   1997 (d)          10.97        .56      (.13)       .43        (.54)       (.04)       (.58)       10.82       4.04
   1996 (d)          10.40        .54       .57       1.11        (.54)          -        (.54)       10.97      10.90
   1995 (e)          10.31        .26       .12        .38        (.27)       (.02)       (.29)       10.40       3.84
Class B (2/97)
  1999               11.03        .45       .16        .61        (.45)       (.03)       (.48)       11.16       5.63
  1998               10.67        .46       .39        .85        (.46)       (.03)       (.49)       11.03       8.14
  1997 (c)           10.82        .09      (.16)      (.07)       (.08)          -        (.08)       10.67       (.65)
  1997 (e)           10.80        .04       .02        .06        (.04)          -        (.04)       10.82        .55
Class C (9/94)
  1999               10.92        .47       .16        .63        (.47)       (.03)       (.50)       11.05       5.86
  1998               10.56        .48       .39        .87        (.48)       (.03)       (.51)       10.92       8.39
  1997 (c)           10.72        .08      (.16)      (.08)       (.08)          -        (.08)       10.56       (.73)
  1997 (d)           10.85        .46      (.09)       .37        (.46)       (.04)       (.50)       10.72       3.48
  1996 (d)           10.31        .46       .54       1.00        (.46)          -        (.46)       10.85       9.88
  1995 (e)           10.29        .23       .08        .31        (.27)       (.02)       (.29)       10.31       3.09
Class R (12/86)
  1999               10.98        .56       .15        .71        (.55)       (.03)       (.58)       11.11       6.62
  1998               10.62        .56       .39        .95        (.56)       (.03)       (.59)       10.98       9.17
  1997 (c)           10.78        .09      (.15)      (.06)       (.10)          -        (.10)       10.62       (.60)
  1997 (d)           10.92        .57      (.11)       .46        (.56)       (.04)       (.60)       10.78       4.38
  1996 (d)           10.38        .57       .54       1.11        (.57)          -        (.57)       10.92      10.94
  1995 (d)           10.81        .57      (.40)       .17        (.58)       (.02)       (.60)       10.38       1.85
=======================================================================================================================

                                                    Ratios/Supplemental Data
                      -----------------------------------------------------------------------------------
                                                        Ratio                         Ratio
                                                       of Net                        of Net
                                     Ratio of      Investment       Ratio of     Investment
                                     Expenses          Income       Expenses      Income to
                                   to Average      to Average     to Average        Average
                        Ending     Net Assets      Net Assets     Net Assets     Net Assets
                           Net         Before          Before          After          After     Portfolio
Year Ended              Assets     Reimburse-      Reimburse-     Reimburse-     Reimburse-      Turnover
April 30,                (000)           ment            ment       ment (a)       ment (a)          Rate
---------------------------------------------------------------------------------------------------------
Class A (9/94)
   1999               $109,986           .81%           4.80%           .81%          4.80%            13%
   1998                 90,459           .86            4.91            .86           4.91             40
   1997 (c)             69,291           .84*           5.12*           .84*          5.12*            12
   1997 (d)             68,268           .87            5.07            .87           5.07             35
   1996 (d)             46,943           .92            5.00            .91           5.01             27
   1995 (e)             14,097          1.27*           5.28*          1.00*          5.55*            25
Class B (2/97)
  1999                  13,602          1.56            4.05           1.56           4.05             13
  1998                   4,992          1.61            4.14           1.61           4.14             40
  1997 (c)                 488          1.59*           4.36*          1.59*          4.36*            12
  1997 (e)                 228          1.58*           4.84*          1.58*          4.84*            35
Class C (9/94)
  1999                  10,947          1.36            4.25           1.36           4.25             13
  1998                   8,037          1.41            4.36           1.41           4.36             40
  1997 (c)               5,615          1.39*           4.57*          1.39*          4.57*            12
  1997 (d)               5,448          1.61            4.33           1.61           4.33             35
  1996 (d)               5,151          1.63            4.34           1.63           4.34             27
  1995 (e)               3,979          1.75*           4.83*          1.75*          4.83*            25
Class R (12/86)
  1999                 726,228           .62            5.00            .62           5.00             13
  1998                 727,068           .66            5.12            .66           5.12             40
  1997 (c)             714,622           .64*           5.31*           .64*          5.31*            12
  1997 (d)             732,587           .63            5.31            .63           5.31             35
  1996 (d)             761,936           .63            5.33            .63           5.33             27
  1995 (d)             736,702           .64            5.67            .64           5.67             25
=========================================================================================================

*    Annualized.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  For the two months ended April 30.
(d)  For the fiscal year ended February 28/29.
(e)  From commencement of class operations as noted through February 28/29.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Municipal Trust:

We have audited the accompanying statements of net assets, including the portfolios of investments, of the Nuveen Municipal Bond Fund and Nuveen Insured Municipal Bond Fund (two of the portfolios constituting the Nuveen Flagship Municipal Trust (a Massachusetts business trust)), as of April 30, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Municipal Bond Fund and Nuveen Insured Municipal Bond Fund of the Nuveen Flagship Municipal Trust as of April 30, 1999, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois

June 18, 1999

Building a Better Portfolio
Can Make You a Successful Investor


Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.


Growth
Nuveen Rittenhouse
Growth Fund


Growth and Income
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Dividend and
Growth Fund

Income
Income Fund


Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term


State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.


Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.


Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.


Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.


Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.


MuniPreferred/R/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information




Board of Trustees

Robert R Bremner

Lawrence H. Brown

Anne E. Impellizzeri

Peter R. Sawers

William J. Schneider

Timothy R. Schwertfeger

Judith M. Stockdale


Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274

(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Public
Accountants
Arthur Andersen LLP
Chicago, IL


-----
37

   SERVING
Investors for Generations



Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

   Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


[Photo of John Nuveen, Sr.
appears here]
John Nuveen, Sr.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL. 60606-1286

www.nuveen.com

                                   April 30, 1999   Annual Report
                                                                          NUVEEN
                                                                    Mutual Funds

Nuveen Municipal Bond Funds

[PHOTO APPEARS HERE]

Dependable, tax-free
income to help
you keep more
of what you earn.

All-American
Municipal Bond Fund

Intermediate
Municipal Bond Fund

Limited Term
Municipal Bond Fund

   Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser(SM) for Income Investing

    Contents
 1  Dear Shareholder

 4  Report from the Portfolio Managers

 7  Nuveen Flagship All-American Municipal Bond Fund Highlights

 8  Nuveen Flagship Intermediate Municipal Bond Fund

 9  Nuveen Flagship Limited Term Municipal Bond Fund Highlights

10  Portfolio of Investments

36  Statement of Net Assets

37  Statement of Operations

38  Statement of Changes in Net Assets

39  Notes to Financial Statements

45  Financial Highlights

48  Report of Independent Public Accountants

49  Fund Information

DEAR Shareholder

I would like to take the opportunity to report on the performance of the Nuveen Flagship All-American Municipal Bond Fund, the Nuveen Flagship Intermediate Municipal Bond Fund and the Nuveen Flagship Limited Term Municipal Bond Fund for the fiscal year ended April 30, 1999.

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

"Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures."

The Year in Review.
The past 12 months saw the U.S. economy continue its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades. Much of the current economic growth is propelled by consumer demand, which has helped the U.S. resist the downward pull of weaker overseas markets.

  All indications point to a confident U.S. consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock and job markets. This confidence is reflected in the most recent Consumer Confidence Index report, issued by the Conference Board Inc., which showed a record-setting seventh consecutive month of gains in May.

  On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to send recovery signals.

  Inflation in the U.S. continued to operate at benign levels, with an increase of 2.2% for the 12 months ended April 30, 1999. Despite a spike in consumer prices in April, propelled by rising energy costs (which have subsequently declined), the general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable.

  As Federal Reserve Chairman Alan Greenspan recently stated, one of the key factors in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.

"Municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments."

  On the interest rate front, last fall saw the Federal Reserve ease short-term rates for the first time in almost three years. Between the end of September and mid-November 1998, three successive cuts brought the federal funds rate to 4.75%, averting a potential domestic credit crunch and restoring some stability to global markets. The fed funds rate is the rate that banks charge each other for overnight loans and serves as the basis many financial institutions use for setting interest charges on a variety of products, from mortgage and car loans to credit cards.

  Following the success of these preemptive moves, the Fed indicated that fighting inflation continued to be a top priority by remaining in a proactive mode and responding to April's increased consumer prices with a shift to a tightening bias. By doing this, the Fed signaled its continued support of the market without changing interest rates or fundamentally altering the economy.

  In the months ahead, we will continue to watch for indications from the Fed and other factors that affect the economy's future, including wage and employment statistics, reports on productivity growth, capital equipment spending and the progress of international economic recovery. We believe these key components will influence the outlook for fixed-income markets well into the new millennium.


Municipal Bonds: An Attractive Investment Option.

As interest rates declined over the past year, our municipal bond funds continued to provide bright spots among the various investment options, offering attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. In fact, for the first four months of 1999, municipals outperformed Treasuries.

  The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds from the price decline that occurred in the Treasury market during the first four months of the year.

  While the interest rate on 30-year Treasury bonds rose from 5.10% at the end of December to 5.66% as of April 30, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, gained just three basis points--from 5.26% to 5.29%. Given the inverse relationship between interest rates and bond prices, we saw bond prices fall as rates rose over this period. Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries.

  The differential in performance reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises of the past year. As the financial turmoil subsided, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities, and the decline in demand caused U.S. Treasuries to drop in price.

  At the end of April 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 94%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds--even before the tax advantages of municipal bonds were taken into account. On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

  During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997.

  In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion. In the first four months of 1999, however, as the market settled into a more stable interest rate environment, refunding activity dropped off dramatically. As a result, municipal supply in 1999 has declined by approximately 25% from the levels of a year ago. This, in turn, has enhanced the attractiveness of the municipal bonds that were brought to market, as demand--especially from individual investors--remained relatively strong.

  The strength of the U.S. economy continues to benefit municipal issuers, as higher tax revenues produced improvements in the fundamental health of many municipalities. In 1998, for example, state tax revenues rose by an average of 6.9%. This expanded flow of tax dollars resulted in higher credit ratings for many municipal governments. (Moody's Investors Service, Inc. and Standard & Poor's Corporation issue credit ratings for municipal bonds, representing their opinions as to the quality of the securities.)

The Value of Nuveen Expertise. Nuveen Mutual Funds are a diverse collection of investments featuring an impressive ensemble of highly regarded asset management firms--Premier Advisers/SM/--who direct the investment activities of each portfolio.

  The Premier Advisers are firms that have earned a reputation for excellence in their field of expertise--whether in municipal bonds, blue-chip growth stocks, large-cap value stocks or international securities. They include: Nuveen Investment Advisory Services for income investing, Rittenhouse Financial Services for growth investing, and Institutional Capital Corporation for value investing.

  For more information on our funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227, or download one from www.nuveen.com. Please read the prospectus carefully before you invest or send money. We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security.

  Nuveen Flagship All-American Municipal Bond Fund, Nuveen Flagship Intermediate Municipal Bond Fund and Nuveen Flagship Limited Term Municipal Bond Fund are just three examples of the quality investments that embody Nuveen's income investing expertise--carrying on a tradition established throughout Nuveen's 100-year history. More than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime. We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
June 15, 1999


"...Municipal supply in 1999 has declined... this has enhanced the attractiveness of the municipal bonds that were brought to market."

Report from the Portfolio Managers

Despite troubles in the global financial arena that led investors on a flight to quality, the municipal market did not act out of the ordinary during the fiscal year ended April 30, 1999. Rick Huber, portfolio manager of Nuveen Flagship All-American Municipal Bond Fund and Nuveen Flagship Limited Term Municipal Bond Fund, and Paul Brennan, portfolio manager of Nuveen Flagship Intermediate Municipal Bond Fund, discuss the municipal bond market, as well as their funds' performance and key investment strategies.

Comments cover the fiscal year ended April 30, 1999, and all performance statistics are quoted for Class A shares at net asset value.

What economic factors affected the municipal market May 1, 1998 through April 30, 1999? The major news event of the funds' fiscal year was the foreign markets' financial crises, which caused a surge in the global demand for U.S. Treasury bonds--the world's most liquid and risk-free securities. This phenomenon is commonly referred to as a "flight to quality." However, because municipal bonds are not as attractive to foreign buyers, who generally cannot take advantage of their tax-exempt feature, the big news in `98 had little effect on the municipal market.

  The Federal Reserve Board responded to the global crisis by lowering short-term interest rates three times between late September and early November.

  The Fed cuts succeeded in their objective and by early 1999, investor sentiment improved and the crisis appeared to be over.

  Stronger-than-expected U.S. economic growth led to a dramatic selloff in the Treasury market in February, however, as concerns grew over the potential for inflation, which has been unusually low in recent years. Municipal bonds outperformed Treasury securities during the selloff.

  Municipal issuance was strong during the funds' fiscal year, as issuers took advantage of low interest rates. Because of higher supply and lower demand, municipal bond yields exceeded taxable yields at times, making it a rewarding asset class for investors. More typically, municipals yield about 86% of comparably maturing Treasury bonds.

  As the second quarter of 1999 approached, the foreign economic crises receded further into the background, and the U.S. economy remained buoyant. However, inflation fears became more prevalent as oil prices rebounded and the consumer price index spiked upward, causing yields on most fixed-income securities to rise.


Rick, what can you tell us about Nuveen Flagship All-American Municipal Bond Fund's performance? For the fiscal year ended April 30, 1999, the total return for Class A shares on net asset value was 6.23%, outperforming the 5.78% average total return* of the Lipper General Municipal Bond Peer Group.** The fund ranked 74 out of 258 funds in the category.


Rick, how did Nuveen Flagship Limited Term Municipal Bond Fund perform during its fiscal year? For the one-year period ended April 30, 1999, the total return* for Class A shares on net asset value was 5.57%.


* Total return is the sum of the fund's income and capital gains distributions plus price changes in the underlying bond portfolio.

**The Lipper Peer Group return represents the average annualized returns of the funds in the applicable Lipper National Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

To what do you attribute both funds' performance? The strong relative performance of Nuveen Flagship All-American Municipal Bond Fund was due primarily to our focus on the yield curve, which describes the yield available on bonds at various maturities. We found value in securities that were at a premium and were priced to call options. The benefit to the fund, and therefore to its shareholders, is that these securities produced the greatest amount of coupon return, which translates into price stability and higher distribution yield.

  Also a boost to the All-American Fund's performance during the last part of the fiscal year was our purchase of some industrial-backed municipal bonds, which we bought at attractive prices when much of the market perceived that global economic weakness would bleed into the U.S. economy and hurt this sector. This has not happened, and as a result, industrial-backed municipal bonds have outperformed traditional tax-backed obligations.

  In addition, the fund benefited from refunding activity. One such deal took place in the first quarter of 1999. The Illinois Education Facilities Authority for Columbia College bonds were refunded and are now backed by U.S. government escrow securities. As a result, the bonds have appreciated in price.

  The Limited Term Municipal Bond Fund benefited mainly from values we found in private placements and limited public offerings, bonds that are offered to a smaller group of buyers. Their more private nature involves increased risks, and they therefore generally have offered higher yields than traditional public offerings. Because there is less public information available on private deals, we rely on our capable research team to help mitigate those risks by performing extensive research on each potential issue.

What key strategies did you and your team use in managing the All-American Municipal Bond Fund and the Limited Term Municipal Bond Fund? Our value-investing philosophy of seeking undervalued sectors and bonds proved effective during the year for both funds. For example, in the All-American Fund, we purchased energy bonds when oil prices were particularly weak.


Why was the All-American Municipal Bond Fund's dividend reduced during this period? In order to maintain the fund's long-term objective, we traded some of the fund's existing bonds, which typically had higher coupon rates, as they neared their maturity dates and purchased in their place bonds with later maturity dates.

  Because of current market conditions, namely the lower interest rates, the newer bonds are earning less income for the fund than the older bonds had.

  On the bright side, the new bonds offer better total return potential for the fund.


Paul, what can you tell us about the Intermediate Municipal Bond Fund's performance? The total return for Class A shares on net asset value for the fiscal year ended April 30, 1999 was 6.14%, which exceeded the average total return of 5.83% posted by the Lipper National Intermediate Municipal peer group. The fund ranked 38 out of 134 funds in its peer group.

  During the fiscal year, the intermediate bond sector was more affected by falling interest rates than the long-term sector was since intermediates are more highly correlated to short-term rates, which the Fed cut three times in the fall.

  We attribute the fund's strong performance primarily to our decision to keep the portfolio's average duration longer than that of its peers'. A bond's duration measures its price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive it is to changes in interest rates.

  Virtually all of the bonds in our portfolio make fixed interest payments and their prices rise when interest rates fall due to the inverse relationship of bond prices and interest rates.

  Also a boost to performance was our ability to take advantage of opportunities to purchase a select amount of lower-rated investment-grade bonds with relatively attractive yields. In many instances, these types of issues were only offered to institutional investors like Nuveen. Further, Nuveen's seasoned research staff helps identify the most appropriate opportunities for the fund.

What were your key strategies in managing the Intermediate Municipal Bond Fund? We worked to maintain the maturity structure of the portfolio, which includes many noncallable bonds. The maturities within the portfolio become shorter over time, and as they lose their intermediate-term status, we trade them in for bonds with longer maturities, in the 11-12 year range, in order to maintain the fund's investment objective as an intermediate-term bond fund.

  Much like for the Limited Term and All-American funds, our value-investing philosophy of trying to buy undervalued sectors and individual bonds proved effective during the year. In addition to finding attractively priced lower-rated bonds as I mentioned earlier, we have found value in the transportation, water and sewer and education sectors.

  The fund's weighting in Florida issues primarily reflects the merger of Nuveen Flagship Florida Intermediate Municipal Bond Fund into Nuveen Flagship Intermediate Municipal Bond Fund last fall. We plan to maintain this weighting until we see any change in the Florida municipal market that would create a beneficial selling opportunity.


Why was the Intermediate Municipal Bond Fund's dividend decreased during the period? The combination of low interest rates, trading activity geared to maintain the fund's intermediate-term focus, and new cash flow caused the fund to reduce its dividend slightly. The fund's investment objective is to provide as high a level of current interest income, exempt from regular federal, state and in some cases, local income taxes, as is consistent with preservation of capital. So there are two goals, income as well as total return.

  The small reduction was necessary in keeping with the interests of shareholders' total return investment objectives.


Rick and Paul, what is your outlook for the Nuveen Flagship municipal bond funds? We expect U.S. Treasury rates will remain stable for the rest of 1999, and that municipal bonds will trade in line with Treasuries, closer to their historical levels.

  The economy should continue to grow moderately in a stable manufacturing environment.

  As a result, prices on the lower-quality investment-grade securities should firm up, providing the potential for continued relatively strong performance by the funds.

  We will continue our commitment to enhancing call protection on the funds and keeping each fund true to its specific investment objectives. As always, we will search for pockets of opportunity in the municipal market that will help us maintain the funds' dividends and total returns.

  With the strong economy, municipal bond funds continue to be a wise choice for many investors. Many investors are searching for attractive fixed-income opportunities. With municipals being one of the few tax-free selections left, demand is growing. Supply is expected to be on course at the levels we have seen in 1998. A tight supply and high level on demand will typically provide a stable environment for investments.


         "We will continue our commitment to enhancing call protection on the funds and keeping each fund true to its
                       specific investment objectives."

NUVEEN FLAGSHIP ALL-AMERICAN MUNICIPAL BOND FUND

Highlights as of April 30, 1999


Quick Facts
                               A Shares    B Shares    C Shares    R Shares
NAV                              $11.43     $ 11.44     $ 11.42     $ 11.44
---------------------------------------------------------------------------
April's Dividend                 $0.047     $0.0400     $0.0420     $0.0490
---------------------------------------------------------------------------
Fund Symbol                       FLAAX         N/A       FAACX         N/A
---------------------------------------------------------------------------
CUSIP                         67065Q889   67065Q871   67065Q863   67065Q855
---------------------------------------------------------------------------
Inception Date                    10/88        2/97        6/93        2/97
---------------------------------------------------------------------------

Total Return (Annualized)/2/
                                       A Shares          B Shares    C Shares    R Shares
                                    NAV        Offer        NAV         NAV        NAV
1-Year                             6.23%       1.74%       5.46%       5.69%      6.54%
-----------------------------------------------------------------------------------------
5-Year                             7.70%       6.78%       7.04%       7.13%      7.82%
-----------------------------------------------------------------------------------------
10-Year                            8.48%       8.02%       8.02%       7.89%      8.54%
-----------------------------------------------------------------------------------------
1-Year TER*                        8.56%       3.97%       7.44%       7.77%      8.98%

*   Taxable Equivalent Return (31%)

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Index Comparison/2/

     [LINE CHART APPEARS HERE]

Lehman Brothers Municipal      Nuveen Flagship All-American     Nuveen Flagship All-American
     Bond Index                 Municipal Bond Fund (NAV)       Municipal Bond Fund (Offer)
        $21,803                         $22,578                           $21,630
--------------------------------------------------------------------------------------------
         10,000                          10,000                             9,580
--------------------------------------------------------------------------------------------
         10,720                          10,560                            10,110
--------------------------------------------------------------------------------------------
         11,950                          11,850                            11,350
--------------------------------------------------------------------------------------------
         13,090                          13,180                            12,630
--------------------------------------------------------------------------------------------
         14,740                          15,190                            14,550
--------------------------------------------------------------------------------------------
         15,060                          15,580                            14,930
--------------------------------------------------------------------------------------------
         16,060                          16,540                            15,840
--------------------------------------------------------------------------------------------
         17,340                          17,800                            17,050
--------------------------------------------------------------------------------------------
         18,650                          19,260                            18,460
--------------------------------------------------------------------------------------------
         20,390                          21,250                            20,360
--------------------------------------------------------------------------------------------
         21,803                          22,578                            21,630
--------------------------------------------------------------------------------------------

Monthly Tax-Free Dividends/4/ (Class A Shares)

    [BAR CHART APPEARS HERE]



May                 .049
June                .049
July                .048
August              .048
September           .048
October             .048
November            .048
December            .048
January             .047
February            .047
March               .047
April               .047

* Nuveen Flagship All-American Municipal Bond Fund also paid shareholders capital gains distribution in December of $0.0108 per share.

Past performance is not predictive of future results.

Morningstar Rating/TM 1/

****
Overall rating among 1579
municipal bond funds as
of 4/30/99.


Portfolio Statistics

Fund Net Assets                       $ 427 million
---------------------------------------------------
Effective Maturity                      21.47 years
---------------------------------------------------
Average
Effective Duration                             8.34
---------------------------------------------------

Top Five Sectors**

Utilities                                        20%
---------------------------------------------------
U.S. Guaranteed                                  14%
---------------------------------------------------
Transportation                                   13%
---------------------------------------------------
Health Care                                      13%
---------------------------------------------------
Education & Civic Organizations                   9%
---------------------------------------------------


Bond Credit Quality**

          [PIE CHART APPEARS HERE]

AAA/U.S.
Grtd...33%
AA.....10%
A......13%
BBB/
NR.....44%


**as a percentage of total bond holdings


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

/1/ Morningstar proprietary ratings reflect historical risk-adjusted performance as of 04/30/99. The ratings are subject to change every month. Ratings are for the A share class only; other classes may vary. Past performance is no guarantee of future results. Morningstar ratings are calculated form the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day T-bill returns. All-American received 4 stars for the three-, five-, and 10 year periods. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars and the next 35% receive 3 stars. The funds were rated among 1579, 1151, and 367 funds for the three-, five-, and 10-year periods respectively.

/3/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

  NUVEEN FLAGSHIP INTERMEDIATE MUNICIPAL BOND FUND


Highlights  as of April 30, 1999

Quick Facts
                                           A Shares    C Shares    R Shares
NAV                                          $11.00     $ 11.02     $ 10.99
---------------------------------------------------------------------------
April's Dividend                             $ 0.04     $0.0350     $0.0415
---------------------------------------------------------------------------
Fund Symbol                                   FINTX       FINCX         N/A
---------------------------------------------------------------------------
CUSIP                                     67065Q814   67065Q798   67065Q780
---------------------------------------------------------------------------
Inception Date                                 9/92       12/95        2/97
---------------------------------------------------------------------------

Total Return (Annualized)/1/
                                              A Shares          C Shares    R Shares
                                           NAV        Offer        NAV         NAV

1-Year                                    6.14%       2.93%       5.66%       6.42%
------------------------------------------------------------------------------------
5-Year                                    6.84%       6.19%       6.29%       6.90%
------------------------------------------------------------------------------------
Since Inception                           7.08%       6.59%       6.52%       7.13%
------------------------------------------------------------------------------------
1-Year TER*                               8.24%       4.96%       7.50%       8.60%

*   Taxable Equivalent Return (31%)
/1/ Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Index Comparison/2/


     [LINE CHART APPEARS HERE]


                           Nuveen Flagship           Nuveen Flagship
Lehman Brothers 7-year  Intermediate Municipal   Intermediate Municipal
 Municipal Bond Index      Bond Fund (NAV)          Bond Fund (Offer)
    $15,036               $15,693                    $15,223
----------------------  ----------------------   ----------------------
     10,000                10,000                      9,700
     10,550                10,920                     10,600
     10,880                11,280                     10,940
     11,520                11,810                     11,460
     12,390                12,720                     12,340
     13,050                13,570                     13,160
     14,080                14,790                     14,340
     15,036                15,693                     15,223

Monthly Tax-Free Dividends (Class A Shares)/3/

     [BAR CHART APPEARS HERE]

          May            .042
          June           .042
          July           .042
          August         .042
          September      .0422
          October        .042
          November       .042
          December       .042
          January        .040
          February       .040
          March          .040
          April          .040

/3/ The fund also paid shareholders capital gains distributions in December of $0.0442 per share.

Past performance is not predictive of future results.

Portfolio Statistics

Fund Net Assets                                    $62 million
--------------------------------------------------------------
Effective Maturity                                 9.06  years
--------------------------------------------------------------
Average
Effective Duration                                        7.16
--------------------------------------------------------------

Top Five Sectors**

Health Care                                                 20%
--------------------------------------------------------------
Transportation                                              16%
--------------------------------------------------------------
Tax Obligation (Limited)                                    14%
--------------------------------------------------------------
Tax Obligation (General)                                    12%
--------------------------------------------------------------
Utilities                                                   11%
--------------------------------------------------------------

[PIE CHART APPEARS HERE]

Bond Credit Quality**

AAA/U.S.
Grtd...........36%
AA..............6%
A..............17%
BBB/
NR.............41%


**as a percentage of total bond holdings


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

/2/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers 7-Year Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (3%) and all ongoing fund expenses.

NUVEEN FLAGSHIP LIMITED TERM MUNICIPAL BOND FUND
Highlights as of April 30, 1999


--------------------------------------------------------------------
Quick Facts
--------------------------------------------------------------------
                                  A Shares     C Shares     R Shares
NAV                                $ 10.89      $ 10.87      $ 10.87
--------------------------------------------------------------------
April's Dividend                   $0.0405      $0.0375      $0.0425
--------------------------------------------------------------------
Fund Symbol                          FLTDX        FLTCX          N/A
--------------------------------------------------------------------
CUSIP                            67065Q848    67065Q830    67065Q822
--------------------------------------------------------------------
Inception Date                       10/87        12/95         2/97
--------------------------------------------------------------------


--------------------------------------------------------------------
Total Return (Annualized)/2/
--------------------------------------------------------------------
                                  A Shares     C Shares     R Shares
                               NAV    Offer       NAV          NAV
1-Year                        5.57%   2.90%      5.13%        5.81%
--------------------------------------------------------------------
5-Year                        5.41%   4.88%      5.04%        5.47%
--------------------------------------------------------------------
10-Year                       6.52%   6.26%      6.18%        6.55%
--------------------------------------------------------------------
1-Year TER*                   7.70%   4.98%      7.11%        8.05%

*    Taxable Equivalent Return (31%)
/2/ Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.


---------------------------------------
Index Comparison/3/
---------------------------------------

[LINE CHART APPEARS HERE]

                           Nuveen Flagship           Nuveen Flagship
Lehman Brothers 5-Year    Limt'd Municipal          Limt'd Municipal
 Municipal Bond Index      Bond Fund (NAV)          Bond Fund (Offer)
       $19,724                  $18,812                    $18,341
----------------------  ----------------------   ----------------------
        10,000                   10,000                      9,750
        10,740                   10,700                     10,430
        11,950                   11,650                     11,360
        12,970                   12,680                     12,360
        14,280                   14,010                     13,660
        14,710                   14,460                     14,100
        15,510                   15,040                     14,660
        16,580                   15,940                     15,540
        17,350                   16,700                     16,290
        18,520                   17,820                     17,370
        19,724                   18,812                     18,341


----------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/4/
----------------------------------------------

[BAR CHART APPEARS HERE]



May            .0425
June           .0425
July           .0425
August         .0425
September      .0425
October        .0425
November       .0425
December       .0425
January        .0405
February       .0405
March          .0405
April          .0405


/4/ Nuveen Flagship Limited Term Municipal Bond Fund also paid shareholders net ordinary income distributions in December of $0.00008.

Past performance is not predictive of future results.


---------------------------------------
Morningstar Rating/TM/ /1/
---------------------------------------
****
Overall rating among 1579
municipal bond funds as
of 4/30/99.


---------------------------------------
Portfolio Statistics
---------------------------------------

Fund Net Assets            $545 million
---------------------------------------
Effective Maturity           4.97 years
---------------------------------------
Average
Effective Duration                 4.61
---------------------------------------


---------------------------------------
Top Five Sectors**
---------------------------------------

Utilities                           22%
---------------------------------------
Health Care                         17%
---------------------------------------
Education & Civic Organizations     13%
---------------------------------------
U.S. Guaranteed                      9%
---------------------------------------
Tax Obligation (Limited)             9%
---------------------------------------


---------------------------------------
Bond Credit Quality**
---------------------------------------

[PIE CHART APPEARS HERE]

AAA/U.S.
Grtd...37%

AA......6%

A......23%

BBB/
NR.....34%


**as a percentage of total bond holdings


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

/1/ Morningstar proprietary ratings reflect historical risk-adjusted performance as of 04/30/99. The ratings are subject to change every month. Ratings are for the A share class only; other classes may vary. Past performance is no guarantee of future results. Morningstar ratings are calculated form the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day T-bill returns. Limited-Term received 3 stars, 4 stars, 5 stars for the three-, five-, and 10-year periods respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars and the next 35% receive 3 stars. The funds were rated among 1579, 1151, and 367 funds for the three-, five-, and 10-year periods respectively.

/3/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers 5-Year Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (2.50%) and all ongoing fund expenses.

                         Portfolio of Investments
                         Nuveen Flagship All-American Municipal Bond Fund April 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Alabama - 0.9%

$    25,000    Alabama Housing Finance Authority, Single Family Mortgage                     4/04 at 102         Aaa      $  26,940
                 Revenue Bonds (Collateralized Home Mortgage Revenue Bond
                 Program), 1994 Series A-1 Bonds, 6.600%, 4/01/19

    200,000    Alabama State Docks Department, Docks Facilities Revenue Bonds,              10/06 at 102         AAA        219,466
                 Series 1996, 6.100%, 10/01/13 (Alternative Minimum Tax)

    100,000    Alabama State Docks Department, Docks Facilities Revenue Bonds,              10/07 at 102         AAA        102,319
                 Series 1997, 5.375%, 10/01/17 (Alternative Minimum Tax)

     50,000    Alabama Public School and College Authority, Refunding Bonds,                No Opt. Call          AA         53,530
                 Series 1993A, 6.000%, 8/01/02

    400,000    The Utilities Board of the City of Bayou La Batre (Alabama),                  3/07 at 102          AA        420,672
                 Water and Sewer Revenue Refunding and Improvement Bonds,
                 Series 1997, 5.750%, 3/01/27

    150,000    The Special Care Facilities Financing Authority of the City of                6/07 at 102         AAA        155,697
                 Birmingham, Children's Hospital, Health Care Facility
                 Revenue Bonds, Series 1997, 5.500%, 6/01/22

    200,000    The Special Care Facilities Financing Authority of the City of                8/05 at 102         AAA        212,930
                 Birmingham, Carraway Revenue Bonds, Series 1995A (Carraway
                 Methodist Health Systems), 5.875%, 8/15/15

    150,000    The Private Educational Building Authority of the City of                     6/06 at 102          A3        159,207
                 Birmingham (Alabama), Birmingham - Southern College Tuition
                 Revenue Bonds, Series 1996, 6.000%, 12/01/21

    150,000    Clarke-Mobile Counties Gas District (Alabama), Gas Revenue                   12/06 at 102         AAA        158,501
                 Bonds, Series 1996, 5.600%, 12/01/17

    100,000    The Colbert County-Northwest Alabama Health Care Authority,                   6/05 at 102         AAA        106,887
                 Health Care Facilities Revenue Bonds, Series 1995
                 (Helen Keller Hospital), 5.750%, 6/01/15

    100,000    The Industrial Development Board of the Town of Courtland                     9/05 at 102        Baa1        107,310
                 (Alabama), Solid Waste Disposal Revenue Bonds (Champion
                 International Corporation Project), Series 1995A, 6.500%,
                 9/01/25 (Alternative Minimum Tax)

     90,000    City of Huntsville, Alabama, Electric System Revenue Warrants,               12/03 at 102          AA         99,146
                 Series 1994, 6.100%, 12/01/10

     25,000    The Health Care Authority of the City of Huntsville (Alabama),                6/04 at 102         AAA         28,351
                 Health Care Facilities Revenue Bonds, Series 1992-B, 6.500%,
                 6/01/13 (Pre-refunded to 6/01/04)

    100,000    The Huntsville-Madison County Airport Authority, Airport Revenue              1/07 at 102         AAA        101,429
                 Bonds, Series 1997, 5.400%, 7/01/19 (Alternative Minimum Tax)

    100,000    Jefferson County (Alabama), Sewer Revenue Refunding Warrants,                 2/07 at 101         AAA        105,209
                 Series 1997-A, 5.625%, 2/01/22

    100,000    Jefferson County (Alabama), Sewer Revenue Warrants, Series                    2/07 at 101         AAA        106,955
                 1997-D, 5.750%, 2/01/27

    100,000    The Health Care Authority of Lauderdale County and the City of                7/06 at 102         AAA        105,643
                 Florence (Alabama), Revenue Refunding Bonds, Series 1996
                 (Eliza Coffee Memorial Hospital), 5.750%, 7/01/19

    180,000    City of Mobile (Alabama), General Obligation Refunding Warrants,              2/06 at 102         AAA        192,733
                 Series 1996, 5.750%, 2/15/16

    200,000    Northport Alabama, WTS, Series A, 5.700%, 3/01/21                             3/06 at 102         AAA        212,780

    500,000    The Industrial Development Board of the City of Phoenix City                  4/08 at 102          A-        486,140
                 (Alabama), Environmental Improvement Revenue Refunding Bonds
                 (Mead Coated Board Project), Series 1998A, 5.300%, 4/01/27
                 (Alternative Minimum Tax)

    125,000    Prichard, Alabama, Waterworks and Sewer Board, Water and Sewer               11/04 at 102         AAA        138,605
                 Revenue Refunding, 6.125%, 11/15/14

    250,000    The Industrial Development Board of the City of Tallassee,                    8/06 at 102       A1***        281,688
                 Alabama, Industrial Revenue Bonds, Dow-United Technologies
                 Composite Products, Series 1996-A, 6.100%, 8/01/14
                 (Pre-refunded to 8/01/06)

    200,000    Troy State University (Alabama), Special Limited Obligation                   6/07 at 103         AAA        213,144
                 Revenue Bonds (Troy City University/City of Troy Project),
                 Series 1997, 5.650%, 6/01/27

    110,000    University of South Alabama, University Tuition Revenue                       5/06 at 102         AAA        110,993
                 Refunding and Capital Improvement Bonds, Series 1996,
                 5.000%, 11/15/15

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Alaska - 1.2%

$ 5,000,000    Alaska Industrial Development and Export Authority, Revolving                 4/08 at 101         AAA     $4,942,700
                 Fund Refunding Bonds, Series 1998A, 5.250%, 4/01/23
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Arizona - 1.2%

  2,500,000    The Industrial Development Authority of the County of Maricopa                7/08 at 101           A      2,420,100
                 (Arizona), Health Facility Revenue Bonds (Catholic Healthcare
                 West Project), 1998 Series A, 5.000%, 7/01/21

  2,500,000    The Industrial Development Authority of the County of Yavapai                 6/07 at 101         AA-      2,566,425
                 (Arizona), Industrial Development Revenue Bonds, 1998 Series
                 (Citizens Utilities Company Project), 5.450%, 6/01/33
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               California - 9.4%

  5,000,000    California Health Facilities Financing Authority, Insured                     7/07 at 102         AAA      5,281,100
                 Refunding Revenue Bonds (Pomona Valley Hospital Medical Center),
                 1997 Series A, 5.625%, 7/01/19

  2,000,000    California Pollution Control Financing Authority, Pollution                  No Opt. Call         A-1      2,242,180
                 Control Refunding Revenue Bonds (San Diego Gas and Electric Company),
                 1996 Series A, 5.900%, 6/01/14

  5,000,000    California Statewide Communities Development Authority, Special              10/07 at 102        Baa3      5,156,300
                 Facilities Lease Revenue Bonds, 1997 Series A, 5.700%, 10/01/33
                 (Alternative Minimum Tax)

  7,500,000    California Statewide Communities Development Authority,                       4/09 at 101         BBB      7,361,025
                 Certificates of Participation, The Internext Group, 5.375%, 4/01/30

  8,000,000    Contra Costa Home Mortgage Finance Authority, California, 1984               No Opt. Call         AAA      3,223,040
                 Home Mortgage Revenue Bonds, 0.000%, 9/01/17

  2,000,000    Foothill/Eastern Transportation Corridor Agency, California,                 No Opt. Call        BBB-      1,576,160
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/05

  7,000,000    Long Beach Aquarium of the Pacific Revenue Bonds (Aquarium of                 7/05 at 102         BBB      7,385,420
                 the Pacific Project), 1995 Series A, 6.125%, 7/01/23

  4,000,000    Regional Airports Improvement Corporation, Facilities Sublease                5/06 at 102        BBB-      4,318,320
                 Refunding Revenue Bonds, Issue of 1996, Delta Air Lines, Inc.
                 (Los Angeles International Airport), 6.350%, 11/01/25

               Sacramento Cogeneration Authority, Cogeneration Project Revenue Bonds
               (Procter & Gamble Project), 1995 Series:
    500,000      6.200%, 7/01/06                                                             7/05 at 102        BBB-        552,365
  1,000,000      6.500%, 7/01/21 (Pre-refunded to 7/01/05)                                   7/05 at 102      N/R***      1,153,160

  2,000,000    Taft Public Financing Authority, Lease Revenue Bonds, 1997                    1/07 at 101          A2      2,119,060
                 Series A (Community Correctional Facility Acquisition Project),
                 6.050%, 1/01/17
------------------------------------------------------------------------------------------------------------------------------------
               Colorado - 4.3%

               E-470 Public Highway Authority, Capital Improvement Trust Fund Highway
               Revenue Bonds (E-470 Project), Senior Bonds:
  6,000,000      0.000%, 8/31/05                                                            No Opt. Call         Aaa      4,619,880
  2,000,000      6.950%, 8/31/20 (Pre-refunded to 8/31/05)                                   8/05 at 103         Aaa      2,376,880

 11,800,000    Colorado Health Facilities Authority, Retirement Facilities                  No Opt. Call         Aaa      3,399,226
                 (Liberty Heights), 0.000%, 7/15/22

  5,000,000    City and County of Denver, Colorado, Airport System Revenue Bonds,           11/07 at 101         AAA      5,066,550
                 Series 1997E, 5.250%, 11/15/23

  2,500,000    Hyland Hills Park and Recreation District, Adams County, Colorado            12/06 at 101         N/R      2,709,625
                 Special Revenue Refunding and Improvement Bonds, Series 1996A,
                 6.750%, 12/15/15
------------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 2.0%

  2,500,00 0   State of Connecticut Health and Educational Facilities Authority,             7/07 at 102         BBB      2,440,350
                 Revenue Bonds, Hospital for Special Care Issue,
                 Series B, 5.500%, 7/01/27

  2,000,000    State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AAA      2,349,560
                 Revenue Bonds, Nursing Home Program Issue, Series 1994,
                 AHF/Hartford, Inc. Project, 7.125% 11/01/14

  3,305,000    State of Connecticut Health and Educational Facilities Authority,            No Opt. Call         AAA      3,550,099
                 Revenue Bonds, Trinity College Issue, Series F, 5.500%, 7/01/21

                    Portfolio of Investments
                    Nuveen Flagship All-American Municipal Bond Fund (continued) April 30, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Delaware - 0.4%

$ 1,750,000    Delaware Economic Development Authority, First Mortgage Revenue              D5/07 at 102         BBB    $ 1,841,473
                 Bonds (Peninsula United Methodist Homes, Inc. Issue), Series 1997A,
                 6.300%, 5/01/22
-----------------------------------------------------------------------------------------------------------------------------------
               District of Columbia-0.4%

  1,480,000    District of Columbia, University Revenue Bonds (Georgetown University        10/99 at 102          A2      1,514,217
                 Issue), Series 1990B, 7.150%, 4/01/21
-----------------------------------------------------------------------------------------------------------------------------------
               Florida - 1.9%

  1,000,000    Town of Lady Lake, Florida, Industrial Development Revenue Bonds              7/00 at 102      N/R***      1,088,360
                 (Sunbelt Utilities, Inc. Project), Series 1990, 9.625%, 7/01/15
                 (Alternative Minimum Tax) to  (Pre-refunded 7/01/00)

  1,945,000    Nassau County, Florida (GF/Amelia Island Properties, Inc. Project),           1/03 at 103         N/R      2,211,757
                 ICF/MR Revenue Bonds, Series 1993A, 9.750%, 1/01/23

  1,750,000    Polk County Industrial Development Authority (Florida), Solid Waste          12/06 at 102        A-1+      1,864,170
                 Disposal Facility Revenue Bonds (Tampa Electric Company Project),
                 Series 1996, 5.850%, 12/01/30 (Alternative Minimum Tax)

  1,965,000    Sanford Airport Authority (Florida), Industrial Development Revenue           5/06 at 102         N/R      2,091,428
                 Bonds (Central Florida Terminals Inc. Project), Series 1995A,
                 7.500%, 5/01/10 (Alternative Minimum Tax)

    645,000    Sanford Airport Authority (Florida), Industrial Development Revenue           5/07 at 102         N/R        673,909
                 Bonds (Central Florida Terminals Inc. Project), Series 1997C,
                 7.500%, 5/01/21
-----------------------------------------------------------------------------------------------------------------------------------
               Georgia - 1.2%

  2,000,000    Brunswick and Glynn County Development Authority, Revenue Refunding           3/08 at 102        Baa2      1,997,340
                 Bonds, Series 1998 (Georgia Pacific Corporation Project),
                 5.550%, 3/01/26 (Alternative Minimum Tax)

  2,000,000    Municipal Electric Authority of Georgia, General Power Revenue               No Opt. Call           A      2,128,460
                 Bonds, 1993C Series, 5.700%, 1/01/19

  1,000,000    Municipal Electric Authority of Georgia, Project One Special Obligation      No Opt. Call          A+      1,167,440
                 Bonds, Fifth Crossover Series Y, 6.500%, 1/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 6.9%

  7,400,000    Chicago School Reform Board of Trustees of the Board of Education            No Opt. Call         AAA      1,305,730
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1999A, 0.000%, 12/01/31

  1,750,000    City of Chicago, Illinois, Gas Supply Revenue Bonds, 1990 Series A            5/00 at 102         AA-      1,858,290
                 (The People's Gas Light and Coke Company Project), 8.100%, 5/01/20
                 (Alternative Minimum Tax)

  1,000,000    City of Chicago, Illinois, Gas Supply Refunding Revenue Bonds, 1995           6/05 at 102         AA-      1,083,670
                 Series A (The People's Gas Light and Coke Company Project),
                 6.100%, 6/01/25

  2,000,000    Public Building Commission of Chicago, Illinois, Building Revenue            No Opt. Call        AAA-      2,075,880
                 Refunding Bonds, Series B of 1999 (Chicago School Reform Board of
                 Trustees of the Board of Education of the City of Chicago, Illinois),
                 5.250%, 12/01/18

  2,000,000    Illinois Development Finance Authority (The Presbyterian Home Lake            9/06 at 102         AA-      2,207,180
                 Forest Place Project), Revenue Bonds, Series 1996B, 6.300%, 9/01/22

  3,750,000    Illinois Educational Facilities Authority, Revenue Refunding Bonds,           7/01 at 102       A1***      4,088,100
                 Loyola University of Chicago, Series 1991-A, 7.125%, 7/01/21
                 (Pre-refunded to 7/01/01)

               Illinois Educational Facilities Authority, Revenue Refunding Bonds,
                 Columbia College, Series 1992:
  2,815,000      6.875%, 12/01/17 (Pre-refunded to 12/01/04)                                12/04 at 100      N/R***      3,209,635
  1,185,000      6.875%, 12/01/17                                                           12/04 at 100         BBB      1,297,196

  2,000,000    Illinois Health Facilities Authority, Revenue Refunding Bonds,                8/06 at 102         N/R      2,174,400
                 Series 1995A (Fairview Obligated Group), 7.125%, 8/15/17

  6,000,000    Illinois Health Facilities Authority, Revenue Refunding Bonds,                2/07 at 102           A-     6,123,240
                 Series 1996B (Sarah Bush Lincoln Health Center), 5.750%, 2/15/22

  4,000,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1997A             8/07 at 101           A-     4,029,640
                 (Victory Health Service), 5.750%, 8/15/27
------------------------------------------------------------------------------------------------------------------------------------

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 4.7%

$ 2,000,000    City of Goshen, Indiana, Revenue Refunding Bonds, Series 1998                 8/08 at 101         N/R   $  1,933,880
                 (Greencroft Obligated Group), 5.750%, 8/15/28

  1,750,000    Indiana Health Facility Financing Authority, Hospital Revenue Bonds,          8/00 at 102      N/R***      1,886,063
                 Series 1990 (Hancock Memorial Hospital Project), 8.300%, 8/15/20
                 (Pre-refunded to 8/15/00)

  4,000,000    The Trustees of Indiana University, Indiana University Student Fee Bonds,    No Opt. Call         AAA      2,226,240
                 Series K, 0.000%, 8/01/11

  2,000,000    Indianapolis Airport Authority, Special Facilities Revenue Bonds,             7/04 at 102         BBB      2,231,480
                 Series 1994 (Federal Express Corporation Project), 7.100%, 1/15/17
                 (Alternative Minimum Tax)

  4,000,000    Indianapolis Airport Authority, Specialty Facility Revenue Bonds,            11/05 at 102        Baa2      4,333,000
                 Series 1995A (United Airlines, Inc., Indianapolis Maintenance Center
                 Project), 6.500%, 11/15/31 (Alternative Minimum Tax)

  5,450,000    City of Indianapolis, Indiana, Economic Development Revenue                   7/06 at 102         BBB      5,765,446
                 Bonds (Willowbrook Apartments Project), Senior Series 1996A,
                 6.500%, 7/01/26

    500,000    Hospital Authority of Monroe County (Indiana), Hospital Revenue Bonds,        5/02 at 101         AAA        547,410
                 Series 1992 (Bloomington Hospital Project), 6.700%, 5/01/12
                 (Pre-refunded to 5/01/02)

  1,000,000    Rockport Pollution Control (Indiana Michigan Power Company),                  3/01 at 102        Baa2      1,063,420
                 7.600%, 3/01/16

-----------------------------------------------------------------------------------------------------------------------------------
               Kentucky - 5.8%

  5,000,000    City of Ashland, Kentucky, Sewage and Solid Waste Revenue Bonds,              2/05 at 102        Baa1      5,616,050
                 Series 1995 (Ashland Inc. Project), 7.125%, 2/01/22
                 (Alternative Minimum Tax)

  5,000,000    County of Henderson, Kentucky, Solid Waste Disposal Revenue Bonds             3/05 at 102        Baa2      5,355,050
                 (MacMillan Bloedel Project), Series 1995, 7.000%, 3/01/25
                 (Alternative Minimum Tax)

  4,500,000    Jefferson County, Kentucky, Capital Projects Corporation, Lease              No Opt. Call          A+      2,331,180
                 Revenue Bonds, Series 1992A, 0.000%, 8/15/12

  2,000,000    Kentucky Economic Development Finance Authority, Hospital System              4/08 at 102         BBB      2,023,180
                 Refunding and Improvement Revenue Bonds, Series 1997 (Appalachian
                 Regional Healthcare, Inc. Project), 5.875%, 10/01/22

  5,000,000    Louisville and Jefferson County Metropolitan Sewer District (Commonwealth    11/04 at 102         AAA      5,791,450
                 of Kentucky), Sewer and Drainage System Revenue Bonds, Series 1994A,
                 6.750%, 5/15/25

  3,500,000    Pendleton County, Kentucky, County Lease Revenue Bonds, Kentucky              3/03 at 102           A      3,719,240
                 Associated Counties Leasing Trust Program, Series 1993-A,
                 6.500%, 3/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 0.5%

  2,000,000    City of New Orleans Audubon Park Commission, Aquarium Revenue Bonds,          4/02 at 102      N/R***      2,264,900
                 Series 1992, 8.000%, 4/01/12 (Pre-refunded to 4/01/02)
-----------------------------------------------------------------------------------------------------------------------------------
               Maryland - 1.1%

  2,500,000    Community Development Administration, Maryland Department of Housing and      3/09 at 101         Aa2      2,496,050
                 Community Development, Residential Revenue Bonds, 1998 Series D,
                 5.250%, 9/01/29 (Alternative Minimum Tax)

  2,000,000    Maryland Energy Financing Administration, Limited Obligation Solid Waste     12/06 at 102           A      2,181,400
                 Disposal Revenue Bonds (Wheelabrator Water Technologies Baltimore L.L.C.
                 Projects), 1996 Series, 6.450%, 12/01/16 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 4.2%

  5,000,000    Massachusetts Bay Transportation Authority, General Transportation System     3/07 at 101          AA      4,833,000
                 Bonds, 1998 Series B, 5.000%, 3/01/28

  3,000,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/09 at 101          AA      2,929,770
                 Partners HealthCare System Issue, Series B, 5.125%, 7/01/19

  2,000,000    Massachusetts Port Authority, Revenue Bonds, Series 1997-B,                   7/07 at 101          AA      2,013,860
                 5.375%, 7/01/27 (Alternative Minimum Tax)

  3,000,000    Massachusetts Industrial Finance Agency, Resource Recovery Revenue           12/08 at 102         BBB      3,006,180
                 Refunding Bonds (Ogden Haverhill Project), Series 1998A, 5.600%,
                 12/01/19 (Alternative Minimum Tax)

  5,000,000    Massachusetts Housing Finance Authority, Single Family Housing Revenue        6/08 at 101         AAA      5,081,500
                 Bonds, Series 59, 5.500%, 12/01/30 (Alternative Minimum Tax)

               Portfolio of Investments

               April 30, 1999


   Principal                                                                            Optional Call                         Market
      Amount     Description                                                              Provisions*     Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                 Michigan - 2.0%

$  2,000,000     Michigan State Hospital Finance Authority, Hospital Revenue and         10/08 at 101           BBB     $  1,955,580
                   Refunding Bonds (Genesys Regional Medical Center Obligated
                   Group), Series 1998A, 5.500%, 10/01/18

   5,000,000     Michigan State Hospital Finance Authority, Hospital Revenue              8/08 at 101          BBB-        4,570,800
                   Bonds (The Detroit Medical Center Obligated Group),
                   Series 1998A, 5.250%, 8/15/23

   2,000,000     Pontiac, Michigan, Hospital Finance Authority, Hospital Revenue          8/03 at 102          BBB-        2,030,980
                   Refunding (Nomc Obligation Group), 6.000%, 8/01/13
------------------------------------------------------------------------------------------------------------------------------------
                 Mississippi - 0.5%

   2,000,000     Claiborne County, Mississippi, Pollution Control Revenue                 5/00 at 102           BBB        2,088,940
                   Refunding Bonds (System Energy Resources, Inc. Project),
                   Series 1995, 7.300%, 5/01/25
------------------------------------------------------------------------------------------------------------------------------------
                 Missouri - 0.7%

   3,000,000     Missouri State Development Finance Board, Solid Waste Disposal          No Opt. Call            AA        2,988,540
                   Revenue Bonds (Procter & Gamble Paper Products Company
                   Project), Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                 New Hampshire - 0.3%

     700,000     New Hampshire Higher Educational and Health Facilities                   7/99 at 100            A-          702,135
                   Authority, Hospital Revenue Bonds, Catholic Medical Center
                   Issue, Series 1989, 6.000%, 7/01/17

     600,000     New Hampshire Higher Educational and Health Facilities                  1/01 at 102             A-          630,672
                   Authority, Hospital Revenue Bonds, St. Joseph Hospital
                   Issue, Series 1991, 7.500%, 1/01/16
------------------------------------------------------------------------------------------------------------------------------------
                 New Jersey - 1.1%

     425,000     The Essex County Improvement Authority (Essex County, New               4/04 at 102           BBB+          462,825
                   Jersey), City of Newark General Obligation Lease Revenue Bonds,
                   Series 1994, 6.600%, 4/01/14

   2,400,000     New Jersey Economic Development Authority, Electric Energy              6/02 at 102            N/R        2,586,696
                   Facility Revenue Bonds (Vineland Cogeneration Limited Partnership
                   Project), Series 1992, 7.875%, 6/01/19 (Alternative Minimum Tax)

   1,375,000     New Jersey Economic Development Authority, Insured Revenue Bonds        5/05 at 102            AAA        1,554,836
                   (Educational Testing Service Issue), Series 1995B, 6.125%,
                   5/15/15 (Pre-refunded to 5/15/05)
------------------------------------------------------------------------------------------------------------------------------------
                 New York - 13.4%

   1,900,000     The City of New York, General Obligation Bonds, Fiscal 1992         2/02 at 101 1/2             A-        2,098,835
                   Series B, 7.500%, 2/01/09

                 The City of New York, General Obligation Bonds, Fiscal 1992
                 Series D:
     685,000       7.500%, 2/01/17 (Pre-refunded to 2/01/02)                         2/02 at 101 1/2            Aaa          762,816
     750,000       7.500%, 2/01/18 (Pre-refunded to 2/01/02)                         2/02 at 101 1/2            Aaa          835,200

                 The City of New York, General Obligation Bonds, Fiscal 1997
                 Series I:
   1,490,000       6.250%, 4/15/27 (Pre-refunded to 4/15/07)                             4/07 at 101          A-***        1,704,947
   1,510,000       6.250%, 4/15/27                                                       4/07 at 101             A-        1,667,418

   1,750,000     New York City Housing Development Corporation, Multi-Unit               6/01 at 102            AAA        1,885,888
                   Mortgage Refunding Bonds (FHA-Insured Mortgage Loans),
                   1991 Series A, 7.350%, 6/01/19

   3,000,000     New York City Industrial Development Agency, Special Facility           8/07 at 102           Baa1        3,029,880
                   Revenue Bonds (1990 American Airlines, Inc. Project), 5.400%,
                   7/01/20 (Alternative Minimum Tax)

   5,500,000     New York City Industrial Development Agency, Special Facility          12/08 at 102              A        5,439,775
                   Revenue Bonds, Series 1998 (British Airways PLC Project),
                   5.250%, 12/01/32 (Alternative Minimum Tax)

   1,480,000     Dormitory Authority of the State of New York, City University          No Opt. Call            BBB+       1,607,117
                   System Consolidated Second General Resolution Revenue Bonds,
                   Series 1993A, 5.750%, 7/01/18

   2,500,000     Dormitory Authority of the State of New York, Department of             7/05 at 102             AAA       2,887,925
                   Health of the State of New York Revenue Bonds, Series 1995,
                   6.625%, 7/01/24 (Pre-refunded to 7/01/05)

   3,200,000     Dormitory Authority of the State of New York, Upstate Community        No Opt. Call            BBB+       3,064,896
                   Colleges Revenue Bonds, Series 1999A, 5.000%, 7/01/28

   3,000,000     New York State Energy Research and Development Authority,              11/08 at 102             AAA       2,997,840
                   Pollution Control Revenue Refunding Bonds (Niagara Mohawk
                   Power Corporation Project), Series 1998A, 5.150%, 11/01/25

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               New York (continued)

$ 3,000,000    New York State Housing Finance Agency, Service Contract                       9/05 at 102        BBB+     $3,322,860
                 Obligation Revenue Bonds, 1995 Series A, 6.375%, 9/15/15

  1,385,000    State of New York Mortgage Agency, Homeowner Mortgage Revenue                 4/01 at 102         Aa2      1,449,666
                 Bonds, 1991 Series UU, 7.750%, 10/01/23 (Alternative Minimum Tax)

  5,500,000    New York State Urban Development Corporation, State Facilities               No Opt. Call        BBB+      5,924,875
                 Revenue Bonds, 1995 Refunding Series, 5.700%, 4/01/20

  1,500,000    New York State Urban Development Corporation, Project Revenue                No Opt. Call        BBB+      1,597,275
                 Bonds (Center for Industrial Innovation), 1995 Refunding Series,
                 5.500%, 1/01/13

  2,125,000    New York State Urban Development Corporation, Project Revenue                No Opt. Call        BBB+      2,236,393
                 Bonds (University Facilities Grants), 1995 Refunding Series,
                 5.500%, 1/01/19

  7,500,000    The Port Authority of New York and New Jersey, Special Project               10/06 at 102         N/R      8,294,025
                 Bonds, Series 4, KIAC Partners Project, 6.750%, 10/01/19
                 (Alternative Minimum Tax)

               Suffolk County Industrial Development Agency (New York), 1998
               Industrial Development Revenue Bonds (Nissequogue Cogen Partners
               Facility):
  1,800,000      5.300%, 1/01/13 (Alternative Minimum Tax)                                   1/09 at 101         N/R      1,800,630
  4,500,000      5.500%, 1/01/23 (Alternative Minimum Tax)                                   1/09 at 101         N/R      4,523,490
------------------------------------------------------------------------------------------------------------------------------------
               North Carolina - 0.7%

  1,400,000    The Martin County Industrial Facilities and Pollution Control                11/05 at 102           A      1,457,638
                 Financing Authority (North Carolina), Solid Waste Disposal Revenue
                 Bonds, Series 1995 (Weyerhaeuser Company Project), 6.000%, 11/01/25
                 (Alternative Minimum Tax)

  1,299,276    Woodfin Treatment Facility, Inc. (North Carolina), Proportionate             12/03 at 102         N/R      1,356,223
                 Interest Certificates, 6.750%, 12/01/13
------------------------------------------------------------------------------------------------------------------------------------
               North Dakota - 0.1%

    345,000    State of North Dakota (North Dakota Housing Finance Agency),                  7/99 at 103         Aa2        356,109
                 Single Family Mortgage Program Bonds, 1989 Series B, 8.000%, 7/01/13
------------------------------------------------------------------------------------------------------------------------------------
               Ohio - 8.0%

  2,000,000    City of Cleveland, Ohio, Airport System Revenue Bonds, Series                 1/08 at 101         AAA      1,959,300
                 1997A, 5.125%, 1/01/27 (Alternative Minimum Tax)

  1,400,000    Cleveland, Ohio, Public Power System Revenue Bonds, 7.000%, 11/15/17         11/01 at 102         AAA      1,529,080

  1,350,000    County of Columbiana, Ohio, County Jail Facilities Construction              12/04 at 102          AA      1,563,125
                 Bonds (General Obligation -- Unlimited Tax), 6.700%, 12/01/24

  1,000,000    County of Cuyahoga, Ohio, Health Care Facilities Revenue Bonds,               6/00 at 100         N/R      1,043,760
                 Series 1990 (Altenheim Project), 9.280%, 6/01/15

  3,000,000    County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia                     8/05 at 102         AAA      3,423,240
                 Health System), Series 1995, 6.250%, 8/15/24 (Pre-refunded to 8/15/05)

  4,000,000    County of Cuyahoga, Ohio, Hospital Revenue Bonds, Series 1999B                7/09 at 101         AA-      3,892,680
                 (Cleveland Clinic Health System Obligated Group), 5.125%, 1/01/29

  1,000,000    County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds,                  2/03 at 102         AA-      1,071,480
                 Series 1993, Health Cleveland, Inc. (Fairview General Hospital Project),
                 6.300%, 8/15/15

  2,350,000    City of Garfield Heights, Ohio, Hospital Improvement and Refunding           11/02 at 102      AA-***      2,621,167
                 Revenue Bonds, Series 1992B (Marymount Hospital Project), 6.700%,
                 11/15/15 (Pre-refunded to 11/15/02)

  1,500,000    County of Lucas, Ohio Hospital Facilities Revenue Bonds, Series A 1991       12/01 at 102      N/R***      1,689,240
                 (Flower Memorial Hospital), 8.125%, 12/01/11 (Pre-refunded to 12/01/01)

  3,500,000    County of Miami, Ohio, Hospital Facilities Revenue Refunding and              5/06 at 102         BBB      3,701,740
                 Improvement Bonds, Series 1996A (Upper Valley Medical Center),
                 6.375%, 5/15/26

  3,000,000    Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,              9/08 at 102         AAA      3,012,900
                 1997 Series B (Mortgage-Backed Securities Program), 5.400%, 9/01/29
                 (Alternative Minimum Tax)

  2,750,000    State of Ohio, Ohio Air Quality Development Authority, Air Quality            9/05 at 102          A+      2,928,860
                 Development Revenue Refunding Bonds, 1995 Series (The Dayton Power
                 and Light Company Project), 6.100%, 9/01/30

         Portfolio of Investments
         Nuveen Flagship All-American Municipal Bond Fund (continued) April 30, 1999

  Principal                                                                                Optional Call                      Market
     Amount    Description                                                                   Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Ohio (continued)

$ 1,750,000    State of Ohio (Ohio Higher Educational Facility Commission),                 12/03 at 102         AAA     $ 1,963,728
                 Higher Educational Facility Mortgage Revenue Bonds (University
                 of Dayton 1992 Project), 6.600%, 12/01/17

  3,500,000    County of Shelby, Ohio, Hospital Facilities Revenue Refunding                 9/02 at 102      N/R***       3,974,145
                 and Improvement Bonds, Series 1992 (The Shelby County Memorial
                 Hospital Association), 7.700%, 9/01/18 (Pre-refunded to 9/01/02)
------------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 1.9%

               Edmond Economic Development Authority (Oklahoma), Student
               Housing Revenue Bonds (Collegiate Housing Foundation - Edmond Project),
               Series 1998A:

  2,000,000      5.375%, 12/01/19                                                           12/08 at 102        Baa3       1,946,500

  3,250,000      5.500%, 12/01/28                                                           12/08 at 102        Baa3       3,159,683

  2,750,000    Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds                  6/05 at 102        Baa2       2,904,138
                 Series 1995 (American Airlines), 6.250%, 6/01/20
------------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 3.4%

  2,500,000    Allegheny County Higher Education Building Authority                          2/06 at 102        Baa3       2,701,125
                 (Commonwealth of Pennsylvania), College Revenue Bonds, Series A
                 of 1996 (Robert Morris College), 6.400%, 2/15/14

  3,000,000    Beaver County Industrial Development Authority, Pennsylvania,                 6/08 at 102         AAA       3,014,790
                 Exempt Facilities Revenue Bonds, 1998 Series A (Shippingport
                 Project), 5.375%, 6/01/28 (Alternative Minimum Tax)

  1,500,000    Clarion County Hospital Authority, Hospital Revenue Refunding                 7/99 at 102         N/R       1,541,565
                 Bonds, Series 1989 (Clarion Hospital
                 Project), 8.100%, 7/01/12

  1,000,000    Delaware County Industrial Development Authority, Pollution                   4/01 at 102         AAA       1,080,450
                 Control Revenue Refunding Bonds, 1991
                 Series A (Philadelphia Electric Company Project), 7.375%,
                 4/01/21

    500,000    Falls Township Hospital Authority, Refunding Revenue Bonds,                   8/02 at 102         AAA         531,465
                 The Delaware Valley Medical Center Project (FHA-Insured Mortgage),
                 Series 1992, 7.000%, 8/01/22

  1,000,000    Latrobe Industrial Development Authority (Commonwealth of                     5/04 at 102         AAA       1,145,620
                 Pennsylvania), College Revenue Bonds
                 (Saint Vincent College Project), Series 1994, 6.750%, 5/01/24
                 (Pre-refunded to 5/01/04)

  3,000,000    Philadelphia Authority for Industrial Development, Airport                    7/08 at 101         AAA       2,875,950
                 Revenue Bonds, Series 1998A
                 (Philadelphia Airport System Project), 5.000%, 7/01/23
                 (Alternative Minimum Tax)

  1,700,000    City of Philadelphia, Pennsylvania Gas Works Revenue Bonds,                   7/03 at 102         BBB       1,857,930
                 Fourteenth Series, 6.375%, 7/01/26 Puerto Rico  0.1%
------------------------------------------------------------------------------------------------------------------------------------
               Puerto Rico - 0.1%

    100,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1994             7/04 at 101 1/2         AAA         113,717
                 (General Obligation Bonds), 6.500%, 7/01/23

    100,000    Puerto Rico Public Buildings Authority, Revenue Refunding                    No Opt. Call           A         106,577
                 Bonds, Series L, Guaranteed by the Commonwealth of Puerto Rico,
                 5.500%, 7/01/21

    165,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,                    7/04 at 102     BBB+***         187,018
               Series 1994-T, 6.375%, 7/01/24 (Pre-refunded to 7/01/04)

     70,000    Puerto Rico Industrial, Tourist, Educational, Medical and                 8/05 at 101 1/2         AAA          76,045
                 Environmental Control Facilities Financing Authority,
                 Hospital Revenue Refunding Bonds, 1995 Series A,
                 FHA-Insured Mortgage (Pila Hospital Project), 5.875%, 8/01/12
------------------------------------------------------------------------------------------------------------------------------------
               South Carolina - 3.4%

               Berkeley County School District, Certificates of Participation:
    250,000      6.250%, 2/01/12 (Pre-refunded to 2/01/04)                                   2/04 at 102         AAA         279,813
  2,225,000      6.300%, 2/01/16 (Pre-refunded to 2/01/04)                                   2/04 at 102         AAA       2,490,977

               Charleston County, South Carolina, Charleston Public
               Facilities Corporation, Certificates of Participation, Series 1994B:

    240,000      6.875%, 6/01/14 (Pre-refunded to 6/01/04)                                   6/04 at 102         AAA         277,008
     10,000      6.875%, 6/01/14                                                             6/04 at 102         AAA          11,331

  1,245,000    Charleston County, South Carolina, Revenue Bonds, Series 1999A               No Opt. Call         AAA       1,270,747
                 (CareAlliance Health Services), 5.125%, 8/15/16


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               South Carolina (continued)

 $  400,000    Board of Trustees of Coastal Carolina University, South Carolina,             6/04 at 102         AAA   $    453,936
                 Revenue Bonds, Series 1994, 6.800%, 6/01/19

    500,000    Darlington County, South Carolina, Industrial Development Revenue             4/06 at 102           A        529,515
                 Bonds (Sonoco Products Company Project), Series 1996, 6.000%,
                 4/01/26 (Alternative Minimum Tax)

    200,000    Greenville Hospital System Board of Trustees, Hospital Facilities            No Opt. Call         Aa3        225,682
                 Revenue Bonds (South Carolina), Series 1990, 6.000%, 5/01/20

    300,000    City of Greenville, South Carolina, Waterworks System Revenue                 2/07 at 102         Aa1        309,687
                 Bonds, Series 1997, 5.500%, 2/01/22

    250,000    Greenwood County, South Carolina, Hospital Facilities Revenue                10/03 at 102         AAA        263,345
                 Bonds (Self Memorial Hospital), Series 1993, 5.875%, 10/01/17

    300,000    Horry County, South Carolina, Airport Revenue Bonds, Series                   7/07 at 102         AAA        314,973
                 1997A, 5.700%, 7/01/27 (Alternative Minimum Tax)

    500,000    Lexington, South Carolina, Water and Sewer Revenue, 5.500%,                   4/07 at 102          AA        512,070
                4/01/29

  1,405,000    Piedmont Municipal Power Agency (South Carolina), Electric                    1/09 at 101        Baa2      1,373,359
                 Revenue Bonds, 1999A Refunding Series, 5.250%, 1/01/15

    250,000    South Carolina Jobs - Economic Development Authority, Hospital                11/05 at 102         AAA        265,793
                 Revenue Bonds (Tuomey Regional Medical Center), Series A 1995,
                 5.750%, 11/01/15

    300,000    South Carolina Regional Housing Development Corporation No. 1,                7/02 at 102          Aa        317,055
                 Multifamily Revenue Refunding, Redwood Village Apartments,
                 Series A, 6.625%, 7/01/17

    500,000    South Carolina State Education Assistance Authority, Guaranteed               9/04 at 101           A        528,980
                Student Loan Revenue and Refunding Bonds, 1994 Series, 6.300%,
                9/01/08 (Alternative Minimum Tax)

    250,000    South Carolina State Housing Authority, Homeownership Mortgage                7/04 at 102          AA        266,335
                 Purchase, Series A, 6.150%, 7/01/08

    250,000    South Carolina State Housing Finance and Development Authority,               5/06 at 102         Aa2        266,208
                 Mortgage Revenue Bonds, Series 1996A, 6.350%, 7/01/25
                 (Alternative Minimum Tax)

  1,000,000    South Carolina Housing Finance and Development Authority,                     6/05 at 102        BBB+      1,071,940
                 Multifamily Housing Mortgage Revenue Bonds (United Dominion -
                 Hunting Ridge Apartments Project), Series 1995, 6.750%, 6/01/25
                 (Alternative Minimum Tax) (Mandatory put 6/01/10)

  1,250,000    South Carolina Housing Finance and Development Authority,                    12/05 at 102         AA-      1,306,300
                 Multifamily Housing Revenue Refunding Bonds (Runaway Bay
                 Apartments Project), Series 1995, 6.125%, 12/01/15

    250,000    Spartanburg, South Carolina, Sanitation Sewer District Sewer                  6/07 at 101         AAA        260,418
                 System Revenue Improvement, 5.500%, 6/01/20

  2,000,000    York County, South Carolina, Water and Sewer System Revenue                  12/03 at 102         N/R      2,028,140
                 Bonds, Series 1995, 6.500%, 12/01/25
-----------------------------------------------------------------------------------------------------------------------------------
               South Dakota - 0.6%

  2,500,000    Education Loans Incorporated (South Dakota), Tax Exempt Fixed Rate            6/08 at 102          A2      2,521,025
                 Student Loan Asset-Backed Callable Notes, Subordinate Series
                 1998-1K, 5.600%, 6/01/20
-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee -  2.1%

  2,925,000    The Health and Educational Facilities Board of the Metropolitan               2/08 at 102          AA      2,997,540
                 Government of Nashville and Davidson County, Tennessee,
                 Multi-Modal Interchangeable Rate, Health Facility Revenue Bonds
                 (Richland Place, Inc. Project), Series 1993, 5.500%, 5/01/23

  2,125,000    The Health, Educational and Housing Facility Board of the County              8/07 at 105      N/R***      2,946,483
                 of Shelby, Tennessee, ICF/MR Revenue Bonds (Open Arms
                 Developmental Centers), Series 1992A, 9.750%, 8/01/19
                 (Pre-refunded to 8/01/07)

  1,380,000    Industrial Development Board of the City of South Fulton,                    10/05 at 102          A3      1,485,694
                 Tennessee, Inc., Industrial Development Revenue Bonds (Tyson
                 Foods, Inc. Project), Series 1995, 6.350%, 10/01/15 (Alternative
                 Minimum Tax)

  1,500,000    Wilson County, Tennessee, Series 1994, Certificates of                        6/04 at 102       A2***      1,679,355
                 Participation (Wilson County Educational Facilities Corporation),
                 6.250%, 6/30/15 (Pre-refunded to 6/30/04)
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 12.1%

  7,000,000    Alliance Airport Authority, Inc., Special Facilities Revenue                  4/06 at 102         BBB      7,551,530
                 Bonds, Series 1996 (Federal Express Corporation Project), 6.375%,
                 4/01/21 (Alternative Minimum Tax)

  5,000,000    Brazos River Authority (Texas), Pollution Control Revenue                     4/08 at 102        Baa1      4,947,850
                 Refunding Bonds (Texas Utilities Electric Company Project),
                 Series 1995C, 5.550%, 6/01/30 (Alternative Minimum Tax)

               Portfolio of Investments
               Nuveen Flagship All-American Municipal Bond Fund (continued) April 30, 1999

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)
$  7,000,000   Brazos River Authority (Texas), Pollution Control Revenue                     5/08 at 102         AAA   $  7,153,300
                 Refunding Bonds (Texas Utilities Electric Company Project),
                 Series 1998A, 5.550%, 5/01/33 (Alternative Minimum Tax)

   6,000,000   Brazos River Authority (Texas), Revenue Refunding Bonds (Houston             No Opt. Call         AAA      5,966,879
                 Lighting and Power Company Project), Series 1998, 5.050%,
                 11/01/18 (Alternative Minimum Tax)

   6,000,000   Brazos River Authority (Texas), Revenue Refunding Bonds (Reliant              4/09 at 101        BBB+      6,004,919
                 Energy, Incorporated Project), Series 1999A, 5.375%, 4/01/19

   2,000,000   Dallas-Fort Worth International Airport Facility Improvement                 11/02 at 102        Baa2      2,189,119
                 Corporation, American Airlines, Inc. Revenue Bonds, Series 1992,
                 7.250%, 11/01/30 (Alternative Minimum Tax)

   8,400,000   Gulf Coast Waste Disposal Authority (Texas), Waste Disposal                   4/09 at 101        BBB-      8,397,059
                 Revenue Bonds (Valero Energy Corporation Project), Series 1999,
                 5.700%, 4/01/32 (Alternative Minimum Tax)

   2,500,000   Lower Neches Valley Authority, Industrial Development Corporation             3/08 at 101          AA      2,572,649
                 (Texas), Refunding Revenue Bonds, Series 1998 (Mobil Oil Refining
                 Corporation Project), 5.550%, 3/01/33

   2,000,000   North Central Texas Health Facilities Development Corporation,                2/06 at 102         BBB      2,120,500
                 Health Facilities Development Revenue Bonds (C.C. Young Memorial
                 Home Project), Series 1996, 6.375%, 2/15/20

   2,895,000   Port of Bay City Authority of Matagorda County (Texas), Revenue               5/06 at 102          A+      3,151,293
                 Bonds (Hoechst Celanese Corporation Project), Series 1996, 6.500%,
                 5/01/26 (Alternative Minimum Tax)

   2,000,000   City of San Antonio (Texas), Electric and Gas Systems Revenue                 2/09 at 100         Aa1      1,842,000
                 Refunding Bonds, New Series 1998A, 4.500%, 2/01/21
------------------------------------------------------------------------------------------------------------------------------------
               Utah - 0.5%

   2,000,000   Carbon County, Utah, Solid Waste Disposal Refunding Revenue Bonds             2/05 at 102         BBB      2,246,700
                 (Laidlaw Inc./ECDC Environmental, L.C. Project), 1995 Series A,
                  7.500%, 2/01/10 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Virginia - 0.9%

   2,000,000   Industrial Development Authority of the County of Hanover                    No Opt. Call         AAA      2,350,019
                 (Virginia), Hospital Revenue Bonds, Series 1995 (Memorial
                 Regional Medical Center Project at Hanover Medical Park)
                 (Guaranteed by Bon Secours Health System Obligated Group),
                 6.375%, 8/15/18

   1,250,000   Southeastern Public Service Authority of Virginia, Senior Revenue             7/03 at 102          A-      1,300,424
                 Bonds, Series 1993 (Regional Solid Waste System), 6.000%, 7/01/13
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               West Virginia - 0.1%

     500,000   Mason County, West Virginia, Pollution Control Revenue Bonds                  1/00 at 102        Baa1        519,184
                 (Appalachian Power Company Project), Series G, 7.400%, 1/01/14
------------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 0.2%

     825,000   Village of Fall Creek, Wisconsin, Municipal Nursing Home Mortgage             7/99 at 100         N/R        830,032
               Revenue Bonds, Series 1989, 9.875%, 7/01/19
-----------------------------------------------------------------------------------------------------------------------------------
$425,474,276   Total Investments - (cost $392,942,990) - 98.2%                                                          419,264,973
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.8%                                                                       7,550,982
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $426,815,955
               =====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.
______
18

                                Portfolio of Investments
                                Nuveen Flagship Intermediate Municipal Bond Fund April 30, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Arizona - 0.3%

 $  205,000    The Industrial Development Authority of the County of Pima, Single Family     5/07 at 102         AAA     $  215,078
                 Mortgage Revenue Refunding Bonds, Series 1997B, 5.850%, 5/01/09
                 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               California - 3.9%

    555,000    La Mirada Redevelopment Agency (California), Community Facilities District   No Opt. Call         N/R        566,855
                 No. 89-1 (Civic Theatre Project), 1998 Refunding Special Tax Bonds
                 (Tax Increment Contribution), 5.200%, 10/01/06

  1,000,000    Sacramento Cogeneration Authority, Cogeneration Project Revenue Bonds         7/05 at 102        BBB-      1,104,730
                 (Procter & Gamble Project), 1995 Series, 6.200%, 7/01/06

    770,000    Washington Township (California), Health Care District Revenue Bonds,         7/08 at 101          A2        767,513
                 Series 1999, 5.000%, 7/01/11 (WI)

-----------------------------------------------------------------------------------------------------------------------------------
               Colorado - 6.7%

  2,300,000    Public Highway Authority, Capital Improvement Trust Fund,                8/05 at 95 29/32         Aaa      1,698,711
                 Highway Revenue Bonds (E-470 Project), Arapahoe County,
                 Colorado, Senior Bonds, 0.000%, 8/31/06
                 (Pre-refunded to 8/31/05)

  1,000,000    Aurora Centretech Metropolitan District, Arapahoe County, Colorado,          12/06 at 102          A+      1,000,760
                 General Obligation Refunding Bonds, Series 1998C, 4.875%, 12/01/28
                 (Mandatory put 12/01/08)


    500,000    Colorado Health Facilities Authority, Revenue Bonds, Series 1995             12/05 at 102          A-        550,450
                 (Covenant Retirement Communities Inc.), 6.200%, 12/01/07

    900,000    Eagle County Air Terminal Corporation, Airport Terminal Project              No Opt. Call         N/R        950,013
                 Revenue Bonds, Series 1996, 6.750%, 5/01/06
                 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 0.6%

    335,000    Eastern Connecticut Resource Recovery Authority, Solid Waste                  1/03 at 102        BBB+        344,571
                 Revenue Bonds (Wheelbrator Lisbon Project), Series 1993A,
                 5.150%, 1/01/05 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Delaware - 0.9%

    500,000    Delaware Economic Development Authority, First Mortgage Revenue Bonds         5/07 at 102         BBB        545,140
                 (Peninsula United Methodist Homes, Inc. Issue), Series 1997A,
                 6.100%, 5/01/10

-----------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 0.3%

    205,000    District of Columbia, University Revenue Bonds (American University          10/06 at 101         AAA        218,006
                 Issue), Series 1996, 5.375%, 10/01/08

-----------------------------------------------------------------------------------------------------------------------------------
               Florida - 18.5%

    200,000    Alachua County Health Facilities Authority, Florida, Health Facilities       12/06 at 102         AAA        216,140
                 Revenue Bonds, Series 1996A (Shands Teaching Hospital and Clinics,
                 Inc. Project), 5.300%, 12/01/08

    485,000    City of Auburndale, Florida, Water and Sewer Revenue Bonds, Series 1995,     12/05 at 102         AAA        523,538
                 5.375%, 12/01/08

    300,000    Brevard County Housing Finance Authority, Florida, Multi-Family Housing       2/06 at 101         AAA        339,045
                 Revenue Refunding Bonds (Windover Oaks and Windover Health Club
                 Apartments Projects), Series 1996A, 6.900%, 2/01/27
                 (Mandatory put 2/01/07)

    200,000    The School District of Dade County, Florida, General Obligation               7/06 at 101         AAA        203,536
                 Refunding School Bonds, Series 1996, 4.500%, 7/15/08

    500,000    Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995,          No Opt. Call         AAA        575,955
                 6.200%, 10/01/10

    335,000    Dade County, Florida, Special Obligation and Refunding Bonds,            10/08 at 98 7/32         AAA        211,414
                 Series 1996B, 0.000%, 10/01/09

    500,000    Duval County School District, Florida, General Obligation Refunding           8/02 at 102         AAA        532,815
                 Bonds, Series 1992, 6.300%, 8/01/08

    160,000    Escambia County Housing Finance Authority, Florida, Single Family             4/07 at 102         Aaa        167,275
                 Mortgage Revenue Bonds, Series 1997A (Multi-County Program),
                 5.500%, 4/01/08 (Alternative Minimum Tax)


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                    Provision*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Florida (continued)

$   200,000    Escambia County, Florida, Pollution Control Refunding Revenue Bonds          11/02 at 102        Baa1     $  218,184
                 (Champion International Project), Series 1992, 6.950%, 11/01/07

    180,000    Florida Housing Finance Agency, Single Family Mortgage Revenue               No Opt. Call         AAA        186,982
                 Refunding Bonds, Series 1995A, 6.000%, 1/01/04 (Alternative
                 Minimum Tax)

    325,000    Florida Ports Financing Commission, Revenue Bonds (State Transportation      No Opt. Call         AAA        340,275
                 Trust Fund), Series 1996, 5.000%, 6/01/07 (Alternative Minimum Tax)

    500,000    State of Florida, Full Faith and Credit, Broward County Expressway           No Opt. Call         AA+        700,600
                 Authority, Series of 1984, 9.875%, 7/01/09

    200,000    Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds,        No Opt. Call         AAA        219,220
                 City of Orlando, Florida, Series 1997, 5.750%, 10/01/10 (Alternative
                 Minimum Tax)

    405,000    Gulf Breeze Local Government Loan Program Bonds, Remarketed Series           12/06 at 101         AAA        436,100
                 1985-B, 5.600%, 12/01/15 (Mandatory put 12/01/07)

    145,000    School District of Gulf County, Florida, Sales Tax Revenue Bonds,             6/07 at 101          AA        153,104
                 Series 1997, 5.200%, 6/01/08

    200,000    Halifax Hospital Medical Center (Daytona Beach, Florida), Health             No Opt. Call           A        200,356
                 Care Facilities Revenue Bonds (Halifax Management System,
                 Inc. Project), 1998 Series A, 4.600%, 4/01/08

    200,000    Hillsborough County Aviation Authority, Florida, Tampa International         10/06 at 101         AAA        219,106
                 Airport Revenue Refunding Bonds, Series 1997 A, 5.750%, 10/01/07
                 (Alternative Minimum Tax)

    200,000    Hillsborough County, Florida, Capital Improvement Program Refunding           8/06 at 102         AAA        208,098
                 Revenue Bonds, Series 1996, 4.800%, 8/01/08

    150,000    Indian Trace Community Development District (Broward County, Florida),        5/05 at 102         AAA        162,434
                 Water Management Special Benefit Refunding Bonds, Series 1995A,
                 5.500%, 5/01/06

    165,000    Jacksonville Health Facilities Authority, Florida, Tax Exempt Industrial     No Opt. Call        Baa1        177,375
                 Development Revenue Bonds (National Benevolent Association - Cypress
                 Village Florida Project), Series 1996A, 5.850%, 12/01/06

    400,000    Lee County, Florida, Capital Revenue Refunding Bonds, Series A, 5.750%,      No Opt. Call         AAA        446,148
                 10/01/11

    250,000    Hospital Board of Directors of Lee County, Florida, Hospital Revenue          4/07 at 102         AAA        269,975
                 Bonds (Lee Memorial Health System), Fixed Rate Hospital Revenue
                 Bonds, 1997 Series A, 5.400%, 4/01/09

    250,000    Lee County, Florida, Industrial Development Authority, Utilities Revenue     11/06 at 101         AAA        269,903
                 Refunding Bonds, Bonita Springs Utilities Project, 5.450%, 11/01/07
                 (Alternative Minimum Tax)

    200,000    Leesburg, Florida, Hospital Revenue Refunding, Leesburg Regional Medical      7/06 at 102          A-        214,424
                 Center, Project A, 5.600%, 7/01/08

    290,000    Levy County, Florida, School Board Certificates of Participation, 5.500%,     7/05 at 102          AA        313,113
                 7/01/06

    125,000    Lynn Haven, Florida, Special Project Revenue, 5.250%, 10/01/05               No Opt. Call         AAA        132,206
                  (Alternative Minimum Tax)

    250,000    Martin County, Florida, Special Assessment Bonds, Series 1995 (Tropical       No Opt. Call         A2        269,368
                Farms Water and Sewer Special Assessment District), 5.600%, 11/01/05

    300,000    Orange County Housing Finance Authority, Single Family Mortgage Revenue       9/07 at 102         AAA        311,070
                 Bonds (GNMA and Fannie Mae Mortgage Backed Securities Program), Series
                 1997B, 5.400%, 9/01/09 (Alternative Minimum Tax)

    375,000    Pasco County, Florida, Solid Waste Disposal and Resource Recovery System      4/07 at 101         AAA        394,478
                 Revenue, Series B, 5.250%, 4/01/09 (Alternative Minimum Tax)

    100,000    Pembroke Pines, Florida, Special Assessment No. 94-1, 5.750%, 11/01/05       No Opt. Call          A3        107,475

    200,000    Pensacola, Florida, Airport Revenue, Series B, 5.400%, 10/01/07              No Opt. Call         AAA        214,564
                 B, 5.400%, 10/01/07 (Alternative Minimum Tax)

    500,000    Housing Finance Authority of Polk County, Florida, Multifamily Housing        7/05 at 101         AAA        522,420
                 Revenue Bonds (Winter Oaks Apartments Project), Series 1997A, 5.250%,
                 7/01/22 (Mandatory put 7/01/07)

  1,000,000    Sanford Airport Authority, Florida, Industrial Development Revenue Bonds     No Opt. Call         N/R      1,058,820
                 (Central Florida Terminals Inc. Project), Series 1995A, 7.500%, 5/01/06
                 (Alternative Minimum Tax)

    250,000    Sanford Airport Authority, Florida, Industrial Development Revenue Bonds     No Opt. Call         N/R        266,845
                 (Central Florida Terminals Inc. Project), Series 1997C, 6.750%, 5/01/05


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                    Provision*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Florida (continued)

$  200,000     Sarasota County, Florida, Health Facilities Authority, Health                No Opt. Call         N/R     $  208,764
                 Facilities Revenue Refunding Bonds, Series 1995 (Sunnyside
                 Properties Project), 5.500%, 5/15/05

   200,000     Sarasota-Manatee Airport Authority, Airport System Revenue Refunding          8/06 at 102         AAA        215,234
                 Bonds, Series 1996, 5.250%, 8/01/08

   250,000     City of Tampa, Florida, Health System Revenue Bonds, Catholic Health         No Opt. Call         AAA        270,255
                 East Issue, Series 1998A-1, 5.500%, 11/15/12
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 7.0%

   500,000     City of Chicago, Chicago-O'Hare International Airport, Special               No Opt. Call        Baa2        506,410
                 Facilities Revenue Refunding Bonds (United Airlines, Inc. Project),
                 Series 1999B, 5.200%, 4/01/11 (Alternative Minimum Tax)

 1,000,000     Illinois Development Finance Authority, Adjustable Rate Solid                No Opt. Call         Aa2      1,000,010
                 Waste Disposal Revenue Bonds (Waste Management, Inc. Project),
                 Series 1997, 5.050%, 1/01/10 (Alternative Minimum Tax)

   225,000     Illinois Development Finance Authority, Economic Development                  8/08 at 100        Baa2        228,942
                 Revenue Bonds, Series 1998 (The Latin School of Chicago Project),
                 5.250%, 8/01/09

 1,000,000     Illinois Health Facilities Authority, Revenue Bonds,  Series 1996            No Opt. Call         BBB      1,068,250
                 (Mercy Hospital and Medical Center Project), 6.000%, 1/01/06

               Illinois Health Facilities Authority, Revenue Bonds, Series 1998
                 (Centegra Health System):
   500,000       5.500%, 9/01/09                                                             9/08 at 101          A-        522,210
   500,000       5.500%, 9/01/10                                                             9/08 at 101          A-        521,620

   500,000     Illinois Health Facilities Authority, Revenue Bonds (Victory Health           8/07 at 101          A-        538,145
                 Service), Series 1997A, 5.750%, 8/15/08
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 1.7%

   500,000     Indiana Bond Bank Special Program Bonds, Series 1997 B (Hendricks             2/07 at 102         AA-        539,325
                 County Redevelopment Authority, Pittboro Project), 5.750%, 2/01/08

   495,000     Indiana Health Facility Financing Authority, Hospital Revenue Bonds          No Opt. Call         AA+        508,276
                 (Charity Obligated Group - Daughters of Charity National Health
                 System), Series 1997D, 5.000%, 11/01/26 (Mandatory put 11/01/07)
-----------------------------------------------------------------------------------------------------------------------------------
               Kansas - 0.7%

   420,000     Lenexa, Kansas, Multifamily Housing Revenue Refunding Bonds (Barrington       2/03 at 102          AA        445,032
                 Park Apartments Project), Series 1993A, 6.200%, 2/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 2.1%

 2,000,000     Jefferson Sales Tax District, Parish of Jefferson, State of Louisiana,       No Opt. Call         AAA      1,041,600
                 Special Sales Tax Revenue and Refunding Bonds, Series 1998, 0.000%,
                 12/01/12

   265,000     Louisiana Public Facilities Authority, Student Loan Revenue Bonds, Series     9/02 at 102         Aaa        284,136
                 1992A-2, 6.600%, 3/01/03 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Maryland - 0.9%

   500,000     Maryland Health and Higher Educational Facilities Authority, Refunding        1/07 at 102          A-        541,995
                 Revenue Bonds, Pickersgill Issue, Series 1997A, 5.750%, 1/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 1.7%

 1,000,000     Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/08 at 101           A      1,032,810
                 Massachusetts Eye and Ear Infirmary Issue, Series B, 5.250%, 7/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 5.5%

 1,000,000     Michigan State Hospital Finance Authority, Hospital Revenue Refunding        No Opt. Call         BBB      1,062,930
                 Bonds (Gratiot Community Hospital, Alma, Michigan), Series 1995, 6.100%,
                 10/01/07

 1,000,000     Michigan State Hospital Finance Authority, Hospital Revenue and Refunding    No Opt. Call         BBB      1,051,810
                 Bonds (Genesys Regional Medical Center Obligated Group,) Series 1998A,
                 5.500%, 10/01/08

   215,000     Michigan Strategic Fund, Limited Obligation Revenue Bonds (Clark             No Opt. Call        BBB+        213,127
                 Retirement Community Inc. Project), Series 1998, 4.900%, 6/01/08

                    Portfolio of Investments
                    Nuveen Flagship Intermediate Municipal Bond Fund (continued) April 30, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                    Provision*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Michigan (continued)

$ 1,000,000    County of Monroe, Michigan, Pollution Control Revenue Bonds (The             No Opt. Call         AAA     $1,100,330
                 Detroit Edison Company Project), Series A-1994, 6.350%, 12/01/04
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Minnesota - 1.6%

  1,000,000    Housing and Redevelopment Authority of the City of Saint Paul,               No Opt. Call        BBB+      1,011,080
                 Minnesota, Health Care Revenue Bonds (Regions Hospital Project),
                 Series 1998, 5.000%, 5/15/09
-----------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.8%

    500,000    Perry County (Mississippi), Pollution Control Refunding Revenue               3/12 at 100        Baa2        499,500
                 Bonds (Leaf River Forest Project), Series 1999, 5.200%, 10/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Missouri - 2.7%

  1,000,000    The Industrial Development Authority of the City of Kansas City,             11/08 at 102         N/R        978,350
                 Missouri, Retirement Facility, Refunding and Improvement Revenue
                 Bonds, Series 1998A (Kingswood Project), 5.375%, 11/15/09

    300,000    Health and Educational Facilities Authority of the State of                   2/07 at 102         N/R        317,937
                 Missouri, Health Facilities Revenue Bonds (Lutheran Senior Services),
                 Series 1997, 5.550%, 2/01/09

    350,000    The Industrial Development Authority of the City of St. Louis,               12/02 at 102         N/R        375,939
                 Missouri, Industrial Revenue Refunding Bonds (Kiel Center Multipurpose
                 Arena Project), Series 1992, 7.625%, 12/01/09 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 3.2%

  1,000,000    American Public Energy Agency, Gas Supply Revenue Bonds (Nebraska Public     No Opt. Call         AAA        980,170
                 Gas Agency - Western A Project), 1999 Series A, 4.375%, 6/01/10

  1,000,000    Energy America (Nebraska), Natural Gas Revenue Note (Metropolitan            No Opt. Call         N/R      1,008,960
                 Utility District Project), Series 1997B, 5.700%, 7/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 1.7%

    500,000    New Jersey Economic Development Authority, Insured Revenue Bonds             No Opt. Call         AAA        535,595
                 (Educational Testing Service Issue), Series 1995B, 5.500%, 5/15/05

    500,000    New Jersey Educational Facilities Authority, Revenue Bonds,                  No Opt. Call         BBB        508,800
                 Saint Peters College Issue, 1998 Series B, 5.000%, 7/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               New Mexico - 0.1%

     80,000    New Mexico Educational Assistance Foundation,  Student Loan                  No Opt. Call         Aaa         85,750
                 Revenue Bonds, Senior 1992 Series One-A, 6.300%, 12/01/02
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 10.5%

    500,000    Albany Housing Authority, City of Albany, New York, Limited                  10/05 at 102        Baa1        520,600
                 Obligation Bonds, Series 1995, 5.700%, 10/01/06

    275,000    The City of New York, General Obligation Bonds, Fiscal 1997               8/06 at 101 1/2          A-        308,737
                 Series A, Fixed Rate Tax-Exempt Bonds, 6.250%, 8/01/08

    200,000    The City of New York, General Obligation Bonds, Fiscal 1996                  No Opt. Call          A-        217,252
                 Series G, 5.750%, 2/01/06

    500,000    The City of New York, General Obligation Bonds, Fiscal 1997               8/06 at 101 1/2          A-        545,620
                 Series B, 5.700%, 8/15/07

    145,000    The City of New York, General Obligation Bonds, Fiscal 1993                   2/05 at 101       A-***        163,588
                 Series F, 6.375%, 2/15/06 (Pre-refunded to 2/15/05)

    555,000    The City of New York, General Obligation Bonds, Fiscal 1995                   2/05 at 101          A-        616,877
                 Series F, 6.375%, 2/15/06

  1,000,000    Dormitory Authority of the State of New York, Mental Health                   2/07 at 102          A-      1,108,230
                 Services Facilities Improvement Revenue Bonds, Series 1997A,
                 6.000%, 2/15/08

    750,000    New York State Housing Finance Agency, Health Facilities Revenue             No Opt. Call          A-        820,943
                 Bonds, New York City, 1996 Series A Refunding, 6.000%, 5/01/06

  1,000,000    The Port Authority of New York and New Jersey, Special Project               No Opt. Call         N/R      1,106,480
                 Bonds, Series 4, KIAC Partners Project, 7.000%, 10/01/07
                 (Alternative Minimum Tax)


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                    Provision*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               New York (continued)

$ 1,000,000    The Port Authority of New York and New Jersey, Special Project               No Opt. Call         AAA     $1,143,480
                 Bonds, Series 6, JFK International Air Terminal LLC Project,
                 6.250%, 12/01/10 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 8.0%

               Cleveland-Cuyahoga County Port Authority, Subordinate Refunding Revenue
                 Bonds, Series 1997 (Rock and Roll Hall of Fame and Museum Project):
    360,000      5.750%, 12/01/07                                                           No Opt. Call         N/R        383,818
    425,000      5.850%, 12/01/08                                                           No Opt. Call         N/R        456,276

  1,000,000    City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds,            No Opt. Call         BBB      1,068,910
                 1988 Series C (Emery Air Freight Corporation and Emery  Worldwide
                 Airlines, Inc. - Guarantors) (Non-AMT), 6.050%, 10/01/09

  1,000,000    County of Franklin, Ohio, Hospital Refunding and Improvement                 11/06 at 101          Aa      1,081,020
                 Revenue Bonds, 1996 Series A (The Children's Hospital Project),
                 5.550%, 11/01/07

  1,000,000    County of Hamilton, Ohio, Hospital Facilities Revenue Bonds,                 No Opt. Call         AAA      1,062,850
                 Series 1993 (Children's Hospital Medical Center), 5.200%, 5/15/09

    900,000    Miami County, Ohio, Hospital Facilities Revenue Refunding and                No Opt. Call         BBB        951,966
                 Improvement Bonds (Upper Valley Medical Center), Series 1996C,
                 6.000%, 5/15/06
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 5.2%

               Pennsylvania Higher Educational Facilities Authority (Commonwealth of
               Pennsylvania), Geneva College Revenue Bonds, Series of 1998:
    470,000      4.900%, 4/01/07                                                            No Opt. Call        BBB-        472,124
    495,000      4.950%, 4/01/08                                                            No Opt. Call        BBB-        495,688

  2,195,000    Pleasant Valley School District, Monroe County (Pennsylvania),               No Opt. Call         AAA      1,224,152
                 General Obligation Bonds, Series of 1999, 0.000%, 9/01/11

  1,500,000    Municipal Authority of Westmoreland County (Pennsylvania),                   No Opt. Call         AAA      1,046,445
                 Municipal Service Revenue Bonds, Series of 1995A 0.000%, 8/15/07
-----------------------------------------------------------------------------------------------------------------------------------
               South Carolina - 0.3%

    195,000    City of Myrtle Beach, South Carolina, Myrtle Beach Public                    No Opt. Call       A3***        205,064
                 Facilities Corporation, Certificates of Participation (City of
                 Myrtle Beach Convention Center Project), Series 1992, 6.750%,
                 7/01/02
-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 1.7%

    500,000    Memphis-Shelby County Airport Authority (Tennessee), Special                 No Opt. Call         BBB        522,805
                 Facilities Revenue Refunding Bonds, Series 1997 (Federal Express
                 Corporation), 5.350%, 9/01/12

    500,000    The Industrial Development Board of the Metropolitan Government              No Opt. Call         N/R        518,265
                 of Nashville and Davidson County (Tennessee), Industrial Development
                 Revenue Refunding and Improvement Bonds (Osco Treatment Systems,
                 Inc. Project), Series 1993, 6.000%, 5/01/03 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 6.5%

  1,000,000    Alliance Airport Authority, Inc. (Texas), Special Facilities                 No Opt. Call        Baa2      1,174,320
                 Revenue Bonds, Series 1991 (American Airlines, Inc. Project),
                 7.000%, 12/01/11 (Alternative Minimum Tax)

    345,000    Brazos Higher Education Authority, Inc., Student Loan Revenue                No Opt. Call         Aaa        368,895
                 Refunding Bonds, Series 1993A-1, 6.200%, 12/01/02 (Alternative
                 Minimum Tax)

  3,000,000    Goose Creek Consolidated Independent School District (Texas),                No Opt. Call         AAA      1,925,550
                 Unlimited Tax Refunding Bonds, Series 1993, 0.000%, 2/15/09

    535,000    Texas Department of Housing and Community Affairs,  Multifamily              No Opt. Call           A        566,126
                 Housing Revenue Bonds (NHP-Foundation - Asmara Project),
                 Series 1996A, 5.800%, 1/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Utah - 0.5%

    290,000    Salt Lake County, Utah, College Revenue Bonds (Westminster                   10/07 at 101         BBB        295,240
                 College of Salt Lake City Project), Series 1997, 5.200%,
                 10/01/09

         Portfolio of Investments
         Nuveen Flagship Intermediate Municipal Bond Fund (continued) April 30, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                    Provision*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Virgin Island - 2.6%

$   585,000    Virgin Islands Port Authority, Airport Revenue Refunding Bonds,               9/02 at 101         BBB    $   585,082
                 Series 1998A, 4.500%, 9/01/05 (Alternative Minimum Tax)

  1,000,000    Virgin Islands Water and Power Authority, Electric System Revenue             7/08 at 101         N/R      1,044,820
                 and Refunding Bonds, 1998 Series, 5.250%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Virginia - 0.8%

    500,000    Pocahontas Parkway Association, Route 895 Connector Toll Road                No Opt. Call        BBB-        514,689
                 Revenue Bonds, Senior Current Interest, Series 1998A, 5.250%,
                 8/15/07
-----------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 1.2%

    750,000    Wisconsin Health and Educational Facilities Authority, Revenue               10/07 at 101        BBB-        749,362
                 Bonds, Series 1998  (Carroll College, Inc. Project), 5.000%,
                 10/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Wyoming - 0.3%

    200,000    State of Wyoming, Farm Loan Board, Capital Facilities Refunding              10/02 at 102         AA-        217,791
                 Revenue Bonds, Series 1992, 6.100%, 10/01/06
-----------------------------------------------------------------------------------------------------------------------------------
$62,480,000    Total Investments - (cost $58,355,084) - 98.5%                                                            61,430,545
-----------------------------------------------------------------------------------------------------------------------------------
               Temporary Investments in Short-Term Municipal Securities - 1.6%

$ 1,000,000    Maricopa County, Arizona, Pollution Control Corporation, Pollution Control                       A-1+      1,000,000
                 Revenue Refunding Bonds (Arizona Public Service Company-Palo Verde Project),
                 1994 Series C, Variable Rate Demand Bonds, 4.250%, 5/01/29+
------------------------------------------------------------------------------------------------------------------------------------

                 Other Assets Less Liabilities - (0.1)%                                                                     (94,966)
-----------------------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                      $62,335,579
===================================================================================================================================


   * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
  **  Ratings (not covered by the report of independent public accountants):
      Using the higher of Standard & Poor's or Moody's rating.
 *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
 N/R  Investment is not rated.
 (WI) Security purchased on a when-issued basis (note 1).
  + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Limited Term Municipal Bond Fund
April 30, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Alaska - 0.2%

 $1,250,000    Alaska Student Loan Corporation, Student Loan Revenue Bonds, 1997            No Opt. Call         AAA     $1,301,475
                 Series A, 5.200%, 7/01/06 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Arizona - 0.4%

    250,000    Arizona Educational Loan Marketing Corporation, Educational Loan             No Opt. Call          Aa        265,700
                 Revenue Bonds, 6.125%, 9/01/02  (Alternative Minimum Tax)

  2,000,000    City of Tucson, Arizona, General Obligation Refunding Bonds, Series          No Opt. Call         AAA      2,144,960
                 1995, 5.375%, 7/01/05
-----------------------------------------------------------------------------------------------------------------------------------
               California - 4.8%

               California Statewide Communities Development Authority, Certificates of
               Participation Refunding (Rio Bravo-Fresno Project), 1999 Series A:
  1,000,000      5.300%, 12/01/99                                                           No Opt. Call         N/R      1,003,970
  3,000,000      5.400%, 12/01/00                                                           No Opt. Call         N/R      3,029,310
  3,000,000      5.450%, 12/01/01                                                           No Opt. Call         N/R      3,031,350
  2,000,000      5.550%, 12/01/02                                                           No Opt. Call         N/R      2,030,360
  2,000,000      5.600%, 12/01/03                                                           No Opt. Call         N/R      2,033,800

  4,380,000    Central Joint Powers Health Financing Authority, Certificates of             No Opt. Call        Baa1      4,567,376
                 Participation, Series 1993 (Community Hospital of Central California),
                 5.250%, 2/01/04

  1,250,000    Long Beach Aquarium of the Pacific, Revenue Bonds (Aquarium of the           No Opt. Call         BBB      1,337,788
                 Pacific Project), 1995 Series A,  5.750%, 7/01/05

               Sacramento Cogeneration Authority, Cogeneration Project Revenue Bonds
                 (Procter & Gamble Project), 1995 Series:

  1,000,000      5.900%, 7/01/02                                                            No Opt. Call        BBB-      1,055,760
    500,000      6.000%, 7/01/03                                                            No Opt. Call        BBB-        535,940
    500,000      7.000%, 7/01/04                                                            No Opt. Call        BBB-        561,325

  4,800,000    Southern California Public Power Authority, Power Project Revenue Bonds,     No Opt. Call         AAA      5,240,592
                 1996 Subordinate Refunding, Series A (Palo Verde Project), 5.500%,
                 7/01/05

  1,500,000    Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series A          No Opt. Call          A2      1,592,145
                 (Community Correctional Facility Acquisition Project), 5.500%, 1/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Colorado - 4.3%

  9,000,000    Public Highway Authority, Capital Improvement Trust Fund Highway         8/05 at 95 29/32         Aaa      6,647,130
                 Revenue Bonds (E-470 Project), Senior Bonds Arapahoe County,
                 Colorado, 0.000%, 8/31/06 (Pre-refunded to 8/31/05)

               City of Arvada, Colorado, Limited Sales and Use Tax Revenue Bonds,
                 Series 1991:
    500,000      6.300%, 6/01/99                                                            No Opt. Call      N/R***        501,225
    400,000      6.400%, 6/01/00                                                            No Opt. Call      N/R***        412,464

  2,475,000    Colorado Health Facilities Authority, Revenue Bonds, Series 1995             No Opt. Call          A-      2,629,787
                 (Covenant Retirement Communities Inc.), 5.650%, 12/01/04

               Colorado Housing and Finance Authority, Single-Family Housing
                 Revenue Refunding Bonds, 1991 Series A:
  1,515,000      0.000%, 11/01/01                                                           No Opt. Call         Aa1      1,326,625
  3,515,000      0.000%, 11/01/02                                                           No Opt. Call         Aa1      2,908,592

  6,475,000    City and County of Denver, Colorado, Airport System Revenue Bonds,           No Opt. Call         AAA      6,991,381
                 Series 1996B, 5.750%, 11/15/04  (Alternative Minimum Tax)

  1,400,000    Eagle County Air Terminal Corporation, Airport Terminal Project              No Opt. Call         N/R      1,477,798
                 Revenue Bonds, Series 1996,  6.750%, 5/01/06 (Alternative
                 Minimum Tax)

    500,000    Hyland Hills Park and Recreation District, Adams County, Colorado,           No Opt. Call         N/R        512,635
                 Special Revenue Refunding and Improvement Bonds, Series 1996A,
                 5.400%, 12/15/00

                   Portfolio of Investments

                   April 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 4.1%

               City of Bridgeport, Connecticut, General Obligation Refunding Bonds,
               1996 Series A:
$ 4,650,000      5.250%, 9/01/04                                                            No Opt. Call         AAA   $  4,959,923
  1,000,000      6.000%, 9/01/05                                                            No Opt. Call         AAA      1,109,430

  2,800,000    State of Connecticut Health and Educational Facilities Authority,            No Opt. Call        BBB-      2,943,332
                 Revenue Bonds, Quinnipiac College Issue, Series D, 5.625%,
                 7/01/03

  1,000,000    State of Connecticut Health and Educational Facilities Authority,            No Opt. Call         BBB      1,032,260
                 Revenue Bonds, Hospital for Special Care Issue, Series B, 5.125%,
                 7/01/07

               Connecticut Development Authority, First Mortgage Gross Revenue Health
               Care Project Refunding Bonds (Church Homes, Inc., Congregational Avery
               Heights Project), 1997 Series:
    780,000      5.100%, 4/01/04                                                            No Opt. Call         BBB        800,974
  1,100,000      5.200%, 4/01/05                                                            No Opt. Call         BBB      1,136,872
  1,135,000      5.300%, 4/01/06                                                            No Opt. Call         BBB      1,178,380

    615,000    City of New Haven, Connecticut, General Obligation Bonds, Issue of           No Opt. Call         AAA        660,123
                1992, 9.250%, 3/01/02

  5,000,000    Housing Authority of the City of Stamford, Connecticut, Multifamily          No Opt. Call          A3      4,973,200
                 Housing Revenue Refunding Bonds (The Fairfield Apartments Project),
                 Series 1998, 4.750%, 12/01/28 (Mandatory put 12/01/08)

  3,775,000    West Haven Housing Authority, Connecticut, Multifamily Housing Revenue        1/01 at 100         N/R      3,830,266
                 Bonds, Series 1998B (Meadows Landing Apartments), 6.000%, 1/01/02
                 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 0.1%

    500,000    District of Columbia Redevelopment Land Agency, Sports Arena Special Tax     No Opt. Call        BBB+        504,069
                 Revenue Bonds (Series 1996), 5.300%, 11/01/99

-----------------------------------------------------------------------------------------------------------------------------------
               Florida - 1.5%

    350,000    North Springs Improvment District (Broward County, Florida), Water and       No Opt. Call         N/R        364,522
                 Sewer Revenue Bonds, Series 1991, 7.900%, 10/01/01

  4,940,000    Housing Finance Authority of Polk County (Florida), Multifamily Housing       7/05 at 101         AAA      5,161,510
                 Revenue Bonds (Winter Oaks Apartments Project), Series 1997A, 5.250%,
                 7/01/22 (Mandatory put 7/01/07)

  2,370,000    Sanford Airport Authority (Florida), Industrial Development Revenue Bonds    No Opt. Call         N/R      2,471,081
                 (Central Florida Terminals Inc. Project), Series 1995A, 7.300%, 5/01/04
                 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Georgia - 0.6%

  3,000,000    City of Atlanta, Georgia, Airport Facilities Revenue Refunding Bonds,        No Opt. Call         AAA      3,405,930
                 Series 1996, 6.500%, 1/01/06

-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 2.4%

    290,000    DeKalb, Illinois, Home Rule Units Single Family Mortgage Revenue             No Opt. Call         Aaa        292,854
                 Bonds (GNMA Mortgage-Backed Securities Program), Series 1991A, 6.700%,
                 12/01/99 (Alternative Minimum Tax)

    970,000    Illinois Health Facilities Authority, Revenue Refunding Bonds,               No Opt. Call          AA        988,682
                 Galesburg Cottage Hospital, 5.400%, 5/01/00

    565,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1996             No Opt. Call         BBB        579,001
                 (Mercy Hospital and Medical Center Project), 5.600%, 1/01/02

  1,500,000    Illinois Health Facilities Authority, Revenue Refunding Bonds,               No Opt. Call          A-      1,583,685
                 Series 1996B (Sarah Bush Lincoln Health Center), 5.500%,
                 2/15/06

               Illinois Health Facilities Authority, Revenue Bonds (Victory Health
               Service), Series 1997A:
    945,000      5.000%, 8/15/05                                                            No Opt. Call          A-        975,023
    995,000      5.000%, 8/15/06                                                            No Opt. Call          A-      1,024,631
  1,045,000      5.750%, 8/15/07                                                            No Opt. Call          A-      1,125,120
    605,000      5.750%, 8/15/08                                                             8/07 at 101          A-        651,155

  1,350,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1998B             8/99 at 102      N/R***      1,392,471
                 (ServantCor), 7.500%, 8/15/01 (Pre-refunded to 8/15/99)

  3,000,000    State of Illinois, General Obligation Bonds, Series of March 1992            10/02 at 102          AA      3,271,350
                 1992 (Full Faith and Credit), 6.200%, 10/01/04

  1,065,000    Village of Romeoville, Will County, Illinois, General Obligation             No Opt. Call         N/R      1,095,331
                 Refunding Bonds (Alternate Revenue Source), Series 1991-B,
                 7.850%, 1/01/01

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 1.3%
               City of Goshen, Indiana, Revenue Refunding Bonds, Series 1998
                 (Greencroft Obligated Group)
$   715,000      5.150%, 8/15/05                                                            No Opt. Call         N/R   $    715,172
    790,000      5.250%, 8/15/07                                                            No Opt. Call         N/R        787,203
    680,000      5.300%, 8/15/08                                                            No Opt. Call         N/R        677,382
    775,000      5.350%, 8/15/09                                                             8/08 at 101         N/R        769,854

               Indiana Bond Bank Special Program Bonds, Series 1997B (Hendricks
                 County Redevelopment Authority, Pittboro Project):
  1,525,000      5.250%, 2/01/03                                                            No Opt. Call          AA-     1,584,521
  1,075,000      5.400%, 2/01/04                                                            No Opt. Call          AA-     1,127,288

  1,250,000    Valparaiso Multi-School Building Corporation (Porter County,                 No Opt. Call          AAA     1,314,512
                 Indiana), First Mortgage Bonds, Series 1992, 6.100%, 7/01/01

-----------------------------------------------------------------------------------------------------------------------------------
               Iowa - 1.7%
               Iowa Student Loan Liquidity Corporation, Iowa Partnership Loan
                 Revenue Bonds, 1992 Series:
    600,000      5.850%, 7/01/99 (Alternative Minimum Tax)                                  No Opt. Call            A       602,256
    325,000      6.000%, 7/01/00 (Alternative Minimum Tax)                                  No Opt. Call            A       333,496
    600,000      6.100%, 7/01/01 (Alternative Minimum Tax)                                  No Opt. Call            A       625,566
    650,000      6.200%, 7/01/02 (Alternative Minimum Tax)                                  No Opt. Call            A       688,116

  7,000,000    Iowa Student Loan Liquidity Corporation, Student Loan Revenue                No Opt. Call          AAA     7,049,840
                 Refunding Bonds, 1998 Series J, 4.800%, 6/01/09
                 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Kentucky -  6.8%
    850,000    City of Berea, Kentucky, Berea College General Obligation Bonds,             No Opt. Call          Aaa       860,328
                 Series 1998, 4.800%, 7/01/08 (Alternative Minimum Tax)

  3,180,000    County of Christian, Kentucky, Hospital Revenue and Refunding                No Opt. Call            A-    3,406,003
                 Bonds, Series 1997A, Jennie Stuart Medical Center, 5.500%,
                 7/01/06

               City of Jeffersontown, Kentucky, Public Projects Refunding and
                 Improvements, Certificates of Participation:
    235,000      4.650%, 11/01/02                                                           No Opt. Call            A       242,701
    520,000      4.750%, 11/01/03                                                           No Opt. Call            A       541,471

               Kenton County Water District No. 1, Water District Revenue
                 Bonds, Series 1995B:
    475,000      5.600%, 2/01/03                                                            No Opt. Call          AAA       505,723
    500,000      5.600%, 2/01/05                                                            No Opt. Call          AAA       540,050

               Kentucky Development Finance Authority, Sisters of Charity of
                 Nazareth Health Corporation Revenue Refunding Bonds, Series 1991:
  1,330,000      6.000%, 11/01/01                                                           No Opt. Call        A1***     1,403,296
  2,720,000      6.600%, 11/01/06 (Pre-refunded to 11/01/01)                                11/01 at 102        A1***     2,961,672

               Kentucky Economic Development Finance Authority, Hospital System
                 Refunding and Improvement Revenue Bonds, Series 1997
                 (Appalachian Regional Healthcare, Inc. Project):
  2,670,000      5.300%, 10/01/05                                                           No Opt. Call          BBB     2,713,841
  1,315,000      5.400%, 10/01/06                                                           No Opt. Call          BBB     1,339,301

  1,460,000    Kentucky Higher Education Student Loan Corporation, Insured Student          No Opt. Call          Aaa     1,590,801
                 Loan Revenue Bonds, 1991 Series B,
                 6.800%, 6/01/03 (Alternative Minimum Tax)

    180,000    Kentucky Infrastructure Authority, Wastewater Revolving Fund Program,        No Opt. Call            A       189,740
                 Revenue Refunding Bonds, 1995 Series C, 5.300%, 6/01/03

               Kentucky Infrastructure Authority, Governmental Agencies Program,
                 Revenue and Revenue Refunding Bonds, 1995 Series H:
  1,945,000      5.300%, 8/01/03                                                            No Opt. Call            A     2,054,153
    675,000      5.400%, 8/01/04                                                            No Opt. Call            A       719,429
  1,000,000      5.500%, 8/01/05                                                            No Opt. Call            A     1,075,040

  1,000,000    The Turnpike Authority of Kentucky, Resource Recovery Road Revenue           No Opt. Call           A+     1,289,910
                 Refunding Bonds, 1985 Series A,
                 9.625%, 7/01/05

                 ----

                     Portfolio of Investments

                     April 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Kentucky (continued)

               Regional Airport Authority of Louisville and Jefferson County,
               Kentucky, Airport System Revenue Bonds, 1997 Series A:
$ 1,375,000      5.750%, 7/01/00 (Alternative Minimum Tax)                                  No Opt. Call         AAA    $ 1,409,994
    455,000      5.750%, 7/01/01 (Alternative Minimum Tax)                                  No Opt. Call         AAA        473,619
  1,535,000      5.750%, 7/01/02 (Alternative Minimum Tax)                                  No Opt. Call         AAA      1,620,914

  3,225,000    Mount Sterling, Kentucky, Lease Revenue Bonds (Kentucky League of            No Opt. Call          Aa      3,395,990
                 Cities Funding Program), Series 1993A, 5.625%, 3/01/03

 10,800,000    City of Owensboro, Kentucky, Electric Light and Power System                 No Opt. Call         AAA      8,968,320
                 Revenue Bonds, Series 1993A, 0.000%, 1/01/04
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 2.4%

  6,000,000    Parish of East Baton Rouge, State of Louisiana, Pollution Control            No Opt. Call          A+      6,252,360
                 Refunding Revenue Bonds (Hoechst Celanese Corporation Project),
                 Series 1993, 5.400%, 12/01/02

  1,215,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds                No Opt. Call         AAA      1,229,568
                 (Our Lady of Lourdes Regional Medical Center Project), Series
                 1992, 4.900%, 2/01/00

    965,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds                No Opt. Call       A3***      1,020,092
                 (Womans Hospital Foundation Project), Series 1992, 6.750%,
                 10/01/02

  2,500,000    Louisiana Offshore Terminal Authority, Deepwater Port Refunding              No Opt. Call           A      2,668,325
                 Revenue Bonds (LOOP INC. Project), First Stage Series 1992B,
                 6.100%, 9/01/02

               Office Facilities Corporation (A Louisiana Non Profit Corporation),
               Capital Facilities Bonds (Statewide Lease/Purchase Program), Series 1990:
    400,000      7.250%, 12/01/99                                                           No Opt. Call        BBB+        408,852
    770,000      7.350%, 12/01/00                                                           No Opt. Call        BBB+        813,297

               Ouachita Parish, Louisiana, Hospital Service District No. 1,
               Glenwood Regional Medical Center:
    425,000      7.000%, 7/01/99                                                            No Opt. Call        A***        427,516
    300,000      7.250%, 7/01/00                                                            No Opt. Call        A***        312,462
-----------------------------------------------------------------------------------------------------------------------------------
               Maine - 0.2%

  1,210,000    Maine Educational Loan Marketing Corporation, Student Loan Revenue            5/02 at 101           A      1,261,594
                  Refunding Bonds, Series 1992, 6.600%, 5/01/05 (Alternative
                  Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Maryland - 1.1%

               Maryland Energy Financing Administration, Limited Obligation
               Solid Waste Disposal Revenue Bonds (Wheelabrator Water
               Technologies-Baltimore L.L.C. Projects), 1996 Series:
  2,280,000      5.650%, 12/01/03 (Alternative Minimum Tax)                                 No Opt. Call          A-      2,428,747
  1,000,000      5.850%, 12/01/05 (Alternative Minimum Tax)                                 No Opt. Call          A-      1,084,520

  2,400,000    Northeast Maryland Waste Disposal Authority, Resource Recovery               No Opt. Call         AAA      2,715,000
                 Revenue Refunding Bonds (Southwest Resource Recovery Facility),
                 Series 1993, 7.150%, 1/01/04
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 4.4%

    265,000    City of Brockton, Massachusetts, General Obligation Bonds,                   No Opt. Call          A2        270,107
               5.350%, 6/15/00

               Massachusetts Educational Financing Authority, Education Loan
               Revenue Bonds, Issue E, Series 1995:
    800,000      5.500%, 7/01/01 (Alternative Minimum Tax)                                  No Opt. Call         AAA        823,648
  2,445,000      5.700%, 7/01/04 (Alternative Minimum Tax)                                  No Opt. Call         AAA      2,575,367

               Massachusetts Educational Financing Authority, Education Loan
               Revenue Bonds, Issue E, Series 1997B:
  1,970,000      5.250%, 7/01/06 (Alternative Minimum Tax)                                  No Opt. Call         AAA      2,079,946
  2,775,000      5.350%, 7/01/07 (Alternative Minimum Tax)                                   7/06 at 102         AAA      2,947,244

               Massachusetts Municipal Wholesale Electric Company, Power Supply
               System Revenue Bonds, 1992 Series A:
  2,635,000      6.300%, 7/01/00                                                            No Opt. Call         Aaa      2,720,901
  3,800,000      6.300%, 7/01/00                                                            No Opt. Call         AAA      3,923,880

  1,000,000    The Commonwealth of Massachusetts, General Obligation Refunding              No Opt. Call         AA-      1,007,050
                 Bonds, Series 1992A, 6.100%, 8/01/99

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts (continued)

$ 1,500,000    Massachusetts Health and Educational Facilities Authority,                   No Opt. Call         AA-    $ 1,539,000
                 Revenue Bonds, Partners HealthCare System Issue, Series B,
                 5.000%, 7/01/09

               City of New Bedford, Massachusetts General Obligation Landfill
               Closure Bonds, Series 1993:
    600,000      5.250%, 3/01/00                                                            No Opt. Call        Baa3        608,430
    600,000      5.400%, 3/01/01                                                            No Opt. Call        Baa3        615,906
    600,000      5.500%, 3/01/02                                                            No Opt. Call        Baa3        622,926

  2,500,000    The New England Education Loan Marketing Corporation, Student Loan           No Opt. Call          A1      2,643,600
                 Refunding Bonds, 1993 Series E, 5.625%, 7/01/04
                 (Alternative Minimum Tax)

    415,000    City of Springfield, Massachusetts, General Obligation Refunding Bonds,      No Opt. Call           A        418,254
                 Series 1992A, 5.800%, 9/01/99
               City of Springfield, Massachusetts, General Obligation School Project
               Loan Act of 1948 Bonds, Series B:
    815,000      5.800%, 9/01/99                                                            No Opt. Call        Baa3        821,341
    250,000      6.100%, 9/01/02                                                            No Opt. Call        Baa3        265,193
-----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 5.0%

  3,315,000    The Economic Development Corporation of the City of Detroit,                 No Opt. Call         AAA      3,405,732
                 Resource Recovery Revenue Bonds, Series 1991A, 6.350%, 5/01/00
                 (Alternative Minimum Tax)

  3,000,000    Greater Detroit Resource Recovery Authority, Michigan, Resource              No Opt. Call         AAA      3,221,970
                 Revenue Refunding Bonds, Series 1996-A, 5.500%, 12/13/04

    460,000    City of Madison Heights Tax Increment Finance Authority,                     No Opt. Call         N/R        482,531
                 Michigan, Series 1991, 8.500%, 3/15/01

    900,000    Michigan Higher Education Student Loan Authority, Student Loan               No Opt. Call         AAA        932,265
                 Revenue Bonds, Series XII-E, 6.375%, 10/01/00
                 (Alternative Minimum Tax)

  2,000,000    Michigan Higher Education Student Loan Authority, Series XV-A,               No Opt. Call         Aa1      2,048,260
                 5.400%, 9/01/00 (Alternative Minimum Tax)

  2,700,000    Michigan State Hospital Finance Authority, Michigan, Hospital                No Opt. Call         AAA      2,756,322
                 Revenue Refunding Bonds (St. John Hospital), Series 1993A,
                 5.400%, 5/15/00

  2,370,000    Michigan State Hospital Finance Authority, Hospital Revenue                  No Opt. Call         BBB      2,439,204
                 Refunding Bonds (Gratiot Community Hospital, Alma, Michigan),
                 Series 1995, 5.300%, 10/01/01

  1,000,000    Michigan State Hospital Finance Authority, Revenue Refunding Bonds           No Opt. Call         AA-      1,104,380
                 (Mercy Health Services Obligated Group), 1997 Series T,
                 6.000%, 8/15/06

               Michigan State Housing Development Authority, Rental Housing
               Revenue Bonds, 1995 Series B:
  3,085,000      5.450%, 4/01/05                                                            No Opt. Call         AAA      3,237,831
  3,325,000      5.450%, 10/01/05                                                            6/05 at 102         AAA      3,501,757

  4,095,000    Pontiac, Michigan, Hospital Finance Authority, Hospital Revenue               8/00 at 100        BBB-      4,163,264
                 Refunding, Nomc Obligation Group, 5.800%, 8/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.6%

               Mississippi Hospital Equipment and Facilities Authority, Revenue
               Refunding Bonds, Series 1995 (Mississippi Baptist Medical Center):
  1,690,000      5.350%, 5/01/03                                                            No Opt. Call         AAA      1,777,762
  1,000,000      5.400%, 5/01/04                                                            No Opt. Call         AAA      1,059,330
-----------------------------------------------------------------------------------------------------------------------------------
               Missouri - 0.5%

               Health and Educational Facilities Authority of the State of Missouri,
               Health Facilities Revenue Bonds (Lutheran Senior Services), Series 1997:
    500,000      5.200%, 2/01/04                                                            No Opt. Call         N/R        517,275
    600,000      5.300%, 2/01/05                                                            No Opt. Call         N/R        627,918
    600,000      5.400%, 2/01/06                                                            No Opt. Call         N/R        628,080
    700,000      5.500%, 2/01/07                                                            No Opt. Call         N/R        736,673

    350,000    The City of St. Louis, Missouri, Regional Convention and Sports              No Opt. Call         N/R        362,544
                 Complex Authority, Convention and Sports Facility Project Bonds,
                 Series C of 1991, 7.750%, 8/15/01

                    Portfolio of Investments
                    Nuveen Flagship Limited Term Municipal Bond Fund (continued) April 30, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Montana - 2.0%

               City of Forsyth, Rosebud County, Montana, Pollution Control Revenue
               Refunding Bonds (Portland General Electric Company Projects),
               Series 1998B:
$ 7,500,000      4.750%, 5/01/33 (Alternative Minimum Tax) (Mandatory put 5/01/03)          No Opt. Call          A-    $ 7,633,950
  3,000,000      4.600%, 5/01/33 (Mandatory put 5/01/03)                                    No Opt. Call          A-      3,048,210
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 2.3%

  7,500,000    American Public Energy Agency, Gas Supply Revenue Bonds                      No Opt. Call         AA-      7,520,325
                 (Nebraska Public Gas Agency-Western A Project), 1999 Series A,
                 4.450%, 6/01/08

  5,000,000    Energy America (Nebraska), Natural Gas Revenue Bonds (Nebraska Public        No Opt. Call         N/R      4,973,650
                 Gas Agency Project), Series 1998B, 5.450%, 4/15/08
-----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 2.9%

    505,000    New Hampshire Higher Educational and Health Facilities Authority,            No Opt. Call           A        531,376
                 Hospital Revenue Bonds, St. Joseph Hospital Issue, Series 1991,
                 7.250%, 1/01/01

               New Hampshire Housing Finance Authority, Single Family Residential
               Mortgage Bonds, 1991 Series D:
    270,000      6.350%, 1/01/00 (Alternative Minimum Tax)                                  No Opt. Call         Aa3        273,154
    260,000      6.450%, 1/01/01 (Alternative Minimum Tax)                                  No Opt. Call         Aa3        266,991

               Business Finance Authority of the State of New Hampshire, Pollution
               Control Refunding Revenue Bonds (The United Illuminating Company
               Project - 1997 Series A):
 10,000,000      4.550%, 7/01/27 (Alternative Minimum Tax) (Mandatory put 2/01/04)          No Opt. Call        BBB-     10,008,300
  5,000,000      4.350%, 7/01/27 (Alternative Minimum Tax) (Mandatory put 2/01/02)          No Opt. Call        BBB-      4,992,900
-----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 3.3%

  1,410,000    New Jersey Economic Development Authority, Electric Energy Facility          No Opt. Call         N/R      1,411,763
               Revenue Bonds (Vineland Cogeneration Limited Partnership Project),
               Series 1992, 6.750%, 6/01/99 (Alternative Minimum Tax)

               New Jersey Health Care Facilities Financing Authority,
               Bayonne Hospital Obligated Group Revenue Bonds, Series 1994:
    860,000      5.750%, 7/01/00                                                            No Opt. Call         AAA        881,935
  1,000,000      5.800%, 7/01/01                                                            No Opt. Call         AAA      1,044,126
    790,000      5.900%, 7/01/02                                                            No Opt. Call         AAA        840,023

  4,300,000    New Jersey Economic Development Authority, Insured Revenue Bonds             No Opt. Call         AAA      4,606,117
               (Educational Testing Service Issue), Series 1995B, 5.500%, 5/15/05

               New Jersey Economic Development Authority, First Mortgage Revenue
               Bonds (Franciscan Oaks Project), Series 1997:
  1,420,000      5.300%, 10/01/05                                                           No Opt. Call         N/R      1,466,931
    830,000      5.400%, 10/01/06                                                           No Opt. Call         N/R        860,901

               New Jersey Higher Educational Facilities Authority, Higher
               Educational Facilities Revenue Bonds, Saint Peters College
               Issue, 1992 Series B:
    295,000      6.100%, 7/01/00                                                            No Opt. Call         BBB        303,646
    355,000      6.200%, 7/01/01                                                            No Opt. Call         BBB        373,354

               New Jersey Educational Facilities Authority, Stevens Institute of
               Technology Issue Revenue Bonds, 1992 Series A:
  1,155,000      6.000%, 7/01/99                                                            No Opt. Call           A      1,160,013
  1,275,000      6.100%, 7/01/00                                                            No Opt. Call           A      1,311,414
    995,000      6.200%, 7/01/01                                                            No Opt. Call           A      1,043,725
  1,165,000      6.300%, 7/01/02                                                            No Opt. Call           A      1,245,478

  1,200,000    New Jersey Educational Facilities Authority, Revenue Bonds,                  No Opt. Call         BBB      1,221,120
                 Saint Peters College Issue, 1998 Series B, 5.000%, 7/01/08

  Principal                                                                                  Optional Call                   Market
     Amount    Description                                                                   Provisions*    Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
               New York -- 16.6%

               Albany Housing Authority, City of  Albany, New York, Limited
               Obligation Bonds, Series 1995:
 $  500,000      5.100%, 10/01/01                                                           No Opt. Call        Baa1   $    508,400
    700,000      5.250%, 10/01/02                                                           No Opt. Call        Baa1        716,555
    750,000      5.400%, 10/01/03                                                           No Opt. Call        Baa1        773,445
    750,000      5.500%, 10/01/04                                                           No Opt. Call        Baa1        774,938
  1,000,000      5.600%, 10/01/05                                                           No Opt. Call        Baa1      1,036,720
    500,000      5.700%, 10/01/06                                                           10/05 at 102        Baa1        520,600
    700,000      5.850%, 10/01/07                                                           10/05 at 102        Baa1        726,565

               Cattaraugus County, New York, Industrial Development Agency, Civic
               Facility Revenue Bonds (St. Bonaventure University Construction Project),
               Series 1998B:
  1,635,000      5.000%, 9/15/07                                                            No Opt. Call         BBB      1,656,680
  1,720,000      5.000%, 9/15/08                                                            No Opt. Call         BBB      1,732,057

               City of Jamestown, Chautauqua County, New York, Public Improvement
               Serial Bonds, 1991 Series A:
    150,000      7.000%, 3/15/04                                                            No Opt. Call        Baa2        167,736
    750,000      7.000%, 3/15/05                                                            No Opt. Call        Baa2        850,560

  1,000,000    Metropolitan Transportation Authority, New York Transit Service Contract     No Opt. Call        BBB+      1,079,350
                 Bonds, Series N, 6.625%, 7/10/02

  1,280,000    The City of New York, General Obligation Bonds, Fiscal 1988 Series A,        No Opt. Call         Aaa      1,311,526
                 8.250%, ll/01/99

  2,750,000    The City of New York, General Obligation Bonds, Fiscal 1991 Series B,        No Opt. Call          A-      3,401,640
                 8.250%, 6/01/06

  1,000,000    The City of New York, General Obligation Bonds, Fiscal 1996 Series E,        No Opt. Call          A-      1,102,690
                 6.500%, 2/15/04

               The City of New York, General Obligation Bonds, Fiscal 1996 Series G:
  3,000,000      5.750%, 2/01/06                                                            No Opt. Call          A-      3,183,930
    500,000      5.750%, 2/01/06                                                            No Opt. Call          A-        543,130

  3,000,000    The City of New York, General Obligation Bonds, Fiscal 1997 Series H,        No Opt. Call          A-      3,187,230
                 5.400%, 8/01/04

  4,000,000    The City of New York, General Obligation Bonds, Fiscal 1995 Series F,        No Opt. Call         Aaa      4,260,360
                 6.100%, 2/15/02

  5,000,000    The City of New York, General Obligation Bonds, Fiscal 1997 Series I,        No Opt. Call          A-      5,381,600
                 5.625%, 4/15/05

               The City of New York, General Obligation Bonds, Fiscal 1999 Series H:
  3,860,000      4.750%, 3/15/07                                                            No Opt. Call          A-      3,957,967
  2,195,000      5.000%, 3/15/08                                                            No Opt. Call          A-      2,283,437
  2,155,000      5.000%, 3/15/09                                                            No Opt. Call          A-      2,232,214

  1,000,000    Dormitory Authority of the State of New York, State University                5/00 at 102          A-      1,056,500
                 Educational Facilities Revenue Bonds, Series 1990A, 7.400%, 5/15/01

  4,155,000    Dormitory Authority of the State of New York, Revenue Bonds, City            No Opt. Call        Baa1      4,265,191
                 University Issue, Series U, 5.875%, 7/01/00

  2,900,000    Dormitory Authority of the State of New York, Department of Health of        No Opt. Call        BBB+      3,077,886
                 the State of New York Refunding Bonds, 1990 Issue, 6.750%, 7/01/01

               Dormitory Authority of the State of New York, State University Educational
               Facilities Revenue Bonds, Series 1995A:
  6,500,000      5.250%, 5/15/01                                                            No Opt. Call          A-      6,701,435
  2,000,000      6.500%, 5/15/05                                                            No Opt. Call          A-      2,242,600

               Dormitory Authority of the State of New York, NYACK Hospital Revenue
               Bonds, Series 1996:
  1,000,000      5.500%, 7/01/00                                                            No Opt. Call         Baa      1,018,700
  1,000,000      6.000%, 7/01/06                                                            No Opt. Call         Baa      1,083,840

  3,315,000    Dormitory Authority of the State of New York, City University System         No Opt. Call         BBB+     3,593,460
                 Consolidated Revenue Bonds, 1996 Series 2, 6.000%, 7/01/04

  1,665,000    New York State Energy Research and Development Authority, State Service      No Opt. Call         BBB+     1,651,064
                 Contract Revenue Bonds, Series 1999A (Western New York Nuclear Service
                 Center Project), 4.500%, 4/01/08

  1,740,000    New York State Energy Research and Development Authority, State Service      No Opt. Call         BBB+     1,729,003
                 Contract Revenue Bonds, Series 1999A (Western New York Nuclear Service
                 Center Project), 4.625%, 4/01/09

  5,000,000    New York State Housing Finance Agency, Health Facilities Revenue Bonds       No Opt. Call           A-     5,373,200
                 (New York City), 1996 Series A Refunding, 5.875%, 5/01/04

  2,000,000    New York State Thruway Authority, Local Highway and Bridge Service            4/06 at 102         BBB+     2,154,640
                 Contract Bonds, Series 1996, 5.625%, 4/01/07


         Portfolio of Investments

         April 30, 1999


   Principal                                                                            Optional Call                         Market
      Amount     Description                                                              Provisions*     Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                 New York (continued)

                 New York State Urban Development Corporation, Project Revenue
                   Bonds (Center for Industrial Innovation), 1995 Refunding Series:
$  2,405,000       5.300%, 1/01/04                                                       No Opt. Call          BBB+     $  2,521,691
   1,265,000       6.250%, 1/01/05                                                       No Opt. Call          BBB+        1,388,856

   1,000,000     New York State Urban Development Corporation, Correctional              No Opt. Call          BBB+        1,034,500
                   Capital Series, Facilities Revenue Bonds, 1993 Refunding
                   Series, 5.250%, 1/01/02

                 Onondaga County Resource Recovery Agency, New York, System
                   Revenue Bonds (Development Costs-19 Series):
     480,000       6.100%, 5/01/99                                                       No Opt. Call          Baa1          480,014
     630,000       6.200%, 5/01/00                                                       No Opt. Call          Baa1          637,289

   3,700,000     The Port Authority of New York and New Jersey, Special                  No Opt. Call           N/R        4,093,976
                   Project Bonds, Series 4, KIAC Partners Project, 7.000%,
                   10/01/07 (Alternative Minimum Tax)

   3,035,000     The Port Authority of New York and New Jersey, Special                  No Opt. Call           AAA        3,350,944
                   Project Bonds, Series 6, JFK International Air Terminal LLC
                   Project, 6.000%, 12/01/05 (Alternative Minimum Tax)

   1,400,000     Suffolk County Industrial Development Agency, New York, 1998
                   Industrial Development Revenue Bonds  (Nissequogue Cogen              No Opt. Call           N/R        1,390,144
                   Partners Facility), 4.875%, 1/01/08 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                 North Carolina - 1.1%

   5,475,000     North Carolina Municipal Power Agency Number 1, Catawba Electric         1/03 at 102            A-        5,894,714
                   Revenue Bonds, Series 1992, 6.000%, 1/01/05
------------------------------------------------------------------------------------------------------------------------------------
                 Ohio - 7.0%

   8,245,000     Akron, Bath and Copley Joint Township Hospital District, Ohio,          No Opt. Call          Baa1        8,297,686
                   Hospital Facilities Revenue Bonds, Series 1998A (Summa Health
                   System Project), 5.000%, 11/15/08

                 City of Barberton, Ohio, Hospital Facilities Revenue Bonds, Series
                   1992 (The Barberton Citizens Hospital Company Project):
     750,000       6.400%, 1/01/00                                                       No Opt. Call          A***          765,300
     500,000       6.550%, 1/01/01                                                       No Opt. Call          A***          523,455

                 City of Cambridge, Ohio, Hospital Revenue Refunding Bonds, Series
                   1991 (Guernsey Memorial Hospital Project):
     595,000       7.650%, 12/01/99                                                      No Opt. Call           BBB          608,322
     640,000       7.750%, 12/01/00                                                      No Opt. Call           BBB          677,638
     680,000       7.850%, 12/01/01                                                      No Opt. Call           BBB          741,234

                 Cleveland-Cuyahoga County Port Authority, Subordinate Refunding
                   Revenue Bonds, Series 1997 (Rock and Roll Hall of Fame and
                   Museum Project):
     850,000       5.000%, 12/01/01                                                      No Opt. Call           N/R          869,499
   1,000,000       5.100%, 12/01/02                                                      No Opt. Call           N/R        1,027,590
     750,000       5.350%, 12/01/04                                                      No Opt. Call           N/R          781,935
     335,000       5.600%, 12/01/06                                                      No Opt. Call           N/R          354,236

     135,000     County of Cuyahoga, Ohio, Health Care Facilities Revenue Bonds,         No Opt. Call           N/R          135,441
                   Series 1990 (Altenheim Project), 8.750%, 6/01/99

                 County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health
                   System), Series 1995:
     500,000       5.750%, 8/15/00                                                       No Opt. Call           AAA          514,875
     795,000       5.850%, 8/15/01                                                       No Opt. Call           AAA          834,949
     735,000       5.950%, 8/15/02                                                       No Opt. Call           AAA          787,530

                 County of Lucas, Ohio, Hospital Facilities Revenue Bonds,
                   Series 1993 (Flower Hospital):
     370,000       5.800%, 12/01/01                                                      No Opt. Call        N/R***          389,122
     790,000       5.900%, 12/01/02                                                      No Opt. Call        N/R***          845,782
     435,000       6.000%, 12/01/03                                                      No Opt. Call        N/R***          473,141

   5,195,000     County of Lucas, Ohio, Hospital Revenue Refunding Bonds,                No Opt. Call           AAA        5,745,254
                   Series 1996 (ProMedica Healthcare Obligated Group), 6.000%,
                   11/15/05

   1,000,000     Miami County, Ohio, Hospital Facilities Revenue Refunding and           No Opt. Call           BBB        1,057,740
                   Improvement Bonds (Upper Valley Medical Center), Series
                   1996C, 6.000%, 5/15/06

     885,000     State of Ohio, State Economic Development Revenue Bonds (Ohio            6/99 at 101            A-          904,674
                   Enterprise Bond Fund), Series 1991-2 and Series 1991-3
                   (Superior Forge and Steel Corporation), 7.250%, 6/01/01
                   (Alternative Minimum Tax)


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Ohio (continued)

 $3,825,000    State of Ohio, Elementary and Secondary Education Capital Facilities Bonds,  No Opt. Call         AAA     $4,050,522
                 Series 1995A, 5.700%, 6/01/02

               County of Sandusky, Ohio, Hospital Facilities Revenue Refunding Bonds,
                 Series 1998 (Memorial Hospital):
    910,000      4.500%, 1/01/01                                                            No Opt. Call        BBB-        919,282
  1,030,000      4.600%, 1/01/02                                                            No Opt. Call        BBB-      1,043,524
  1,375,000      4.700%, 1/01/03                                                            No Opt. Call        BBB-      1,394,209
  1,460,000      4.800%, 1/01/04                                                            No Opt. Call        BBB-      1,482,542
  1,030,000      4.900%, 1/01/05                                                            No Opt. Call        BBB-      1,050,559
    830,000      5.000%, 1/01/06                                                            No Opt. Call        BBB-        850,169
    500,000      5.050%, 1/01/07                                                            No Opt. Call        BBB-        512,065
    750,000      5.100%, 1/01/09                                                             1/08 at 102        BBB-        768,825
------------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 0.6%

  3,120,000    Oklahoma Industries Authority, Hospital Revenue Bonds (Deaconess Health      No Opt. Call         BBB      3,235,877
                 Care Corporation Project), Series 1997A, 5.250%, 10/01/07
------------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 10.4%

  5,000,000    County of Allegheny, Pennsylvania, Airport Revenue Refunding Bonds,          No Opt. Call         AAA      5,323,300
                 Series 1997A (Pittsburgh International Airport), 5.500%, 1/01/05
                 (Alternative Minimum Tax)

               Allegheny County Hospital Development Authority (Allegheny County,
                 Pennsylvania), Hospital Revenue Bonds, Series 1991A (St. Margaret
                 Memorial Hospital):
    400,000      6.700%, 10/01/99                                                           No Opt. Call     BBB+***        405,640
    400,000      6.800%, 10/01/00                                                           No Opt. Call     BBB+***        418,280

  3,830,000    Delaware County Authority, Pennsylvania, Health Facilities Revenue           11/05 at 100         Aaa      4,225,448
                 Bonds, Series 1993A (Mercy Health Corporation of Southeastern
                 Pennsylvania Obligated Group), 6.000%, 11/15/07 (Pre-refunded to 11/15/05)

               Delaware County Industrial Development Authority (Pennsylvania),
                 Refunding Revenue Bonds, Series A 1997 (Resource Recovery Facility):
  4,000,000      6.000%, 1/01/03                                                            No Opt. Call          A-      4,129,560
  4,000,000      6.500%, 1/01/08                                                            No Opt. Call          A-      4,281,040

  1,500,000    Monroeville, Pennsylvania, Hospital Authority, Hospital Revenue              No Opt. Call         N/R      1,441,875
                 Refunding Bonds, Forbes Health System, 5.750%, 10/01/05

    335,000    Montgomery County Higher Education and Health Authority, Pennsylvania,       No Opt. Call         AAA        341,703
                 Hospital Facilities Revenue Bonds, Series of 1991 (Pottstown Memorial
                 Medical Center Project), 7.000%, 11/15/99

  2,500,000    Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue    No Opt. Call         AAA      2,572,425
                 Bonds (City of Philadelphia Funding Program), Series of 1992,
                 6.000%, 6/15/00

               City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Fourteenth
                 Series:
  3,600,000      5.600%, 7/01/99                                                            No Opt. Call         BBB      3,612,816
  3,425,000      5.700%, 7/01/00                                                            No Opt. Call         BBB      3,504,289

    700,000    Philadelphia Hospital and Higher Educational Facilities Authority of         No Opt. Call        BBB+        703,234
                 Philadelphia, Revenue Refunding Bonds, Series 1992 (Philadelphia MR
                 Project), 5.300%, 8/01/99

  1,095,000    Redevelopment Authority of the City of Philadelphia, Pennsylvania,           No Opt. Call         N/R      1,088,123
                 Multifamily Housing Mortgage Revenue Bonds, Series 1998A (Cricket
                 Court Commons Project), 5.600%, 4/01/08 (Alternative Minimum Tax)

  3,990,000    The School District of Philadelphia, Pennsylvania, General Obligation        No Opt. Call         AAA      4,265,031
                 Bonds, Series A of 1994, 5.450%, 7/01/04

  1,080,000    The School District of Philadelphia, Pennsylvania, General Obligation        No Opt. Call         AAA      1,081,220
                 Bonds, Series A of 1992, 6.050%, 5/15/99

  5,000,000    City of Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,      No Opt. Call         AAA      5,277,400
                 Series 1993, 5.150%, 6/15/04

               Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                 Authority, Hospital Revenue Refunding:
  3,490,000      5.850%, 7/01/02                                                            No Opt. Call     BBB+***      3,697,795
  2,020,000      6.050%, 7/01/04                                                            No Opt. Call     BBB+***      2,203,153
  2,000,000      6.150%, 7/01/05                                                            No Opt. Call     BBB+***      2,209,320

Portfolio of Investments
Nuveen Flagship Limited Term Municipal Bond Fund (continued)
April 30, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania (continued)

$ 6,130,000    Westmoreland County Industrial Development Authority, Pennsylvania,          No Opt. Call        Baa3   $  6,141,586
                 Hospital Revenue Bonds, Series 1998 (Citizens General Hospital),
                 4.750%, 7/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 0.8%

  4,035,000    Rhode Island Housing and Mortgage Finance Corporation, Multifamily           No Opt. Call         AAA      4,176,064
                 Housing Bonds, 1995 Series A, 5.350%, 7/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 1.9%

               The Health and Educational Facilities Board of the Metropolitan
               Government of Nashville and Davidson County, Tennessee, Revenue
               Refunding Bonds, Series 1998 (The Blakford at Green Hills):

    400,000      5.150%, 7/01/05                                                             7/03 at 102         N/R        405,836
    400,000      5.250%, 7/01/06                                                             7/03 at 102         N/R        405,816
    500,000      5.300%, 7/01/07                                                             7/03 at 102         N/R        506,625
    500,000      5.350%, 7/01/08                                                             7/03 at 102         N/R        506,615
    500,000      5.400%, 7/01/09                                                             7/03 at 102         N/R        509,885

  3,250,000    The Industrial Development Board of the Metropolitan Government of           No Opt. Call         N/R      3,368,723
                 Nashville and Davidson County, Tennessee, Industrial Development
                 Revenue Refunding and Improvement Bonds (Osco Treatment Systems, Inc.
                 Project), Series 1993, 6.000%, 5/01/03 (Alternative Minimum Tax)

  4,650,000    The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series      No Opt. Call         AAA      4,686,456
                 1998B, 4.050%, 9/01/00
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 2.0%

  1,575,000    Anderson County, Texas, Refunding Revenue Bonds (Coffield Prison Farm        No Opt. Call         AAA      1,602,972
                 Project), Series 1992 Supported by a Lease with the Texas Department of Criminal Justice, 5.300%, 3/15/00

               Brazos Higher Education Authority, Inc., Student Loan Revenue Refunding
               Bonds, Series 1993A-1:
  1,510,000      5.900%, 12/01/00 (Alternative Minimum Tax)                                 No Opt. Call         Aaa      1,562,171
  1,075,000      6.050%, 12/01/01 (Alternative Minimum Tax)                                 No Opt. Call         Aaa      1,129,804

  1,325,000    North Central Texas Health Facilities Development Corporation, Health         2/01 at 100         BBB      1,390,111
                 Facilities Development Revenue Bonds (C.C. Young Memorial Home
                 Project), Series 1996, 5.700%, 2/15/03

    830,000    The City of Pasadena, Texas, Industrial Development Corporation, Economic    10/99 at 100           A        839,454
                 Development Revenue Bonds, Series 1991 (Universities Space Research
                 Association Lunar and Planetary Institute Project), 7.050%, 10/01/01

               The State of Texas, Texas College Student Loan Senior Lien Revenue Bonds,
               Series 1991:
    460,000      7.000%, 4/01/00 (Alternative Minimum Tax)                                  No Opt. Call           A        473,450
    960,000      7.100%, 4/01/01 (Alternative Minimum Tax)                                  No Opt. Call           A      1,010,870

               Tyler Health Facilities Development Corporation, Texas, Hospital Revenue
               Bonds (Mother Frances Hospital Regional HealthCare Center Project), Series
               1997A:
  1,650,000      5.125%, 7/01/05                                                             7/02 at 100        Baa2      1,674,107
  1,100,000      5.200%, 7/01/06                                                             7/02 at 100        Baa2      1,115,234
-----------------------------------------------------------------------------------------------------------------------------------
               Vermont - 0.4%

               Vermont Student Assistance Corporation, Education Loan Finance Program
               Revenue Bonds, 1992 Series A-3:
  1,000,000      5.900%, 12/15/00 (Alternative Minimum Tax)                                 No Opt. Call         AAA      1,034,819
  1,000,000      6.050%, 12/15/01 (Alternative Minimum Tax)                                 No Opt. Call         AAA      1,050,909
-----------------------------------------------------------------------------------------------------------------------------------
               Virgin Islands - 1.7%

               Virgin Islands Port Authority, Airport Revenue Bonds, Refunding Series
               1998A:
  1,590,000      4.050%, 9/01/01 (Alternative Minimum Tax)                                  No Opt. Call           A      1,592,115
  2,960,000      4.450%, 9/01/04                                                             9/02 at 101         BBB      2,965,386
  2,500,000      4.500%, 9/01/05                                                             9/02 at 101         BBB      2,500,349

  2,070,000    Virgin Islands Water and Power Authority, Electric System Revenue and        No Opt. Call         N/R      2,179,005
                 Refunding Bonds, 1998 Series, 5.250%, 7/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Virginia - 1.2%

  2,850,000    Newport News Redevelopment and Housing Authority, Multifamily Housing         5/05 at 102         AAA      3,021,740
                 Revenue Bonds (Fredericksburg-Oxford Project), Series 1997A, 5.550%,
                 5/01/27 (Mandatory put 5/01/07)

-----
34

    Principal                                                                              Optional Call                     Market
       Amount  Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Virginia (continued)

$  3,000,000   Virginia Public Building Authority, State Building Revenue Bonds,             8/04 at 101       AA***   $  3,353,939
                 Series 1994A, 6.250%, 8/01/15 (Pre-refunded to 8/01/04)
------------------------------------------------------------------------------------------------------------------------------------
               Washington - 0.9%

   1,670,000   Washington Health Care Facilities Authority, Revenue Bonds,                  No Opt. Call         AAA      1,793,646
                 Series 1992 (The Children's Hospital and Medical Center,
                 Seattle), 6.000%, 10/01/02

   3,000,000   Washington Public Power Supply System, Nuclear Project No. 1                 No Opt. Call         Aa1      3,257,549
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/06
------------------------------------------------------------------------------------------------------------------------------------
               West Virginia - 0.8%

   2,500,000   The County Commission of Pleasants County, West Virginia, Pollution          No Opt. Call           A      2,541,174
                 Control Revenue Bonds (West Penn Power Company-Pleasants
                 Station Project), 1998 Series D, 4.700%, 11/01/07

   2,000,000   West Virginia Public Energy Authority, Energy Revenue Bonds                   1/06 at 102         Aaa      2,051,399
                 (Morgantown Energy Associates Project), 1990 Series A, 5.050%,
                 7/01/08 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 0.4%

               Wisconsin Health and Educational Facilities Authority, Revenue
               Bonds, Series 1993A (Lutheran Hospital-La Crosse, Inc.):

   1,100,000     5.200%, 2/15/00                                                            No Opt. Call       AAA       1,115,575
   1,155,000     5.300%, 2/15/01                                                            No Opt. Call       AAA       1,186,185
------------------------------------------------------------------------------------------------------------------------------------
$521,380,000   Total Investments (cost $518,810,568) - 98.7%                                                            538,458,966
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.3%                                                                       6,928,944
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $545,387,910
               =====================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                  See accompanying notes to financial statements
______
35

Statement of Net Assets
April 30, 1999

                                                                                  All-American  Intermediate  Limited Term
--------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                     $419,264,973   $61,430,545  $538,458,966
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)                               --     1,000,000            --
Cash                                                                                        --     1,125,313            --
Receivables:
  Interest                                                                           6,815,747       889,737     8,537,967
  Investments sold                                                                   3,705,027       165,000     1,680,000
  Shares sold                                                                        3,060,715        38,801     2,455,436
Other assets                                                                           261,131        77,668         1,820
--------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                   433,107,593    64,727,064   551,134,189
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                         352,828            --     3,531,516
Payables:
  Investments purchased                                                              4,593,533       777,070            --
  Shares redeemed                                                                      450,004     1,448,618       826,852
Accrued expenses:
  Management fees (note 6)                                                             134,634        10,975       193,922
  12b-1 distribution and service fees (notes 1 and 6)                                  123,640        14,449       114,510
  Other                                                                                124,673        53,934       168,600
Dividends payable                                                                      512,326        86,439       910,879
--------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                6,291,638     2,391,485     5,746,279
--------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                               $426,815,955   $62,335,579  $545,387,910
==========================================================================================================================
Class A Shares (note 1)
Net assets                                                                        $312,238,408   $51,773,415  $456,170,850
Shares outstanding                                                                  27,306,876     4,705,382    41,900,089
Net asset value and redemption price per share                                    $      11.43   $     11.00  $      10.89
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20%, 3.00% and 2.50%, respectively, of offering price)              $      11.93   $     11.34  $      11.17
==========================================================================================================================
Class B Shares (note 1)
Net assets                                                                        $ 31,804,266           N/A           N/A
Shares outstanding                                                                   2,780,221           N/A           N/A
Net asset value, offering and redemption price per share                          $      11.44           N/A           N/A
==========================================================================================================================
Class C Shares (note 1)
Net assets                                                                        $ 80,035,915   $ 9,855,152  $ 88,044,007
Shares outstanding                                                                   7,010,142       894,643     8,096,219
Net asset value, offering and redemption price per share                          $      11.42   $     11.02  $      10.87
==========================================================================================================================
Class R Shares (note 1)
Net assets                                                                        $  2,737,366   $   707,012  $  1,173,053
Shares outstanding                                                                     239,271        64,313       107,923
Net asset value, offering and redemption price per share                          $      11.44   $     10.99  $      10.87
==========================================================================================================================

N/A--Intermediate and Limited Term are not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.
      36

Statement of Operations
Year Ended April 30, 1999


                                                                                        All-American   Intermediate   Limited Term
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                              $ 21,210,096  $   3,014,402   $  26,414,168
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                                   1,787,931        284,463       2,193,990
12b-1 service fees -- Class A (notes 1 and 6)                                                544,753         98,085         894,943
12b-1 distribution and service fees -- Class B (notes 1 and 6)                               171,736            N/A             N/A
12b-1 distribution and service fees -- Class C (notes 1 and 6)                               538,035         53,669         314,590
Shareholders' servicing agent fees and expenses                                              168,313         35,608         269,164
Custodian's fees and expenses                                                                 76,817         45,230         108,976
Trustees' fees and expenses (note 6)                                                           5,661          1,514           9,635
Professional fees                                                                             15,568         11,702          10,395
Shareholders' reports -- printing and mailing expenses                                        75,124         15,832         147,545
Federal and state registration fees                                                           97,851         43,205         105,661
Other expenses                                                                                19,582          3,629          45,669
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                3,501,371        592,937       4,100,568
      Expense reimbursement (note 6)                                                         (33,793)       (80,657)             --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                               3,467,578        512,280       4,100,568
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                     17,742,518      2,502,122      22,313,600
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 4)                             1,390,265        974,433         177,749
Net change in unrealized appreciation or depreciation of investments                       1,381,053       (353,542)      4,044,043
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                  2,771,318        620,891       4,221,792
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                              $ 20,513,836  $   3,123,013   $  26,535,392
===================================================================================================================================

N/A--Intermediate and Limited Term are not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                           All-American                  Intermediate
                                                   ---------------------------   ---------------------------
                                                     Year Ended     Year Ended     Year Ended     Year Ended
                                                        4/30/99        4/30/98        4/30/99        4/30/98
------------------------------------------------------------------------------------------------------------

Operations
Net investment income                              $ 17,742,518   $ 14,992,106   $  2,502,122    $ 2,115,118
Net realized gain from
   investment transactions (notes 1 and 4)            1,390,265      1,444,589        974,433        445,080
Net change in unrealized appreciation
   or depreciation of investments                     1,381,053     11,090,769       (353,542)     1,234,467
------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           20,513,836     27,527,464      3,123,013      3,794,665
------------------------------------------------------------------------------------------------------------

Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                          (13,558,500)   (11,812,757)    (2,193,035)    (1,964,556)
   Class B                                             (757,569)      (172,772)           N/A            N/A
   Class C                                           (3,203,324)    (2,809,735)      (282,244)      (122,737)
   Class R                                             (225,133)      (207,336)       (32,146)       (26,788)

From accumulated net realized gains
  from investment transactions:
   Class A                                             (265,989)    (1,796,387)      (215,591)        (1,421)
   Class B                                              (18,186)       (34,421)           N/A            N/A
   Class C                                              (70,414)      (476,161)       (36,389)          (104)
   Class R                                               (5,437)       (30,203)        (2,815)           (19)
------------------------------------------------------------------------------------------------------------
Decrease in net assets
   from distributions to shareholders               (18,104,552)   (17,339,772)    (2,762,220)    (2,115,625)
------------------------------------------------------------------------------------------------------------

Fund Share Transactions (note 2)
Net proceeds from shares issued in the
   reorganization of:
   Alabama                                            7,102,834             --             --             --
   South Carolina                                    11,502,532             --             --             --
   Florida Intermediate                                      --             --     12,375,612             --

Net proceeds from sale of shares                    146,838,231     76,968,241     17,557,237      8,010,746
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions               6,230,070      9,893,852      1,227,057      1,256,923
------------------------------------------------------------------------------------------------------------
                                                    171,673,667     86,862,093     31,159,906      9,267,669
Cost of shares redeemed                             (59,511,217)   (57,124,785)   (15,659,540)    (8,387,774)
------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   Fund share transactions                          112,162,450     29,737,308     15,500,366        879,895
------------------------------------------------------------------------------------------------------------
Net increase in net assets                          114,571,734     39,925,000     15,861,159      2,558,935
Net assets at the beginning of year                 312,244,221    272,319,221     46,474,420     43,915,485
------------------------------------------------------------------------------------------------------------
Net assets at the end of year                      $426,815,955   $312,244,221   $ 62,335,579    $46,474,420
============================================================================================================
Balance of undistributed net
   investment income at the end of year            $        576   $      2,584   $      5,292    $    10,595
============================================================================================================

                                                             Limited Term
                                                    -----------------------------
                                                       Year Ended      Year Ended
                                                          4/30/99         4/30/98
---------------------------------------------------------------------------------

Operations
Net investment income                               $  22,313,600   $  21,711,709
Net realized gain from
   investment transactions (notes 1 and 4)                177,749       1,183,699
Net change in unrealized appreciation
   or depreciation of investments                       4,044,043       6,803,680
---------------------------------------------------------------------------------
Net increase in net assets from operations             26,535,392      29,699,088
---------------------------------------------------------------------------------

Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                            (20,627,751)    (20,496,170)
   Class B                                                    N/A             N/A
   Class C                                             (2,406,223)     (1,226,668)
   Class R                                                (45,661)        (12,840)

From accumulated net realized gains
  from investment transactions:
   Class A                                                     --              --
   Class B                                                    N/A             N/A
   Class C                                                     --              --
   Class R                                                     --              --
---------------------------------------------------------------------------------
Decrease in net assets
   from distributions to shareholders                 (23,079,635)    (21,735,678)
---------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the
   reorganization of:
   Alabama                                                     --              --
   South Carolina                                              --              --
   Florida Intermediate                                        --              --

Net proceeds from sale of shares                      159,596,588     102,797,645
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions                10,739,032      13,729,912
---------------------------------------------------------------------------------
                                                      170,335,620     116,527,557
Cost of shares redeemed                              (101,189,975)   (100,696,272)
---------------------------------------------------------------------------------
Net increase in net assets from
   Fund share transactions                             69,145,645      15,831,285
---------------------------------------------------------------------------------
Net increase in net assets                             72,601,402      23,794,695
Net assets at the beginning of year                   472,786,508     448,991,813
---------------------------------------------------------------------------------
Net assets at the end of year                       $ 545,387,910   $ 472,786,508
=================================================================================
Balance of undistributed net
   investment income at the end of year             $     224,796   $     990,831
=================================================================================

N/A - Intermediate and Limited Term are not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.
------
38

Notes to Financial Statements




1. General Information and Significant Accounting Policies

The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship All-American Municipal Bond Fund ("All-American"), the Nuveen Flagship Intermediate Municipal Bond Fund ("Intermediate") and the Nuveen Flagship Limited Term Municipal Bond Fund ("Limited Term") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

After the close of business on September 11, 1998, Nuveen Flagship Alabama Municipal Bond Fund ("Alabama") and Nuveen Flagship South Carolina Municipal Bond Fund ("South Carolina") reorganized into All-American. Prior to these reorganizations Alabama and South Carolina were each a series of the Nuveen Flagship Multistate Trust III, an open-end investment company. Alabama and South Carolina had fiscal year ends of May 31 prior to being reorganized into All-American which has an April 30 fiscal year end.

After the close of business on September 11, 1998, Nuveen Flagship Florida Intermediate Municipal Bond Fund ("Florida Intermediate") reorganized into Intermediate. Prior to the reorganization Florida Intermediate was a series of the Nuveen Flagship Multistate Trust I, an open-end investment company. Florida Intermediate had a fiscal year end of May 31 prior to being reorganized into Intermediate which has an April 30 fiscal year end.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 1999, Intermediate had an outstanding when-issued purchase commitment of $777,070. All-American and Limited Term had no such outstanding purchase commitments.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt dividends paid during the fiscal year ended April 30, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, C and R Shares. All-American also offers Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended April 30, 1999.

Expense Allocation
Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. Fund Shares
Transactions in Fund shares were as follows:

                                                                                               All-American
                                                                          -----------------------------------------------------
                                                                                   Year Ended                  Year Ended
                                                                                     4/30/99                     4/30/98
                                                                          -------------------------    ------------------------
                                                                              Shares         Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Alabama:
   Class A                                                                   395,906   $  4,578,809           --   $         --
   Class B                                                                    33,558        388,298           --             --
   Class C                                                                   174,177      2,011,777           --             --
   Class R                                                                    10,715        123,950           --             --

Shares issued in the reorganization of South Carolina:
   Class A                                                                   888,879     10,280,233           --             --
   Class B                                                                    62,148        719,099           --             --
   Class C                                                                    33,844        390,899           --             --
   Class R                                                                     9,709        112,301           --             --

Shares sold:
   Class A                                                                 8,253,027     94,819,512    4,008,652     45,606,077
   Class B                                                                 2,120,117     24,385,007      700,155      7,946,597
   Class C                                                                 2,250,600     25,819,882    1,301,462     14,740,803
   Class R                                                                   157,716      1,813,830      771,291      8,674,764

Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                   410,709      4,717,255      660,598      7,458,579
   Class B                                                                    22,987        264,311        9,097        103,693
   Class C                                                                    89,793      1,029,146      188,101      2,120,043
   Class R                                                                    19,091        219,358       18,643        211,537
-------------------------------------------------------------------------------------------------------------------------------
                                                                          14,932,976    171,673,667    7,657,999     86,862,093
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                                (3,545,629)   (40,755,984)  (3,632,808)   (40,915,436)
   Class B                                                                  (227,194)    (2,609,789)      (5,833)       (66,678)
   Class C                                                                (1,050,052)   (12,050,245)  (1,013,258)   (11,466,412)
   Class R                                                                  (356,254)    (4,095,199)    (408,450)    (4,676,259)
-------------------------------------------------------------------------------------------------------------------------------
                                                                          (5,179,129)   (59,511,217)  (5,060,349)   (57,124,785)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                                                               9,753,847   $112,162,450    2,597,650   $ 29,737,308
===============================================================================================================================

-----
41

                                                                         Intermediate
                                                   -----------------------------------------------------
                                                           Year Ended                   Year Ended
                                                            4/30/99                       4/30/98
                                                   -------------------------   -------------------------
                                                      Shares          Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Florida
  Intermediate:
    Class A                                          691,484   $   7,709,931           --    $        --
    Class C                                          407,786       4,549,343           --             --
    Class R                                           10,446         116,338           --             --
Shares sold:
    Class A                                        1,262,418      13,969,292      554,517      6,064,556
    Class C                                          308,307       3,423,835      167,492      1,829,477
    Class R                                           14,806         164,110       10,730        116,713
Shares issued to shareholders due to
  reinvestment of distributions:
    Class A                                           98,056       1,086,083      107,654      1,165,426
    Class C                                           11,658         129,379        7,941         86,053
    Class R                                            1,048          11,595          500          5,444
--------------------------------------------------------------------------------------------------------
                                                   2,806,009      31,159,906      848,834      9,267,669
--------------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                                       (1,238,267)    (13,721,630)    (678,166)    (7,363,971)
    Class C                                         (157,660)     (1,745,372)     (93,422)    (1,016,745)
    Class R                                          (17,438)       (192,538)        (640)        (7,058)
--------------------------------------------------------------------------------------------------------
                                                  (1,413,365)    (15,659,540)    (772,228)    (8,387,774)
--------------------------------------------------------------------------------------------------------
Net increase                                       1,392,644   $  15,500,366       76,606    $   879,895
========================================================================================================

                                                                       Limited Term
                                                   -----------------------------------------------------
                                                           Year Ended                   Year Ended
                                                            4/30/99                       4/30/98
                                                   -------------------------   -------------------------
                                                      Shares          Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
    Class A                                        8,690,653   $  94,938,574    7,703,171  $  83,615,063
    Class C                                        5,825,373      63,606,835    1,703,471     18,465,192
    Class R                                           96,702       1,051,179       65,900        717,390
Shares issued to shareholders due to
  reinvestment of distributions:
    Class A                                          879,078       9,602,882    1,182,240     12,786,447
    Class C                                          101,885       1,111,423       86,601        936,081
    Class R                                            2,265          24,727          680          7,384
--------------------------------------------------------------------------------------------------------
                                                  15,595,956     170,335,620   10,742,063    116,527,557
--------------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                                       (8,242,278)    (89,920,305)  (8,422,781)   (91,261,871)
    Class C                                         (977,837)    (10,657,258)    (865,221)    (9,376,253)
    Class R                                          (56,064)       (612,412)      (5,334)       (58,148)
--------------------------------------------------------------------------------------------------------
                                                  (9,276,179)   (101,189,975)  (9,293,336)  (100,696,272)
--------------------------------------------------------------------------------------------------------
Net increase                                       6,319,777   $  69,145,645    1,448,727  $  15,831,285
========================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 1999, to shareholders of record on May 7, 1999, as follows:

                              All-American  Intermediate  Limited Term
----------------------------------------------------------------------------
Dividend per share:
    Class A                         $.0470        $.0400        $.0405
    Class B                          .0400           N/A           N/A
    Class C                          .0420         .0350         .0375
    Class R                          .0490         .0415         .0425
============================================================================

N/A--Intermediate and Limited Term are not authorized to issue Class B Shares.

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended April 30, 1999, were as follows:

                                                                                    All-American  Intermediate   Limited Term
----------------------------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                                   $123,570,575   $15,915,562   $143,340,118
   Long-term municipal securities in the reorganization of Alabama                     6,293,497            --             --
   Long-term municipal securities in the reorganization of South Carolina             10,540,120            --             --
   Long-term municipal securities in the reorganization of Florida Intermediate               --    11,285,830             --
   Short-term municipal securities                                                    73,600,000     7,300,000    101,000,000

Sales:
   Long-term municipal securities                                                     35,509,801    12,657,610     74,203,503
   Short-term municipal securities                                                    73,600,000     6,300,000    101,000,000
==================================================================================================================================

At April 30, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At April 30, 1999, Limited Term had an unused capital loss carryforward of $3,801,908, available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 1999, were as follows:

                                                                               All-American     Intermediate     Limited Term
----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                                 $26,800,543       $3,136,985      $19,945,827
   depreciation                                                                    (478,560)         (61,524)        (297,429)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                                     $26,321,983       $3,075,461      $19,648,398
==================================================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser") a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

                                                                                                  All-American & Intermediate
Average Daily Net Asset Value                                                                                  Management Fee
----------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                         .5000 of 1%
For the next $125 million                                                                                          .4875 of 1
For the next $250 million                                                                                          .4750 of 1
For the next $500 million                                                                                          .4625 of 1
For the next $1 billion                                                                                            .4500 of 1
For net assets over $2 billion                                                                                     .4250 of 1
==================================================================================================================================

                                                                                                                 Limited Term
Average Daily Net Asset Value                                                                                  Management Fee
----------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                         .4500 of 1%
For the next $125 million                                                                                          .4375 of 1
For the next $250 million                                                                                          .4250 of 1
For the next $500 million                                                                                          .4125 of 1
For the next $1 billion                                                                                            .4000 of 1
For net assets over $2 billion                                                                                     .3750 of 1
==================================================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

-----
43

During the fiscal year ended April 30, 1999, the Distributor collected sales charges on purchases of Class A Shares of approximately $1,294,200, $148,400 and $623,700 for All-American, Intermediate and Limited Term, respectively, of which approximately $1,227,700, $123,600 and $537,900, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 1999, the Distributor compensated authorized dealers directly with approximately $1,293,300, $88,800, and $799,100 in commission advances at the time of purchase for All-American, Intermediate and Limited Term, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares for All-American during the first year following a purchase, all 12b-1 distribution fees on Class B Shares for All-American, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 1999, the Distributor retained approximately $356,900, $30,900 and $177,100 in such 12b-1 fees for All-American, Intermediate and Limited Term, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $103,300, $800 and $72,800 of CDSC on share redemptions during the fiscal year ended April 30, 1999, for All-American, Intermediate and Limited Term, respectively.

7. Composition of Net Assets
At April 30, 1999, each Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                     All-American   Intermediate   Limited Term
---------------------------------------------------------------------------------------------------------------
Capital paid-in                                                       $399,384,880   $58,247,509   $529,316,624
Balance of undistributed net investment income                                 576         5,292        224,796
Accumulated net realized gain (loss) from investment transactions        1,108,516     1,007,317     (3,801,908)
Net unrealized appreciation of investments                              26,321,983     3,075,461     19,648,398
---------------------------------------------------------------------------------------------------------------
Net assets                                                            $426,815,955   $62,335,579   $545,387,910
===============================================================================================================

8. Investment Composition
At April 30, 1999, the revenue sources by municipal purpose, expressed as a percent of long-term securities, were as follows:

                                                                     All-American   Intermediate   Limited Term
---------------------------------------------------------------------------------------------------------------
Education and Civic Organizations                                          9%             8%            13%
Energy                                                                     4             --             --
Health Care                                                               13             20             17
Housing/Multifamily                                                        2              3              5
Housing/Single Family                                                      3              1              1
Long-Term Care                                                             6              6              3
Tax Obligation/General                                                     3             12              9
Tax Obligation/Limited                                                     6             14              9
Transportation                                                            13             16              7
U.S.Guaranteed                                                            14              3              9
Utilities                                                                 20             11             22
Water and Sewer                                                            3              3              2
Other                                                                      4              3              3
---------------------------------------------------------------------------------------------------------------
                                                                         100%           100%           100%
===============================================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (32% for All-American, 31% for Intermediate and 35% for Limited Term). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial Highlights


Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                               Investment Operations               Less Distributions
                                        -----------------------------------   -----------------------------
ALL-AMERICAN+                                                 Net
                                                        Realized/
                                                       Unrealized
                           Beginning           Net        Invest-                 Net                         Ending
                                 Net       Invest-           ment             Invest-                            Net
Year Ended                     Asset          ment           Gain                ment    Capital               Asset         Total
April 30,                      Value    Income (a)         (Loss)     Total    Income      Gains      Total    Value    Return (b)
----------------------------------------------------------------------------------------------------------------------------------
Class A (10/88)
     1999                     $11.32          $.57          $ .12     $ .69     $(.57)  $   (.01)     $(.58)  $11.43          6.23%
     1998                      10.90           .60            .51      1.11      (.60)      (.09)      (.69)   11.32         10.32
     1997 (c)                  10.67           .55            .29       .84      (.55)      (.06)      (.61)   10.90          8.02
     1996 (d)                  10.79           .61           (.12)      .49      (.61)        --       (.61)   10.67          4.64
     1995 (d)                  10.61           .63            .18       .81      (.63)        --       (.63)   10.79          8.01
     1994 (d)                  11.07           .65           (.30)      .35      (.65)      (.16)++    (.81)   10.61          2.99
Class B (2/97)
     1999                      11.33           .49            .12       .61      (.49)      (.01)      (.50)   11.44          5.46
     1998                      10.91           .51            .51      1.02      (.51)      (.09)      (.60)   11.33          9.51
     1997 (e)                  10.98           .12           (.06)      .06      (.13)        --       (.13)   10.91           .54
Class C (6/93)
     1999                      11.31           .51            .12       .63      (.51)      (.01)      (.52)   11.42          5.69
     1998                      10.89           .53            .52      1.05      (.54)      (.09)      (.63)   11.31          9.75
     1997 (c)                  10.66           .50            .29       .79      (.50)      (.06)      (.56)   10.89          7.48
     1996 (d)                  10.78           .55           (.12)      .43      (.55)        --       (.55)   10.66          4.07
     1995 (d)                  10.60           .57            .18       .75      (.57)        --       (.57)   10.78          7.42
     1994 (f)                  11.09           .57           (.32)      .25      (.57)      (.17)++    (.74)   10.60          2.16*
Class R (2/97)
     1999                      11.32           .60            .13       .73      (.60)      (.01)      (.61)   11.44          6.54
     1998                      10.91           .61            .51      1.12      (.62)      (.09)      (.71)   11.32         10.45
     1997 (e)                  10.99           .15           (.07)      .08      (.16)        --       (.16)   10.91           .69
==================================================================================================================================


                                                          Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------
                                                                 Ratio                         Ratio
                                                                of Net                        of Net
                                               Ratio of     Investment       Ratio of     Investment
                                               Expenses         Income       Expenses      Income to
                                             to Average     to Average     to Average        Average
                                             Net Assets     Net Assets     Net Assets     Net Assets
                                                 Before         Before          After          After     Portfolio
Year Ended                   Ending Net      Reimburse-     Reimburse-     Reimburse-     Reimburse-      Turnover
April 30,                  Assets (000)            ment           ment       ment (a)       ment (a)          Rate
-------------------------------------------------------------------------------------------------------------------
Class A (10/88)
     1999                      $312,238             .81%         4.97%           .80%          4.98%           10%
     1998                       236,691             .81           5.27            .81           5.27            20
     1997 (c)                   216,575             .98*          5.43*           .87*          5.54*           39
     1996 (d)                   207,992            1.02           5.41            .83           5.60            79
     1995 (d)                   185,495            1.06           5.72            .76           6.02            71
     1994 (d)                   159,867            1.05           5.34            .62           5.77            81
Class B (2/97)
     1999                        31,804            1.55           4.22           1.54           4.23            10
     1998                         8,706            1.56           4.47           1.56           4.47            20
     1997 (e)                       711            1.55*         4.83*           1.55*          4.83*           39
Class C (6/93)
     1999                        80,036            1.36           4.42           1.35           4.43            10
     1998                        62,336            1.36           4.72           1.36           4.72            20
     1997 (c)                    54,850            1.53*          4.88*          1.42*          4.99*           39
     1996 (d)                    47,314            1.57           4.85           1.37           5.05            79
     1995 (d)                    45,242            1.61           5.17           1.31           5.47            71
     1994 (f)                    39,997            1.63*          4.62*          1.09*          5.16*           81
Class R (2/97)
     1999                         2,737             .62           5.16            .61           5.17            10
     1998                         4,510             .61           5.42            .61           5.42            20
     1997 (e)                       183             .61*          5.95*           .61*          5.95*           39
==================================================================================================================

*   Annualized.
+ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship All-American.
++ The amounts shown include a distribution in excess of capital gains of $.10 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) For the 11 months ended April 30.
(d) For the year ended May 31.
(e) From commencement of class operations as noted through April 30.
(f) From commencement of class operations as noted through May 31.

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                                   Investment Operations              Less Distributions
                             --------------------------------    ----------------------------
INTERMEDIATE+
                                                 Net
                                           Realized/
                                          Unrealized
                 Beginning          Net      Invest-                 Net                         Ending
                       Net      Invest-         ment             Invest-                            Net
Year Ended           Asset         ment         Gain                ment    Capital               Asset         Total
April 30,            Value   Income (a)       (Loss)    Total     Income      Gains     Total     Value    Return (b)
----------------------------------------------------------------------------------------------------------------------
Class A (9/92)
   1999             $10.88         $.49        $ .17    $ .66      $(.50)   $ (.04)     $(.54)   $11.00          6.14%
   1998              10.47          .52          .41      .93       (.52)       --       (.52)    10.88          8.97
   1997 (c)          10.27          .47          .20      .67       (.47)       --       (.47)    10.47          6.64
   1996 (d)          10.29          .51         (.02)     .49       (.51)       --       (.51)    10.27          4.84
   1995 (d)          10.16          .51          .13      .64       (.51)       --       (.51)    10.29          6.63
   1994 (d)          10.35          .52         (.13)     .39       (.52)     (.06)++    (.58)    10.16          3.72

Class C (12/95)
   1999              10.89          .43          .18      .61       (.44)     (.04)      (.48)    11.02          5.66
   1998              10.47          .46          .42      .88       (.46)       --       (.46)    10.89          8.47
   1997 (c)          10.28          .44          .17      .61       (.42)       --       (.42)    10.47          6.00
   1996 (f)          10.57          .23         (.30)    (.07)      (.22)       --       (.22)    10.28         (1.78)*

Class R (2/97)
   1999              10.86          .52          .16      .68       (.51)     (.04)      (.55)    10.99          6.42
   1998              10.45          .54          .41      .95       (.54)       --       (.54)    10.86          9.17
   1997 (e)          10.60          .13         (.15)    (.02)      (.13)       --       (.13)    10.45          (.15)
======================================================================================================================

                                            Ratios/Supplemental Data
                  -----------------------------------------------------------------------------
                                                  Ratio                     Ratio
                                                 of Net                    of Net
                                  Ratio of   Investment     Ratio of   Investment
                                  Expenses       Income     Expenses    Income to
                                to Average   to Average   to Average      Average
                                Net Assets   Net Assets   Net Assets   Net Assets
                                    Before       Before        After        After     Portfolio
                  Ending Net    Reimburse-   Reimburse-   Reimburse-   Reimburse-      Turnover
                 Assets(000)          ment         ment     ment (a)     ment (a)          Rate
-----------------------------------------------------------------------------------------------
Class A (9/92)
   1999              $51,773          .98%        4.32%         .84%        4.46%           23%
   1998               42,339         1.03         4.52          .79         4.76            20
   1997 (c)           40,906         1.18*        4.46*         .68*        4.96*           26
   1996 (d)           46,742         1.17         4.31          .62         4.86            81
   1995 (d)           42,069         1.24         4.45          .54         5.15           102
   1994 (d)           35,891         1.29         4.04          .40         4.93            69

Class C (12/95)
   1999                9,855         1.51         3.76         1.36         3.91            23
   1998                3,533         1.58         3.96         1.34         4.20            20
   1997 (c)            2,540         1.71*        3.90*        1.23*        4.38*           26
   1996 (f)            1,187         1.73*        3.68*        1.13*        4.28*           81

Class R (2/97)
   1999                  707          .78         4.52          .64         4.66            23
   1998                  602          .83         4.71          .59         4.95            20
   1997 (e)              469          .82*        4.98*         .40*        5.40*           26
===============================================================================================

*   Annualized.
+ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship Intermediate.
++ The amount shown includes a distribution in excess of capital gains of $.01 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) For the 11 months ended April 30.
(d) For the year ended May 31.
(e) From commencement of class operations as noted through April 30.
(f) From commencement of class operations as noted through May 31.

    Selected data for a share outstanding throughout each period is as follows:


Class (Inception Date)

                                      Investment Operations                    Less Distributions
                               -----------------------------------      -------------------------------
LIMITED TERM+                                       Net
                                              Realized/
                                             Unrealized
                Beginning            Net        Invest-                     Net                             Ending
                      Net        Invest-           ment                 Invest-                                Net
Year Ended          Asset           ment           Gain                    ment      Capital                 Asset          Total
April 30,           Value     Income (a)         (Loss)      Total       Income        Gains      Total      Value     Return (b)
----------------------------------------------------------------------------------------------------------------------------------
Class A (10/87)
   1999            $10.80           $.49          $ .10      $ .59        $(.50)       $  --      $(.50)    $10.89          5.57%
   1998             10.61            .51            .19        .70         (.51)          --       (.51)     10.80          6.67
   1997 (c)         10.57            .46            .04        .50         (.46)          --       (.46)     10.61          4.78
   1996 (d)         10.65            .51           (.09)       .42         (.50)          --       (.50)     10.57          4.03
   1995 (d)         10.60            .51            .04        .55         (.50)          --       (.50)     10.65          5.41
   1994 (d)         10.74            .52           (.13)       .39         (.52)        (.01)      (.53)     10.60          3.58
Class C (12/95)
   1999             10.79            .45            .10        .55         (.47)          --       (.47)     10.87          5.13
   1998             10.60            .47            .19        .66         (.47)          --       (.47)     10.79          6.33
   1997 (c)         10.56            .44            .03        .47         (.43)          --       (.43)     10.60          4.49
   1996 (f)         10.76            .22           (.19)       .03         (.23)          --       (.23)     10.56           .46*
Class R (2/97)
   1999             10.78            .51            .11        .62         (.53)          --       (.53)     10.87          5.81
   1998             10.59            .53            .19        .72         (.53)          --       (.53)     10.78          6.87
   1997 (e)         10.73            .12           (.13)      (.01)        (.13)          --       (.13)     10.59          (.09)
==================================================================================================================================

                                                 Ratios/Supplemental Data
                    ------------------------------------------------------------------------------
                                                      Ratio                       Ratio
                                                     of Net                      of Net
                                     Ratio of    Investment       Ratio of   Investment
                                     Expenses        Income       Expenses    Income to
                                   to Average    to Average     to Average      Average
                                   Net Assets    Net Assets     Net Assets   Net Assets
                                       Before        Before          After        After  Portfolio
                      Ending Net   Reimburse-    Reimburse-     Reimburse-   Reimburse-   Turnover
                    Assets (000)         ment          ment       ment (a)     ment (a)       Rate
--------------------------------------------------------------------------------------------------
Class A (10/87)
   1999                 $456,171         .77%         4.45%           .77%        4.45%        16%
   1998                  438,134         .77          4.70            .77         4.70         30
   1997 (c)              425,401         .82*         4.74*           .80*        4.76*        29
   1996 (d)              489,157         .84          4.72            .79         4.77         39
   1995 (d)              569,196         .82          4.80            .74         4.88         20
   1994 (d)              704,627         .79          4.67            .70         4.76         22
Class C (12/95)
   1999                   88,044        1.12          4.09           1.12         4.09         16
   1998                   33,952        1.12          4.35           1.12         4.35         30
   1997 (c)               23,551        1.12*         4.43*          1.11*        4.44*        29
   1996 (f)               15,415        1.43*         3.93*          1.19*        4.17*        39
Class R (2/97)
   1999                    1,173         .57          4.64            .57         4.64         16
   1998                      701         .59          4.86            .59         4.86         30
   1997 (e)                   40         .55*         5.07*           .55*        5.07*        29
==================================================================================================

*   Annualized.
+ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship Limited Term.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) For the 11 months ended April 30.
(d) For the year ended May 31.
(e) From commencement of class operations as noted through April 30.
(f) From commencement of class operations as noted through May 31.

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Municipal Trust:



We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship All-American Municipal Bond Fund, Nuveen Flagship Intermediate Municipal Bond Fund, and Nuveen Flagship Limited Term Municipal Bond Fund (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Municipal Trust (a Massachusetts business trust)), as of April 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Funds for the years ended April 30, 1997 and prior were audited by other auditors whose report dated June 13, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship All-American Municipal Bond Fund, Nuveen Flagship Intermediate Municipal Bond Fund, and Nuveen Flagship Limited Term Municipal Bond Fund of the Nuveen Flagship Municipal Trust as of April 30, 1999, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
June 18, 1999

Fund Information



Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

     SERVING

Investors for Generations
                                       [PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth,
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and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.



NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com                                               VAN-N2-4-99